Exhibit 10.33

ENSCO SAVINGS PLAN

(As Revised and Restated Effective 1 January 2002)

TABLE OF CONTENTS

Article I	DEFINITIONS

Sec. 1.1	Administrator
Sec. 1.2	Affiliated Company
Sec. 1.3	Allocation Date
Sec. 1.4	Alternate Payee
Sec. 1.5	Annual Compensation
Sec. 1.6	Beneficiary
Sec. 1.7	Catch-up Contribution
Sec. 1.8	Catch-up Eligible Participan
Sec. 1.9	Chiles 401(k) Plan
Sec. 1.10	Code
Sec. 1.11	Committee
Sec. 1.12	Company
Sec. 1.13	Company Stock
Sec. 1.14	Disability
Sec. 1.15	Dual 401(k) Plan
Sec. 1.16	Employee
Sec. 1.17	Employer
Sec. 1.18	Employer Account
Sec. 1.19	Ensco ADS
Sec. 1.20	Entry Date
Sec. 1.21	ERISA
Sec. 1.22	Former Participant
Sec. 1.23	401(k) Account
Sec. 1.24	Highly Compensated Employee
Sec. 1.25	Hours of Service
Sec. 1.26	Individual Account
Sec. 1.27	Interactive Electronic Communication
Sec. 1.28	Investment Fund or Funds
Sec. 1.29	Leased Employee
Sec. 1.30	Matching Contribution
Sec. 1.31	Merger
Sec. 1.32	Merger Agreement
Sec. 1.33	Named Fiduciary
Sec. 1.34	Non-Highly Compensated Employee
Sec. 1.35	Normal Retirement Date
Sec. 1.36	Notice
Sec. 1.37	Participant
Sec. 1.38	Penrod Thrift Plan
Sec. 1.39	Period of Service
Sec. 1.40	Period of Severance
Sec. 1.41	Plan
Sec. 1.42	Plan Merger Date
Sec. 1.43	Prior Plan Account
Sec. 1.44	Qualified Domestic Relations Order

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Sec. 1.45	Recordkeeper
Sec. 1.46	Reinstatement Account
Sec. 1.47	Rollover Account
Sec. 1.48	Rollover Contribution
Sec. 1.49	Salary Reduction Contribution
Sec. 1.50	Savings Account
Sec. 1.51	Severance from Service Date
Sec. 1.52	Transfer Account
Sec. 1.53	Transfer Contribution
Sec. 1.54	Trust Agreement
Sec. 1.55	Trust Fund
Sec. 1.56	Trustee
Sec. 1.57	Valuation Date
Sec. 1.58	Year
Sec. 1.59	Gender and Number

Article II	ELIGIBILITY OF EMPLOYEES

Sec. 2.1	Eligibility
Sec. 2.2	Election to Participate
Sec. 2.3	Eligibility upon Reemployment
Sec. 2.4	Reemployment of Participant
Sec. 2.5	Changes in Classification and Cessation of Participation
Sec. 2.6	Exclusion of Employees Covered by Collective argaining
Sec. 2.7	Exclusion of Certain Employees who are Non-U.S. Taxpayers
Sec. 2.8	Eligibility Upon Entry or Reentry into an Eligible Class of Employees
Sec. 2.9	Exclusion of Certain Employees from the Profit Sharing Feature of the Plan

Article III	CONTRIBUTIONS

Sec. 3.1	Salary Reduction Contributions
Sec. 3.2	Employer Matching Contributions
Sec. 3.3	Employer Profit Sharing Contributions
Sec. 3.4	Employer Qualified Non-Elective Contributions
Sec. 3.5	Time and Form of Contributions
Sec. 3.6	Limit on Employer Contributions
Sec. 3.7	Contributions May be Made with Respect to a Particular Employer
Sec. 3.8	Manner of Making Contributions
Sec. 3.9	Rollover and Transfer Contributions
Sec. 3.10	Contributions with Respect to Military Leave

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Article IV	LIMITATIONS AND RESTRICTIONS ON SALARY REDUCTION CONTRIBUTIONS

Sec. 4.1	Dollar Limitation and Excess Elective Deferrals
Sec. 4.2	Actual Deferral Percentage Tests
Sec. 4.3	Adjustments Required to Satisfy an Actual Deferral Percentage Test
Sec. 4.4	Additional Adjustments of Salary Reduction Contributions
Sec. 4.5	Other Permissible Methods of Testing and Correction
Sec. 4.6	Targeted Qualified Non-Elective Contributions Limit

Article V	LIMITATIONS AND RESTRICTIONS ON MATCHING CONTRIBUTIONS

Sec. 5.1	Contribution Percentage Tests
Sec. 5.2	Adjustments Required to Satisfy a Contribution Percentage Test
Sec. 5.3	Testing of Salary Reduction Contributions Under Contribution Percentage Test
Sec. 5.4	Other Permissible Methods of Testing and Corrections
Sec. 5.5	Targeted Qualified Non-Elective Contributions Limit

Article VI	ALLOCATION OF CONTRIBUTIONS

Sec. 6.1	Establishment of Accounts
Sec. 6.2	Allocation of Salary Reduction Contributions
Sec. 6.3	Allocation of Matching Contributions and Certain Forfeitures
Sec. 6.4	Allocation of Employer Profit Sharing Contributions Made Under Section 3.3 and Certain Forfeitures
Sec. 6.5	Allocation of Employer Qualified Non-Elective Contributions
Sec. 6.6	Credit of Rollover Contributions and Transfer Contributions
Sec. 6.7	Included Individual Accounts
Sec. 6.8	Special 410(b) Allocation

Article VII	LIMITATION ON ALLOCATIONS

Sec. 7.1	Limitation on Allocations
Sec. 7.2	Definitions
Sec. 7.3	Correction of Excess Amounts
Sec. 7.4	Aggregation & Disaggregation of Plans

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Article VIII                                    ADJUSTMENT OF INDIVIDUAL ACCOUNTS
Sec. 8.1	Trust Fund Valuation
Sec. 8.2	Adjustments to Participant's and Former Participant's Individual Accounts

Article IX	INDIVIDUAL ACCOUNTS

Sec. 9.1	Participant Interest in Individual Accounts
Sec. 9.2	Periodic Benefit Statements

Article X	RETIREMENT

Sec. 10.1	Normal Retirement
Sec. 10.2	Benefits on Normal Retirement
Sec. 10.3	Commencement of Benefits
Sec. 10.4	Final Contribution After Distribution of Benefits

Article XI	DEATH

Sec. 11.1	Benefits on Death
Sec. 11.2	Final Contribution After Distribution of Benefits

Article XII	DISABILITY

Sec. 12.1	Benefits on Disability
Sec. 12.2	Final Contribution After Distribution of Benefits

Article XIII	TERMINATION BENEFITS

Sec. 13.1	Termination of Employment Other than by Reason of Death, Disability or Retirement
Sec. 13.2	Vested Interest
Sec. 13.3	Time of Distribution
Sec. 13.4	Forfeiture and Return to Employment Prior to Complete Distribution
Sec. 13.5	Application of Forfeitures

Article XIV	DISTRIBUTIONS AND WITHDRAWALS

Sec. 14.1	Payment Options
Sec. 14.2	Determination of Form and Timing of Payment
Sec. 14.3	Minority or Disability of Distributee
Sec. 14.4	Additional Requirements Relating to Benefit Payments and Death Distributions
Sec. 14.5	Withdrawals
Sec. 14.6	Claims Procedure
Sec. 14.7	Administrator's Duty to Trustee
Sec. 14.8	Duty to Keep Administrator Informed of Distributee's Current Address

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Sec. 14.9	Failure to Claim Benefits
Sec. 14.10	Distribution Pursuant to Qualified Domestic Relations Orders
Sec. 14.11	Tax Withholding and Participant's Direct Rollover

Article XV	NOTICES

Sec. 15.1	Notice
Sec. 15.2	Modification of Notice
Sec. 15.3	Reliance on Notice

Article XVI	AMENDMENT OR TERMINATION OF PLAN

Sec. 16.1	Amendment or Termination by Company
Sec. 16.2	Effect of Amendment
Sec. 16.3	Distribution on Termination or Discontinuance of Contributions
Sec. 16.4	Reversion of Contributions to Employer
Sec. 16.5	Amendment of Vesting Schedule
Sec. 16.6	Merger or Consolidation of Plan
Sec. 16.7	Withdrawal of Employer

Article XVII	COMMITTEE

Sec. 17.1	Committee Composition
Sec. 17.2	Committee Actions
Sec. 17.3	Committee Procedure
Sec. 17.4	Delegation to Committee and Company's Duty to Furnish Information
Sec. 17.5	Construction of Plan and Trustee's and Recordkeeper's Reliance
Sec. 17.6	Committee Member's Abstention in Cases Involving Own Rights
Sec. 17.7	Counsel to Committee
Sec. 17.8	Indemnification of Employees and Directors
Sec. 17.9	Action Taken in Good Faith

Article XVIII	MISCELLANEOUS

Sec. 18.1	No Employment or Compensation Agreement
Sec. 18.2	Spendthrift Provision
Sec. 18.3	Construction
Sec. 18.4	Titles
Sec. 18.5	Texas Law Applicable
Sec. 18.6	Successors and Assigns
Sec. 18.7	Allocation of Fiduciary Responsibility by Named Fiduciary
Sec. 18.8	Fees and Expenses of Administration
Sec. 18.9	Plan Controls

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Sec. 18.10	Effect of Mistakes
Sec. 18.11	Operation of the Plan; Permitted Corrections

Article XIX	ADOPTION BY AFFILIATED COMPANIES

Sec. 19.1	Transfer of Employment to Another Employer
Sec. 19.2	Contributions and Forfeitures
Sec. 19.3	Action by Company

Article XX	THE TRUSTEE

Sec. 20.1	Trust Fund
Sec. 20.2	Trustee's Duties
Sec. 20.3	Benefits Only from Trust Fund
Sec. 20.4	Trust Fund Applicable Only to Payment of Benefits
Sec. 20.5	Texas Trust Code
Sec. 20.6	Voting of Ensco ADS and Company Stock
Sec. 20.7	Tender and Exchange Offers

Article XXI	INVESTMENTS

Sec. 21.1	Permitted Investments
Sec. 21.2	Investment of Trust Assets
Sec. 21.3	Investment in Qualifying Employer Real Property and Qualifying Employer Securities
Sec. 21.4	Investment in Certificate of Deposit
Sec. 21.5	Appointment of Investment Advisor
Sec. 21.6	Named Fiduciary's Control of Investments
Sec. 21.7	Investment in Collective Investment Trust
Sec. 21.8	Participant Direction of Investments
Sec. 21.9	Changes to Prior Participant Direction of Investments
Sec. 21.10	Effect of Participant Direction of Investments
Sec. 21.11	Participant Loans

Article XXII	TOP HEAVY PROVISIONS

Sec. 22.1	Minimum Allocation Requirements
Sec. 22.2	Definitions

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ENSCO SAVINGS PLAN
(As Revised and Restated Effective 1 January 2002)

THIS AGREEMENT, executed this _____ day of November, 2010, and effective 1 January 2002 unless specifically provided otherwise in this Agreement, by ENSCO International Incorporated, having its principal office in Dallas, Texas (hereinafter referred to as the "Company").

W I T N E S S E T H:

WHEREAS, the Company established the Energy Service Company, Inc. Profit Sharing Plan (the "Plan") effective May 15, 1991 in the form of a profit sharing plan designed to constitute a "qualified plan" within the meaning of applicable sections of the Internal Revenue Code of 1986, as amended (the "Code"), including Section 401(k) thereof;

WHEREAS, the Plan was amended effective May 15, 1991 by resolution of the Board of Directors of the Company (the "Board") dated February 16, 1993 to change the name of the Plan to the "ENSCO Savings Plan";

WHEREAS, the Company also maintained the ENSCO Profit Sharing Plan which was merged into the Plan effective July 1, 1991;

WHEREAS, the Company acquired Penrod Drilling Corporation ("Penrod") and the Penrod Thrift Plan maintained by Penrod was merged into the Plan effective December 31, 1993 and Penrod became a participating employer in the Plan effective as of January 1, 1994;

WHEREAS, the Plan was amended by Amendment No. II effective December 31, 1993 to provide (i) that all matching contributions by the Company to the Plan will be made in shares of common stock of the Company, (ii) that the vesting schedule used by the Plan shall be a six-year schedule pursuant to which a participant is 20% vested after two years of service and an additional 20% for each year thereafter, (iii) for the direct rollover rules of Section 401(a)(31) of the Code, (iv) for the new compensation limitation of Section 401(a)(17) of the Code, (v) for elimination of the requirement that a participant be employed on December 31 of a plan year to receive an allocation of a Company matching contribution made for that plan year and (vi) for such other administrative provisions as the officers of the Company deemed appropriate;

WHEREAS, the Company appointed T. Rowe Price Trust Company successor trustee of the Plan effective January 1, 1995;

WHEREAS, the Company acquired Dual Drilling Company ("Dual") effective June 12, 1996 and Dual Holding Company, a wholly-owned subsidiary of the Company, became the successor sponsor to Dual of the Dual Drilling Company Employees Tax Deferred/Thrift Savings Plan and Trust [the "Dual 401(k) Plan"];

WHEREAS, the eligible employees of Dual became eligible to participate in the Plan effective July 1, 1996;

WHEREAS, the Plan was amended by Amendment No. III effective July 1, 1996 by resolution of the Board to (i) provide all employees of Dual as of June 12, 1996 with credit for all service with Dual for purposes of the eligibility and vesting provisions of the Plan, (ii) permit participation in the Plan as of July 1, 1996 by all participants in the Dual 401(k) Plan as of June 30, 1996, (iii) provide that any participant in the Dual 401(k) Plan as of June 30, 1996 shall be fully vested in his account balance in the Plan as of the date he has both attained age 55 and received credit under the Plan for at least five years of vesting service, (iv) eliminate the $500 minimum withdrawal requirement with respect to in-service withdrawals of pre-tax contributions to the Plan, and (v) provide for the same rules in the Plan as are presently contained in the Dual 401(k) Plan with respect to in-service withdrawals of amounts attributable to after-tax contributions which are to be transferred to the trust of the Plan pursuant to the merger of the Dual 401(k) Plan into the Plan;

WHEREAS, the Dual 401(k) Plan was subsequently amended and restated effective as of January 1, 1989 and such restatement provided that, effective June 1, 1996, each participant in the Dual 401(k) Plan shall be fully vested in his individual account in the Dual 401(k) Plan;

WHEREAS, the Plan was amended by Amendment No. IV effective April 1, 1997 to change the "entry dates" for the Plan;

WHEREAS, (i) the Board approved the merger of the Dual 401(k) Plan into the Plan as soon as administratively practicable following the issuance by the National Office of the Internal Revenue Service of a compliance statement pursuant to the application filed by Dual Holding Company, as successor sponsor to Dual of the Dual 401(k) Plan, under the Voluntary Compliance Resolution program of the Internal Revenue Service and (ii) following receipt by Dual Holding Company of that compliance statement, the Dual 401(k) Plan was merged into the Plan effective as of January 31, 2000;

WHEREAS, the Company revised and restated the Plan, effective January 1, 1997 (the "1997 Restatement"), except for certain provisions for which another effective date was subsequently provided elsewhere in the terms of the 1997 Restatement, to (i) incorporate the prior amendments to the Plan, (ii) incorporate such other provisions as were necessary due to the merger of the Penrod Thrift Plan and the Dual 401(k) Plan into the Plan, (iii) clarify the definition of "annual compensation" used for nondiscrimination testing under Sections 401(k) and 401(m) of the Code, and (iv) bring the Plan into compliance with the Code, as modified by the Small Business Job Protection Act of 1996, the General Agreement on Tariffs and Trade under the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000, as well as all applicable rules, regulations and administrative pronouncements enacted, promulgated or issued since the date the Plan was last restated;

WHEREAS, the Company adopted Amendment No. 1 to the 1997 Restatement, effective January 1, 2002, to reflect the proposed Treasury regulations (the "Proposed Regulations") issued under Section 401(a)(9) of the Code;

WHEREAS, the Company adopted Amendment No. 2 to the 1997 Restatement, effective as of January 1, 2002, except as specifically otherwise in Amendment No. 2, to (i) reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") which generally became applicable to the Plan effective as of January 1, 2002, and (ii) constitute good faith compliance with the requirements of EGTRRA;

WHEREAS, the Pension and Welfare Benefits Administration of the Department of Labor issued final regulations establishing new standards for processing benefit claims of participants and beneficiaries under Section 15.6 of the 1997 Restatement which have been clarified by further guidance from the Pension and Welfare Benefits Administration (collectively the "Final Claims Procedure Regulations");

WHEREAS, the Proposed Regulations for which the 1997 Restatement was amended by Amendment No. 1 were replaced by final Treasury regulations that were issued April 17, 2002 under Section 401(a)(9) of the Code relating to required minimum distributions under Section 15.4 of the 1997 Restatement (the "Final Required Minimum Distribution Regulations");

WHEREAS, the Company acquired Chiles Offshore Inc. ("Chiles"), effective August 7, 2002, pursuant to a merger agreement among the Company, Chore Acquisition, Inc. ("Chore"), a wholly-owned subsidiary of the Company, and Chiles, whereby Chiles was merged with and into Chore, with Chore being the surviving company and continuing to exist as a wholly-owned subsidiary of the Company and the successor sponsor to Chiles of the Chiles Offshore Inc. 401(k) Retirement Savings Plan (the "Chiles 401(k) Plan");

WHEREAS, the employees of Chiles that continued as employees of a subsidiary of the Company on and after August 7, 2002 continued to be eligible to participate in the Chiles 401(k) Plan through September 30, 2002 and then became eligible to participate in the Plan effective October 1, 2002;

WHEREAS, the Chiles 401(k) Plan was merged into the Plan effective October 1, 2002 and the assets of the Chiles 401(k) Plan were transferred on October 1, 2002 from the trust established pursuant to the Chiles 401(k) Plan to the trust established pursuant to the Plan;

WHEREAS, the Company adopted Amendment No. 3 to the 1997 Restatement, effective as of October 1, 2002, unless specifically provided otherwise in Amendment No. 3, to, among other things, (i) revise Section 15.6 of the 1997 Restatement to provide that the administrator of the Plan shall process benefit claims of participants and beneficiaries pursuant to the claims procedure specified in the summary plan description for the Plan which shall comply with the Final Claims Procedure Regulations, as may be amended from time to time, (ii) reflect the Final Required Minimum Distribution Regulations by amending Section 15.4 of the 1997 Restatement consistent with the Model Amendment provided by the Internal Revenue Service in Rev. Proc. 2002-29, (iii) permit participation in the Plan on October 1, 2002 (the "Date of Participation") by all employees of Chiles who are both eligible to participate in the Chiles 401(k) Plan as of September 30, 2002 and are employed by the Company or a subsidiary of the Company on October 1, 2002, (iv) provide all employees of Chiles who begin to participate in the Plan as of the Date of Participation with credit for all actual service with Chiles for purposes of the eligibility and vesting provisions of the Plan, (v) provide that any participant in the Chiles 401(k) Plan who has credit under the Chiles 401(k) Plan for at least three years of vesting service as of the Date of Participation shall continue to vest under the Plan in his account balance in the Plan pursuant to the vesting schedule contained in the Chiles 401(k) Plan, (vi) provide that any participant in the Chiles 401(k) Plan who has credit under the Chiles 401(k) Plan for two years of vesting service as of the Date of Participation shall remain 40% vested in his account balance in the Plan but, subsequent to the Date of Participation, shall continue to vest in his account balance in the Plan pursuant to the vesting schedule of the Plan, (vii) provide that any participant in the Chiles 401(k) Plan who has credit under the Chiles 401(k) Plan for one year of vesting service as of the Date of Participation shall remain 20% vested in his account balance in the Plan but, subsequent to the Date of Participation, shall continue to vest in his account balance in the Plan pursuant to the vesting schedule of the Plan, (viii) provide that any participant in the Chiles 401(k) Plan as of the Date of Participation shall become fully vested in his account balance in the Plan as of the date he has both attained age 55 and received credit under the Plan for at least five years of vesting service, and (ix) provide that any participant in the Chiles 401(k) Plan as of the Date of Participation shall be eligible for an in-service withdrawal from the Plan under Section 15.5(c) of the 1997 Restatement once every six months after he has attained 59½;

WHEREAS, the Company adopted Amendment No. 4 to the 1997 Restatement to retroactively amend the definition of Profit Sharing Entry Date in Section 1.16 of the 1997 Restatement to conform the terms of Section 1.16 of the 1997 Restatement to the actual operation of the Plan as authorized by Section 2.07(3) of Appendix B to Rev. Proc. 2002-47;

WHEREAS, the Company adopted Amendment No. 5 to the 1997 Restatement to (i) reduce the service requirement to become eligible to participate in the 401(k) feature of the Plan, (ii) revise the requirements for an election to participate in the 401(k) feature of the Plan and for subsequent amendments to a salary reduction agreement, and (iii) increase the maximum deferral percentage that may be elected under a salary reduction agreement;

WHEREAS, EGTRRA amended Section 401(a)(31)(B) of the Code to require that mandatory distributions of more than $1,000 from the Plan be paid in a direct rollover to an individual retirement plan as defined in Sections 408(a) and (b) of the Code if the distributee does not make an affirmative election to have the amount paid in a direct rollover to an eligible retirement plan or to receive the distribution directly and I.R.S. Notice 2005-5 provides that this provision became effective to the Plan for distributions on or after March 28, 2005;

WHEREAS, the Company adopted Amendment No. 6 to the 1997 Restatement (i) effective as of September 1, 2005, to increase the normal retirement age under the Plan from age 60 to age 65, and (ii) effective as of March 28, 2005, to comply with the provisions of Section 401(a)(31)(B) of the Code, as amended by EGTRRA and the guidance issued in I.R.S. Notice 2005-5 relating to the application of the new rules in connection with automatic rollovers of certain mandatory distributions;

WHEREAS, the Katrina Emergency Tax Relief Act of 2005 ("KETRA") amended the Code to immediately authorize tax-favored withdrawals and special provisions for loans from qualified retirement plans to provide relief relating to Hurricane Katrina;

WHEREAS, the Company adopted Amendment No. 7 to the 1997 Restatement, effective as of October 3, 2005, to provide temporary relief to certain participants and related individuals affected by Hurricane Katrina in the form of (i) hardship withdrawals from the Plan, and (ii) modified loan provisions for certain loans from the Plan;

WHEREAS, the Gulf Opportunity Zone Act of 2005 amended the Code to expand the hurricane-related relief provided under KETRA to victims of Hurricane Rita and Hurricane Wilma;

WHEREAS, the Company adopted Amendment No. 8 to the 1997 Restatement to provide temporary relief to certain participants and related individuals affected by Hurricane Rita and/or Hurricane Wilma in the form of (i) hardship withdrawals from the Plan, and (ii) modified loan provisions for certain loans from the Plan;

WHEREAS, the Company adopted Amendment No. 9 to the 1997 Restatement, effective January 1, 2007, to reduce the service requirement to become eligible to participate in the profit sharing feature of the Plan with respect to employees who are employed or reemployed after December 31, 2006;

WHEREAS, the Department of Treasury issued final regulations under Sections 401(k) and 401(m) of the Code which generally became applicable to the Plan effective as of January 1, 2006 (collectively the "Final 401(k)/401(m) Regulations");

WHEREAS, the Company adopted Amendment No. 10 to the 1997 Restatement (i) effective as of January 1 2006, to reflect the Final 401(k)/401(m) Regulations and to constitute good faith compliance with the Final 401(k)/401(m) Regulations and (ii) effective as of January 1, 2007, to exclude Carl F. Thorne from further participation in the profit sharing feature of the Plan;

WHEREAS, the Company adopted Amendment No. 11 to the 1997 Restatement, effective January 1, 2008, to (i) clarify that certain highly compensated employees are not permitted to amend their salary reduction contribution elections for a year during the year, and (ii) amend the vesting schedule in Section 14.2 of the 1997 Restatement;

WHEREAS, the Pension Protection Act of 2006 requires participant-directed individual account plans to provide quarterly benefit statements to the plans’ participants providing certain specific information;

WHEREAS, the Department of Labor issued final regulations relating to qualified default investment alternatives in participant-directed individual account plans which may become applicable to a plan effective on or after December 24, 2007 (the "Qualified Default Investment Alternatives Regulations");

WHEREAS, the Company adopted Amendment No. 12 to the 1997 Restatement, to (i) amend, effective as of January 1, 2008, the investment funds specified in Section 1.24 of the 1997 Restatement available for participant direction of investment, (ii) amend, effective June 1, 2008, Section 1.24 and Section 22.8 of the 1997 Restatement to provide a limitation on the portion of a participant’s individual account that may be invested in Fund 5, (iii) amend, effective June 1, 2008, Section 3.1 of the 1997 Restatement to provide for automatic enrollments, (iv) amend, effective as of January 1, 2007, Section 10.2 and Section 22.8 of the 1997 Restatement to comply with the quarterly benefit statement requirements of the Pension Protection Act of 2006, (v) amend, effective June 1, 2008, Section 15.11 of the 1997 Restatement to provide for eligible rollover distributions by non-spousal beneficiaries as permitted by the Pension Protection Act of 2006, and (vi) amend, effective June 1, 2008, Section 22.8 and Section 22.10 of the 1997 Restatement to change the default investment fund and to specify related procedures in compliance with the Qualified Default Investment Alternatives Regulations governing the investment of the individual account of new participants with an employment or re-employment commencement date after May 31, 2008 who fail to affirmatively direct the investment of their individual accounts;

WHEREAS, the Company adopted Amendment No. 13 to the 1997 Restatement, to (i) amend, effective as of February 1, 2009, the investment funds specified in Section 1.24 of the 1997 Restatement available for participant direction of investment, (ii) amend, effective January 1, 2009, except as otherwise specifically provided therein to the contrary, Article II and Section 3.1(b)(iv) of the 1997 Restatement to provide for the exclusion from initial or continued eligibility to participate in the Plan of all employees of the Company and Affiliated Companies who become or may subsequently become eligible to participate in the Ensco Multinational Savings Plan on or after January 1, 2009, or would otherwise become or subsequently become eligible to participate in the Ensco Multinational Savings Plan on or after January 1, 2009 but for the fact that any such employee is not working outside the country of the employee’s permanent residence, (iii) amend, effective January 1, 2008, Section 3.2 of the 1997 Restatement to provide that an employer shall make additional matching contributions as of the last day of any plan year, commencing with the plan year ending December 31, 2008, to the extent the Plan administrator determines that a participant did not receive the same amount of matching contributions to which the participant was entitled for that plan year based on his salary reduction contributions and his annual compensation for that plan year, and (iv) amend, effective January 1, 2008, Section 7.4 of the 1997 Restatement to provide for the exclusion of all participants and employees of the Company and Affiliated Companies who become or may subsequently become eligible to participate in the Ensco Multinational Savings Plan on or after January 1, 2009, or would otherwise become or subsequently become eligible to participate in the Ensco Multinational Savings Plan on or after January 1, 2009 but for the fact that any such employee is not working outside the country of the employee’s permanent residence, from initial or continued eligibility to share in the allocation of any profit sharing contribution (as well as the forfeitures, if any, that may become allocable under Section 7.4 of the 1997 Restatement along with such profit sharing contributions) that may be made to the Plan under Section 3.3 of the 1997 Restatement for any plan year beginning on or after January 1, 2008;

WHEREAS, final Treasury regulations were issued under Section 415 of the Code which became effective to the Plan as of January 1, 2008 (the "Final 415 Regulations");

WHEREAS, the Company adopted Amendment No. 14 to the 1997 Restatement, to (i) amend, effective January 1, 2008, Article VIII of the 1997 Restatement to reflect the Final 415 Regulations, and (ii) amend, effective October 1, 2009, Section 22.8 of the 1997 Restatement to reduce the increments by which participants can select investment funds from ten percent to the lowest increment determined from time to time by the administrator of the Plan and to reduce the limitation on the portion of a participant’s individual account that may be invested in Fund 5;

WHEREAS, the Company adopted Amendment No. 15 to the 1997 Restatement, to (i) amend, effective January 1, 2008, Section 4.1 of the 1997 Restatement to reflect the change made to the Code by the provisions of the Worker, Retiree, and Employer Recovery Act of 2008 which provide that the correction of excess elective deferrals by distribution for taxable years beginning after December 31, 2007 shall not require the distribution of gap period income, i.e., earnings attributable to such distributed amounts after the end of the taxable year through the date prior to the date of distribution, (ii) amend Sections 4.3 and 5.2 of the 1997 Restatement, as amended, to reflect the provisions of the Pension Protection Act of 2006 which provide that the correction of excess salary reduction contributions and excess matching contributions by distribution for plan years beginning after December 31, 2007 shall not require the distribution of gap period income, i.e., earnings attributable to such distributed amounts after the end of the plan year through the date prior to the date of distribution, and (iii) amend, effective for distributions after December 31, 2006, Section 15.2 of the 1997 Restatement, as amended, to reflect the provisions of the Pension Protection Act of 2006 which specify the content and timing requirements for notices required to be provided to participants regarding their distribution election rights under the Plan;

WHEREAS, the board of directors of the Company and the stockholders of the Company approved the adoption of the Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and between the Company and ENSCO Newcastle LLC, a newly formed Delaware limited liability company ("Ensco Mergeco") and a wholly-owned subsidiary of ENSCO Global Limited, a newly formed Cayman Islands exempted company ("Ensco Cayman") and a wholly-owned subsidiary of the Company, pursuant to which Ensco Mergeco merged (the "Merger") with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Ensco Cayman;

WHEREAS, Ensco Cayman became, in connection with the Merger, a wholly-owned subsidiary of ENSCO International Limited, a newly formed private limited company incorporated under English law which, prior to the effective time of the Merger, re-registered as a public limited company named "Ensco International plc" ("Ensco UK");

WHEREAS, pursuant to the Merger Agreement, each issued and outstanding share of the common stock of the Company was converted into the right to receive one American depositary share (each an "ADS" and collectively, the "ADSs"), which represents one Class A ordinary share of Ensco UK and is evidenced by an American depositary receipt;

WHEREAS, the Company adopted Amendment No. 16 to the 1997 Restatement to amend, effective as of December 23, 2009 (or, if different, the effective date of the Merger), (i) Section 1.10 of the 1997 Restatement to define "Ensco ADS" instead of "Company Stock," (ii) Section 1.14 of the 1997 Restatement to prohibit any Affiliated Company that is a UK or English company from becoming an Employer under the Plan, (iii) the fund listed as Fund 5 in Section 1.24 of the 1997 Restatement to mean the Ensco ADS Fund, (iv) Section 21.6 of the 1997 Restatement to reflect the voting rights and procedures in connection with the ADSs and the underlying Shares (as defined in such section), (v) Section 21.7 of the 1997 Restatement to reflect certain concepts under English law related to offers as described in such section, (vi) Section 22.10 of the 1997 Restatement to specifically provide that each share of Common Stock held by the Trust Fund on the effective date of the Merger was converted into one ADS, pursuant to the Merger Agreement, and (vii) to make such other conforming changes to the 1997 Restatement as determined necessary;

WHEREAS, the name of Ensco UK was changed to "Ensco plc" and the name of the Plan was changed to "Ensco Savings Plan";

WHEREAS, the Company adopted Amendment No. 17 to the 1997 Restatement, to amend (i) Sections 1.10, 21.6 and 22.10 of the 1997 Restatement to reflect the change to the name of Ensco UK to "Ensco plc," (ii) Section 1.36 of the 1997 Restatement to reflect the change to the name of the Plan to "Ensco Savings Plan," and (iii) Section 3.1(b)(vi) of the 1997 Restatement, effective January 1, 2007, to increase the default deferral percentage under the automatic enrollment feature of the Plan from three percent to five percent;

WHEREAS, pursuant to the guidance issued by the Internal Revenue Service in Rev. Proc. 2007-44, the Plan has been assigned a five-year remedial amendment cycle of Cycle E which requires the Plan to be amended no later than January 31, 2011 (except as may be provided otherwise by Rev. Proc. 2007-44 or other published guidance for certain interim amendments) to bring the Plan into compliance with the 2009 Cumulative List of Changes in Plan Qualification Requirements published by the Internal Revenue Service in Notice 2009-98 for Cycle E plans (the "Cycle E Cumulative List"), which identifies all changes in the qualification requirements applicable to Cycle E plans resulting from statutory, regulatory and other guidance published in the Internal Revenue Bulletin;

WHEREAS, the Pension Protection Act of 2006 enacted other changes to the Code, certain provisions of which become applicable to the Plan for Years beginning on or after January 1, 2007;

WHEREAS, the Company now desires to amend and restate the Plan, effective January 1, 2002 (the "2002 Restatement"), except for certain provisions for which another effective date is subsequently provided otherwise in the terms of the 2002 Restatement, to (i) incorporate the provisions of Amendment Nos. 1-17 to the 1997 Restatement, (ii) bring the Plan into compliance with the Code, as modified by the changes in the qualification requirements applicable to the Plan that are identified in the Cycle E Cumulative List, including, but not limited to EGTRRA, the Final Required Minimum Distribution Regulations, the Final 401(k)/401(m) Regulations, the Final 415 Regulations, and the Worker, Retiree, and Employer Recovery Act of 2008, (iii) reflect certain provisions of the Pension Protection Act of 2006 and to constitute good faith compliance with the requirements of the Pension Protection Act of 2006, and (iv) bring the Plan into compliance with all applicable rules, regulations and administrative pronouncements enacted, promulgated or issued since the Plan was restated by the 1997 Restatement; and

WHEREAS, (i) the benefits payable from the Plan are independent of any benefits an Employee is or may become entitled to under any other funded pension, profit sharing or savings plan, (ii) the benefits payable to an Employee, former Employee or Beneficiary under the Plan shall be determined solely by reference to the provisions of the Plan in effect on the date of such Employee's retirement or other termination of employment, except as otherwise specifically provided herein, and (iii) except as otherwise provided in the Plan or any amendment to the Plan, the provisions of any amendment to the Plan shall apply solely to an Employee, former Employee, Participant or Former Participant whose employment with an Employer terminates on or after the effective date of the amendment;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the following as the provisions of the 2002 Restatement:

Article I

DEFINITIONS

Unless by the context hereof a different meaning is clearly indicated, whenever used in the Plan, the following words shall have the meanings hereinafter set forth:

Sec. 1.1 Administrator for the purposes of ERISA means the Company; provided, that the Company, by action of its governing body, may designate another person or entity, including the Trustee, the Recordkeeper or a Committee, as Administrator of the Plan.  For purposes of applying the applicable provisions of ERISA to the Plan, the Company shall mean the "administrator" as described in Section 3(16)(A) of ERISA.

Sec. 1.2 Affiliated Company means the Company and any other entity which is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses [as defined in Section 414(b) or (c) of the Code], any entity which along with the Company is included in an affiliated service group as defined in Section 414(m) of the Code, and any other entity which is required to be aggregated with the Company pursuant to Section 414(o) of the Code.

Sec. 1.3 Allocation Date means the last day of each payroll period of the Year and each additional date or dates designated by the Administrator from time to time on which allocations of contributions or forfeitures are made.

Sec. 1.4 Alternate Payee means a person defined in Section 414(p)(8) of the Code who is entitled to benefits under the Plan pursuant to a Qualified Domestic Relations Order.

Sec. 1.5 Annual Compensation means with respect to an Employee, the base salary or wages, including overtime pay and, for Years ending prior to January 1, 1998, field bonuses paid to such Employee by an Employer which are includible in the Employee's gross income for the Year, plus (i) amounts deferred to the Plan pursuant to a salary reduction agreement authorized in Section 3.1, (ii) amounts applied to purchase benefits pursuant to a salary reduction agreement under a cafeteria plan as defined in Section 125 of the Code sponsored by an Employer,(iii) amounts deferred pursuant to a salary reduction agreement under any other plan described in Sections 401(k) and 408(k) of the Code sponsored by an Employer, and (iv) elective amounts that are not includible in gross income by reason of Section 132(f)(4) of the Code, but excluding all other items of compensation.  For each Year, only $200,000 of Annual Compensation shall be taken into account by the Plan with respect to any Participant [or, for each Year beginning after December 31, 2002, such other amount as may be determined under Section 401(a)(17)(B) of the Code to reflect cost-of-living-increases] (hereinafter referred to as the "Compensation Limitation"); provided, however, if a Participant's Annual Compensation for the Year exceeds the maximum amount of Annual Compensation that can be taken into account for any purpose under the Plan, the Participant may designate which portion of his total compensation shall be considered for any such purpose.

Sec. 1.6 Beneficiary means any person or fiduciary designated by a Participant or Former Participant in accordance with the terms hereof and Section 401(a)(9) of the Code to receive benefits hereunder following the death of such Participant or Former Participant.  Each Participant and Former Participant may, from time to time, select one or more Beneficiaries to receive benefits pursuant to Section 11.1 in the event of the death of such Participant or Former Participant.  Such selection shall be made in writing by Notice to the Administrator.  Unless the provisions of the Plan or a Qualified Domestic Relations Order provide otherwise, the last such selection filed with the Administrator prior to the date of death of the Participant or Former Participant shall determine to whom Plan benefits shall be paid.

If the Participant or Former Participant is married at the date of his death, the Beneficiary shall be the surviving spouse unless the spouse has consented in writing to the designation of some other Beneficiary, which designation may not be changed without spousal consent unless the voluntary consent of the spouse (i) expressly permits designations by the Participant or Former Participant without any requirement of further consent by the spouse, and (ii) acknowledges that the spouse has the right to limit the consent to a specific Beneficiary.  Such written consent must acknowledge the effect of such selection and such consent must be witnessed by a Plan representative or a notary public.  Spousal consent is not required if it is established to the satisfaction of the Plan representative that the consent may not be obtained (i) because the Participant or Former Participant has no spouse, (ii) because the spouse cannot be located or (iii) because of such other circumstances as the Secretary of Treasury may by regulations prescribe.  Any consent by a spouse (or establishment that the consent of the spouse is not required) shall be effective only with respect to that particular spouse.

If the Administrator cannot readily determine whether a Participant or Former Participant has a spouse under the laws of the state in which the Participant or Former Participant resides resulting from an individual's claim to be a "common law" spouse of a Participant or Former Participant or similar circumstances, the Administrator may request such individual to provide the Administrator with a legal opinion satisfactory to the Administrator or other evidence demonstrating the individual's status as a spouse of the Participant or Former Participant.  The Administrator has the sole and absolute authority to determine an individual's status as a spouse of a Participant or Former Participant and any such determination shall be final, binding and conclusive on all parties ever claiming an interest in the Plan.  If a Participant is divorced and the Participant's spouse was a Beneficiary named by the Participant, the spouse shall be deemed to have predeceased the Participant and such designation of the spouse shall be void and the next successive Beneficiary or Beneficiaries shall become the Beneficiary(ies) entitled to the benefits under the Plan, unless a Qualified Domestic Relations Order requires a death benefit be payable to the spouse or the Participant designates the former spouse as Beneficiary again after such divorce.

If a Participant's or Former Participant's selection is not made in compliance with these provisions or if all designated persons shall predecease the Participant or Former Participant, or the designation becomes void as provided in the preceding paragraph, Beneficiary means the first of the following classes of successive preference beneficiaries then surviving:  the Participant's or Former Participant's:

(a) surviving spouse,

(b) descendants, per stirpes (including adopted children),

(c) parents in equal shares,

(d) brothers and sisters in equal shares, and

(e) estate.

If more than one Beneficiary of a particular class (primary or secondary) is entitled to benefits, payments shall be made in equal shares to such Beneficiaries, unless some other specific proportions are clearly designated by the Participant or Former Participant. If more than one Beneficiary of a particular class (primary or secondary) is named, the interest of any deceased Beneficiary of that class shall pass to the surviving Beneficiary or Beneficiaries of that class except to the extent that the designation provides for payment to any secondary Beneficiary or Beneficiaries upon the death of a primary Beneficiary.  In determining whether any person named as a Beneficiary is living at the time of a Participant's or Former Participant's death, if such person and the Participant or Former Participant died in a common disaster and there is insufficient evidence to determine which person died first, then it shall be deemed that the Beneficiary died first.

Sec. 1.7 Catch-up Contribution means Salary Reduction Contributions to the Plan pursuant to an election by a Catch-up Eligible Participant that are in excess of an otherwise applicable Plan limit, other than the limit on Catch-up Contributions specified in Section 4.1.  For this purpose, an otherwise applicable Plan limit is a limit in the Plan that applies to Salary Reduction Contributions without regard to Catch-up Contributions, such as the limit for each Year under Section 415 of the Code on Annual Additions as described in Article VII, the dollar limitation for each calendar year on Salary Reduction Contributions under Section 402(g) of the Code (not counting Catch-up Contributions) as described in Section 4.1, the Actual Deferral Percentage tests of Section 401(k) of the Code that must be satisfied each Year as described in Section 4.2, and the contribution limit for each Year applicable to Salary Reduction Contributions described in Section 3.1.

Sec. 1.8 Catch-up Eligible Participant means any Participant (i) who will attain age 50 by the close of a calendar year and (ii) with respect to whom no other Salary Reduction Contributions may (without regard to Section 4.1) be made to the Plan pursuant to Section 3.1 for the calendar year or the Year, whichever is applicable, by reason of an otherwise applicable Plan limit described in Section 1.7.

Sec. 1.9 Chiles 401(k) Plan means the Chiles Offshore Inc. 401(k) Retirement Savings Plan maintained by Chiles Offshore Inc. as of the Plan Merger Date.

Sec. 1.10 Code means the Internal Revenue Code of 1986, as it may be amended from time to time.  Reference to a section of the Code shall include that section, applicable Treasury regulations promulgated thereunder and any comparable section of any future legislation that amends, supplements or supersedes said section, effective as of the date such comparable section is effective with respect to the Plan.

Sec. 1.11 Committee means the committee appointed under Article XVII to administer the Plan, as from time to time constituted.  If no such committee is appointed, the Company shall constitute the Committee.

Sec. 1.12 Company means ENSCO International Incorporated, formerly Energy Service Company, Inc., a Delaware corporation, or such other organization which, pursuant to a spinoff, merger, consolidation, reorganization, or similar corporate transaction where a significant portion of the Company's employees become employees of such organization, adopts and assumes the Plan and the Trust Agreement as the sponsor with the consent of the Company and agrees to accept the duties, responsibilities and obligations of the sponsor of the Plan and the Trust Agreement.  References in the Plan to the Company shall refer to any such organization which adopts and assumes the sponsorship of the Plan and the Trust Agreement.

Sec. 1.13 Company Stock means the Common Stock of the Company or any other security that qualifies as a qualifying employer security under ERISA.

Sec. 1.14 Disability means a total and permanent disability suffered by a Participant which, in the opinion of the Administrator (which opinion shall be conclusive for purposes of the Plan), prevents such Participant from continuing his work with all Employers and Affiliated Companies.

Sec. 1.15 Dual 401(k) Plan means the Dual Drilling Company Employees Tax Deferred/Thrift Savings Plan and Trust formerly maintained by Dual Drilling Company.  Dual Holding Company, a wholly-owned subsidiary of the Company, became the successor sponsor of the Dual 401(k) Plan as of June 12, 1996 when the Company acquired Dual Drilling Company.  The employees of Dual Drilling Company who were eligible to participate in the Dual 401(k) Plan ceased to be eligible to participate in that plan on June 30, 1996 and became eligible to participate in the Plan on July 1, 1996.  The governing body of the Company approved the merger of the Dual 401(k) Plan into the Plan as soon as administratively practicable following the issuance by the National Office of the Internal Revenue Service of a compliance statement pursuant to the application filed by Dual Holding Company, as successor sponsor to Dual Drilling Company of the Dual 401(k) Plan, under the Voluntary Compliance Resolution program of the Internal Revenue Service.  The effective date of the merger of the Dual 401(k) Plan into the Plan was January 31, 2000.

Sec. 1.16 Employee means any individual in the employ of an Employer who is on an Employer's United States dollar payroll (and who is classified as an Employee by the Employer), excluding (i) any Leased Employee that Section 414(n) of the Code treats as an Employee of an Employer, unless classification of such Leased Employee as an Employee is necessary to maintain the qualification of the Plan, and (ii) any employee included in a unit of Employees covered by a collective bargaining agreement between an Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees who are covered pursuant to that agreement are professional employees [as defined in Treas. Reg. §1.410(b)-9].  The term "Employee" shall not include any individual who by contract is not classified by the Employer as a common law employee of the Employer, regardless of whether such individual is included on the Employer's payroll for Federal income tax withholding purposes or whether such person is later classified as an employee by the Internal Revenue Service, the Department of Labor, a court, an administrative agency or an Employer.

Sec. 1.17 Employer means the Company and any other Affiliated Company, with respect to its Employees, provided such Affiliated Company is designated by the governing body of the Company as an Employer under the Plan and whose designation as such has become effective and has continued in effect; provided, however, that, effective as of the effective date of the Merger, no Affiliated Company that is either a UK company or an English company shall become an Employer.  The designation shall become effective only when it shall have been accepted by the governing body of the Employer and shall be effective for the Year determined by the governing body of the Company and the Employer.  An Employer may revoke its acceptance of such designation at any time, but until such acceptance has been revoked, all of the provisions of the Plan and amendments thereto shall apply to the Employees of the Employer.  In the event the designation of the Employer as such is revoked by the governing body of the Employer, such revocation will not be deemed a termination of the Plan.  The Company shall have the exclusive right to determine whether an Affiliated Company shall become or continue to be an Employer for purposes of the Plan.

Sec. 1.18 Employer Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Participant, Former Participant or Beneficiary reflecting the monetary value of such person's individual interest in the Trust Fund attributable to an Employer's Matching Contributions under Section 3.2 and the Employer profit sharing contributions, if any, under Section 3.3.  If the Participant or Former Participant was a participant in the Penrod Thrift Plan as of December 31, 1993, his Employer Account will also reflect his individual interest in the Trust Fund attributable to the balance in his matching account maintained under the Penrod Thrift Plan as of the Plan Merger Date.  If the Participant or Former Participant was a participant in the Chiles 401(k) Plan as of September 30, 2002, his Employer Account will also reflect his individual interest in the Trust Fund attributable to the balance in his matching employer contributions account maintained under the Chiles 401(k) Plan as of the Plan Merger Date.

Sec. 1.19 Ensco ADS means an American depository share, evidenced by an American depositary receipt, which represents a Class A ordinary share in Ensco plc (formerly named "Ensco International plc"), a company incorporated under English law which wholly owns the Company.  Pursuant to the Merger Agreement, each share of Company Stock held by the Trust Fund on the effective date of the Merger, including each such share allocated to the Individual Accounts of each Participant, was converted into one Ensco ADS.  Except with respect to Section 1.13, the first paragraph of Section 20.6, Section 20.7 and the second paragraph of Section 21.10, prior to the effective date of the Merger, references (specific or otherwise) to Ensco ADSs in the Plan shall be read and considered to be references to shares of Company Stock and all references (specific or otherwise) to "holders of Ensco ADSs" shall be read and considered to be references to stockholders of the Company, and all provisions of the Plan shall be consistently interpreted and applied.

Sec. 1.20 Entry Date means (i) with respect to an eligible Employee’s ability to make Salary Reduction Contributions, the first business day of any calendar month occurring on or following the date the Employee satisfies the eligibility requirements of Section 2.1 for the 401(k) feature of the Plan [the "401(k) Entry Date"] and (ii) with respect to an eligible Employee’s participation in the profit sharing feature of the Plan, the first day of the calendar month coincident with or next following the date the Employee satisfies the eligibility requirements of Section 2.1 for the profit sharing feature of the Plan (the "Profit Sharing Entry Date"); provided, however, that (i) effective January 1, 2007, the Profit Sharing Entry Date for an Employee who completes his 90th day of employment during the month of December shall be the date he completes such 90th day of employment, and (ii) effective January 1, 1994 and prior to January 1, 2007, the Profit Sharing Entry Date for an Employee who completes his one-year Period of Service during the month of December shall be the date he completes such one-year Period of Service.

Sec. 1.21 ERISA means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and applicable regulations promulgated thereunder.

Sec. 1.22 Former Participant means any individual who has been a Participant in the Plan, who is no longer in the employ of an Employer and who has not yet received the entire benefit to which he is entitled under the Plan.

Sec. 1.23 401(k) Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Participant, Former Participant or Beneficiary reflecting the monetary value of such person's individual interest in the Trust Fund attributable to Salary Reduction Contributions made on the Participant's behalf pursuant to a salary reduction agreement described in Section 3.1 and attributable to qualified non-elective contributions under Section 3.4.  If the Participant was a participant in the Penrod Thrift Plan as of December 31, 1993, the Dual 401(k) Plan as of June 30, 1996, or the Chiles 401(k) Plan as of September 30, 2002, his 401(k) Account will also reflect his individual interest in the Trust Fund attributable to (i) the balance in his accelerated retirement account maintained under the Penrod Thrift Plan as of the Plan Merger Date, (ii) the balance in his 401(k) contributions account maintained under the Dual 401(k) Plan as of the Plan Merger Date, or (iii) the balance in his deferral contributions account maintained under the Chiles 401(k) Plan as of the Plan Merger Date, whichever is applicable.

Sec. 1.24 Highly Compensated Employee means any Employee who is determined to be included in subsection (a) after applying the special rules in subsection (b).

(a) Any Employee who:

(i) was, at any time during the Year or the preceding Year, a more than five-percent owner of any Employer [within the meaning of Section 414(q)(2) of the Code]; or

(ii) during the preceding Year received Annual Compensation [as defined in Section 7.2(f)] from all Employers in excess of $85,000 [as adjusted pursuant to subsection (b)(iii)], and, if the Administrator elects by Plan amendment, was in the top 20% of the Employees for the preceding Year (when ranked on the basis of Annual Compensation for such Year).

(b) For purposes of determining the Employees who are to be included in subsection (a) above, the following special rules shall apply to this Section 1.24:

(i) In determining the top 20% of Employees pursuant to subsection (a)(ii), Employees who (A) have not completed at least six months of service at the end of the Year, (B) normally work fewer than 17½ hours per week, (C) normally work during not more than six months during any Year, (D) have not attained age 21 by the end of the Year or (E) are covered under a collective bargaining agreement (except to the extent provided in applicable Treasury regulations) shall be excluded from such determination.

(ii) A former Employee whose employment terminates prior to the Year of determination shall be treated as a Highly Compensated Employee for the Year of determination if such Employee was a Highly Compensated Employee when such Employee's employment with his Employer and all Affiliated Companies terminated, or such Employee was a Highly Compensated Employee at any time after attaining age 55.

(iii) The dollar amount in subsection (a)(ii) shall be adjusted to such other amount as the Secretary of the Treasury shall prescribe at the same time and in the same manner as provided under Section 415(d) of the Code for adjusting the dollar limitation in effect under Section 415(c)(1)(A) of the Code, except that the base period shall be the calendar quarter ending on the date determined pursuant to Section 414(q)(1) of the Code.

(iv) In determining the number of Employees pursuant to this Section, any Employee who is a nonresident alien and who receives no earned income [within the meaning of Section 911(d)(2) of the Code] from any Employer which constitutes income from sources within the United States [within the meaning of Section 861(a)(3) of the Code] shall be excluded from such determination.

Sec. 1.25 Hours of Service means each hour credited to an individual for which he is either directly or indirectly paid, or entitled to payment, by any Affiliated Company or, to the extent permitted by the governing body of the Company or the Administrator in accordance with Section 401(a)(4) of the Code, by the predecessor company.  Effective December 12, 1994, each period of qualified military service (within the meaning of Chapter 43 of Title 38, United States Code) served by an Employee who is reemployed under that chapter by an Affiliated Company following such service shall be considered service with an Affiliated Company for purposes of determining his Hours of Service.

Sec. 1.26 Individual Account means an account or record to be maintained by the Trustee or the Recordkeeper reflecting the monetary value of the undivided interest in the Trust Fund of each Participant, each Former Participant and each Beneficiary and shall include the Employer Account, 401(k) Account, Prior Plan Account, Reinstatement Account, Rollover Account, if any, Transfer Account, if any, and Savings Account, if any, and such other additional account or accounts as the Administrator may establish from time to time.

Sec. 1.27 Interactive Electronic Communication means, to the extent available under the Plan, a communication between a Participant, Former Participant or Beneficiary and the Recordkeeper pursuant to a system maintained by the Recordkeeper and communicated to each Participant, Former Participant and Beneficiary in compliance with final Treasury regulations and final Department of Labor regulations whereby each such individual may (i) obtain financial information regarding his Individual Account and amounts available for withdrawal, and (ii) initiate investment transfer elections and exercise options as described herein with respect to his Individual Account, as well as other actions approved from time to time by the Administrator, through the use of the telephone, Internet or such other system and a personal identification number assigned to the Participant, Former Participant or Beneficiary by the Recordkeeper or the Administrator.  If a Participant, Former Participant or Beneficiary (i) consents to participate in the Plan's Interactive Electronic Communication procedures adopted by the Administrator and (ii) acknowledges that actions taken by such Participant, Former Participant or Beneficiary through the use of his personal identification number constitute his signature, to the extent allowed by the Administrator, for purposes of initiating Investment Fund changes, Participant loans, Beneficiary designations, Salary Reduction Contribution election changes, Plan withdrawals and distributions, including waiver of the 30-day period described in Section 14.2, and such other actions approved from time to time by the Administrator, the Participant, Former Participant or Beneficiary, as the case may be, will be deemed to have given his written consent and authorization to any action resulting from the use of the Interactive Electronic Communication system by the Participant, Former Participant or Beneficiary.

Sec. 1.28 Investment Fund or Funds means one or more funds designated by the Committee pursuant to Section 21.8 from time to time and maintained for the purpose of providing a vehicle for the investment of assets of the Trust Fund, in accordance with the directions of each Participant, Former Participant and, to the extent applicable, Beneficiary and Alternate Payee with respect to his Individual Account, until such Investment Fund or Funds shall be eliminated by action of the Committee.  As of February 1, 2009, the Investment Funds shall be:

Fund 1:	T. Rowe Price Balanced Fund;
Fund 2:	T. Rowe Price Spectrum Growth Fund;
Fund 3:	T. Rowe Price Spectrum Income Fund;
Fund 4:	T. Rowe Price Stable Value Fund (formerly
known as the T. Rowe Price Blended Stable
Value Fund prior to May 1, 2000);
Fund 5:	Ensco ADS Fund (formerly known as the Company
Stock Fund prior to the effective date of the
Merger);
Fund 6:	T. Rowe Price Equity Income Fund;
Fund 7:	Vanguard Institutional Index Fund;
Fund 8:	T. Rowe Price Blue Chip Growth Fund;
Fund 9:	T. Rowe Price Mid-Cap Growth Fund;
Fund 10:	Columbia Small Cap Value I Z Fund;
Fund 11:	Vanguard Total Bond Market Index Signal Fund;
Fund 12:	American Funds EuroPacific Growth R5 Fund;
Fund 13:	T. Rowe Price Retirement Income Fund;
Fund 14:	T. Rowe Price Retirement 2005 Fund;
Fund 15:	T. Rowe Price Retirement 2010 Fund;
Fund 16:	T. Rowe Price Retirement 2015 Fund;
Fund 17:	T. Rowe Price Retirement 2020 Fund;
Fund 18:	T. Rowe Price Retirement 2025 Fund;
Fund 19:	T. Rowe Price Retirement 2030 Fund;
Fund 20:	T. Rowe Price Retirement 2035 Fund;
Fund 21:	T. Rowe Price Retirement 2040 Fund;
Fund 22:	T. Rowe Price Retirement 2045 Fund;
Fund 23:	T. Rowe Price Retirement 2050 Fund;
Fund 24:	T. Rowe Price Retirement 2055 Fund; and
Fund 25:	Perimeter Small Cap Growth Investor Fund.

The Administrator may direct the Trustee to invest one or more of such funds with a specified insurance company or mutual fund, or appoint an investment advisor as provided in Section 21.5 to manage the same and may also direct the Trustee to establish new Investment Funds or delete existing Investment Funds from time to time.  Up to 100% of the assets of the Trust Fund may be invested in Fund 5.  Effective June 1, 2008, a Participant may direct that the assets of his Individual Account may be invested in Fund 5 only in accordance with the specific limitations of Section 21.8.

Sec. 1.29 Leased Employee means an individual who is not in the employ of an Employer and who, pursuant to a leasing agreement between an Employer and any other person (including such individual) (the "leasing organization"), has performed services for an Employer [or for an Employer and any other person related to an Employer determined in accordance with Section 414(n)(6) of the Code] on a substantially full-time basis for at least one year and who performs such services under the primary direction or control by the Employer.  Leased Employee shall also include any individual who is deemed to be an employee of an Employer under Section 414(o) of the Code.  Notwithstanding the preceding sentences, if individuals described in the preceding sentences constitute less than 20% of an Employer's non-highly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the Plan shall not treat an individual as a Leased Employee if the leasing organization covers the individual in a money purchase pension plan providing immediate participation, full and immediate vesting and a non-integrated contribution formula equal to at least ten percent of the individual's annual compensation [as defined in Section 415(c)(3) of the Code, but including amounts contributed by an Employer pursuant to a salary reduction agreement which are excludable from the individual's gross income under Sections 125, 402(e)(3), 402(h)(1)(B), 403(b) or 132(f)(4) of the Code].  If any Leased Employee shall be treated as an Employee of an Employer, however, contributions or benefits provided by the leasing organization which are attributable to services of the Leased Employee performed for an Employer shall be treated as provided by the Employer.

Sec. 1.30 Matching Contribution means the contribution made by an Employer pursuant to Section 3.2.

Sec. 1.31 Merger means the merger consummated pursuant to the Merger Agreement of Ensco Mergeco (as defined in Section 1.32) with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Ensco Cayman (as defined in Section 1.32).

Sec. 1.32 Merger Agreement means the Agreement and Plan of Merger and Reorganization approved and adopted by the stockholders of the Company at the Special Meeting of Stockholders on December 22, 2009, by and between the Company and ENSCO Newcastle LLC, a newly formed Delaware limited liability company ("Ensco Mergeco") and a wholly-owned subsidiary of ENSCO Global Limited, a newly formed Cayman Islands exempted company ("Ensco Cayman") and a wholly-owned subsidiary of the Company, pursuant to which the Merger occurred.  Ensco Cayman became, in connection with the Merger, a wholly-owned subsidiary of ENSCO International Limited, a newly formed private limited company incorporated under English law which, prior to the effective time of the Merger, re-registered as a public limited company named "Ensco International plc."  The name of Ensco International plc was subsequently changed to "Ensco plc."

Sec. 1.33 Named Fiduciary means the Company, except to the extent the Company has delegated specific functions to the Committee, if any, appointed by the Company pursuant to Article XVII.  If no Committee is appointed, the Company will perform the functions of the Committee.

Sec. 1.34 Non-Highly Compensated Employee means any Employee who is not a Highly Compensated Employee.  The determination of an Employee's status as a Non-Highly Compensated Employee for a Year shall be determined based on the definition of Highly Compensated Employee in Section 1.24 that is applicable for that Year.

Sec. 1.35 Normal Retirement Date means a Participant's or Former Participant's 65th birthday; provided that Normal Retirement Date means a Participant’s or Former Participant’s 60th birthday with respect to any Participant or Former Participant who has completed a Period of Service of at least three years, whether or not consecutive, as of September 1, 2005.

Sec. 1.36 Notice means, unless otherwise provided specifically in the Plan, (i) written Notice on an appropriate form provided by the Administrator, which is properly completed and executed by the party giving such Notice and which is delivered by hand or by mail to the Administrator or to such other party designated by the terms of the Plan or by the Administrator to receive the Notice or (ii) Notice by Interactive Electronic Communication, to the extent authorized by the Administrator, to the Recordkeeper.  Notice to the Administrator, the Recordkeeper or to any other person as provided herein shall be deemed to be given when it is actually received (either physically or by Interactive Electronic Communication, as the case may be) by the party to whom such Notice is given.

Sec. 1.37 Participant means an Employee who (i) has met the eligibility requirements of the Plan as provided in Article II hereof and elected to participate in the Plan pursuant to Section 2.2 or (ii) has received an allocation of a profit sharing contribution under Section 6.4 or a qualified non-elective contribution under Section 6.5.  An Employee who elects to make a Rollover Contribution to the Plan or who has a Transfer Contribution made to the Plan on his behalf but who has not met the eligibility requirements of the Plan as provided in Article II hereof, shall, until he satisfies such requirements, be considered a Participant only for purposes of applying the relevant provisions of the Plan relating to the investment and distribution of his Rollover Account or Transfer Account and his rights and responsibilities under ERISA with respect to such contribution.

Sec. 1.38 Penrod Thrift Plan means the Penrod Thrift Plan maintained by Penrod Drilling Corporation as of the Plan Merger Date.

Sec. 1.39 Period of Service means the months and years of an Employee's employment with one or more Affiliated Companies, such employment commencing with the date the Employee first performs an Hour of Service (or following a Period of Severance, again performs an Hour of Service) and ending on his Severance from Service Date.

An Employee shall be given credit for all periods following the date he first becomes an Employee which do not constitute a Period of Severance, except that no credit shall be given (even though no Period of Severance shall occur) for absences referred to in Section 1.51(b).  If an Employee's employment with his Employer and all Affiliated Companies terminates by reason of quitting, discharge or retirement and thereafter he again completes an Hour of Service within 12 months of his Severance from Service Date, the period of absence shall be credited for purposes of eligibility and vesting.  All Periods of Service, including noncontinuous periods, shall be aggregated and fractional periods shall be determined on the basis that 365 days equal a year of service.

Effective December 12, 1994, each period of qualified military service (within the meaning of Chapter 43 of Title 38, United States Code) served by an Employee who is reemployed under that chapter by an Affiliated Company following such service shall be considered service with an Affiliated Company for purposes of determining his Period of Service.  In addition, an Employee shall be credited with the following periods of service, whichever are applicable:

(a) the service he completed with International Tool and Supply Company, Inc. or Petroleum Rental Services, as the case may be, immediately prior to the date such Employee first completed an Hour of Service;

(b) all service credited to such Employee under the Argosy Offshore, Ltd. Employee Savings Plan as of the date Argosy Offshore, Ltd. became an Affiliated Company;

(c) all service credited to such Employee under the Penrod Thrift Plan as of December 31, 1993, the Plan Merger Date for that plan into the Plan;

(d) all service credited to such Employee under the Dual 401(k) Plan as of July 1, 1996, the date the employees of Dual Drilling Company ceased to be eligible to participate in the Dual 401(k) Plan and became eligible to participate in the Plan;

(e) all service credited to such Employee under the Chiles 401(k) Plan for actual service with Chiles Offshore Inc. as of October 1, 2002, the date the employees participating in the Chiles 401(k) Plan ceased to be eligible to participate in the Chiles 401(k) Plan and became eligible to participate in the Plan; or

(f) the service he completed with Diamond Offshore Drilling, Inc. and its affiliates immediately prior to the date such Employee first completed an Hour of Service.

Sec. 1.40 Period of Severance means any period of 12 or more consecutive months beginning with an Employee's Severance from Service Date during which an Employee does not perform an Hour of Service for an Affiliated Company.

Sec. 1.41 Plan means the plan embodied herein, as the same may be amended from time to time, and shall be known as the "Ensco Savings Plan" (formerly named the "ENSCO Savings Plan" prior to the Merger).

Sec. 1.42 Plan Merger Date means the effective date of the merger of the Penrod Thrift Plan, the Dual 401(k) Plan or the Chiles 401(k) Plan into the Plan.  The Plan Merger Date is (i) December 31, 1993 for the Penrod Thrift Plan, (ii) January 31, 2000 for the Dual 401(k) Plan, a date determined by the Company following the issuance by the National Office of the Internal Revenue Service of a compliance statement pursuant to the application filed by Dual Holding Company, as successor sponsor to Dual Drilling Company of the Dual 401(k) Plan, under the Voluntary Compliance Resolution program of the Internal Revenue Service, and (iii) October 1, 2002 for the Chiles 401(k) Plan.

Sec. 1.43 Prior Plan Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Participant who was a participant in the Dual 401(k) Plan as of June 30, 1996, reflecting the monetary value of such person's individual interest in the Trust Fund attributable to the balance in his company matching contributions account and discretionary profit sharing contributions account, if any, maintained under the Dual 401(k) Plan as of the Plan Merger Date.

Sec. 1.44 Qualified Domestic Relations Order means any judgment, decree or order (including approval of a property settlement agreement) which (i) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant or Former Participant, (ii) is made pursuant to a state domestic relations law, (iii) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant or Former Participant under the Plan, and (iv) complies with the requirements of Section 414(p) of the Code.

Sec. 1.45 Recordkeeper means any person or entity appointed by the Company or the Committee to perform recordkeeping and other administrative services on behalf of the Plan.  If no Recordkeeper is appointed, the Trustee shall perform the duties of the Recordkeeper.

Sec. 1.46 Reinstatement Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Participant who repays a distribution to the Plan pursuant to Section 13.3 reflecting the monetary value of that Participant's individual interest in the Trust Fund attributable to his repayment.

Sec. 1.47 Rollover Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Employee or Participant who makes a Rollover Contribution reflecting the monetary value of such person's individual interest in the Trust Fund attributable to his Rollover Contribution.  If the Employee or Participant was a participant in (i) the Penrod Thrift Plan as of December 31, 1993, (ii) the Dual 401(k) Plan as of July 1, 1996, or (iii) the Chiles 401(k) Plan as of September 1, 2002, his Rollover Account shall also reflect his individual interest in the Trust Fund attributable to the balance in his rollover account, if any, maintained under the Penrod Thrift Plan, the Dual 401(k) Plan or the Chiles 401(k) Plan as of the Plan Merger Date.

Sec. 1.48 Rollover Contribution means all or any portion of an eligible rollover distribution, as defined in Section 402(c)(4) of the Code, transferred to the Plan pursuant to a Participant's election as described in Section 401(a)(31)(A) of the Code from an eligible retirement plan, including (i) a qualified plan described in Section 401(a) or 403(a) of the Code, (ii) an annuity contract described in Section 403(b) of the Code, and (iii) an eligible plan under Section 457(b) of the Code which is maintained by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; provided, that the amount transferred to the Plan from an eligible retirement plan described in clause (i) or (ii) may not include after-tax employee contributions to such plan.  An eligible rollover distribution shall not include any portion of a hardship withdrawal within the meaning of Section 401(k)(2)(B)(i)(IV) of the Code of amounts (and, if applicable, the earnings attributable thereto) deferred pursuant to a salary reduction agreement under any other plan described in Section 401(k) of the Code.  In addition, a Rollover Contribution means any amount transferred to the Plan which would constitute a rollover contribution within the meaning of Section 403(a)(4) or 408(d)(3) of the Code.  Any such rollover contribution (which is not a direct rollover from another plan) must consist of either (i) all or a portion of the property (in excess of employee contributions) that the Employee received in a distribution from an employee's trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code, an annuity plan described in Section 403(a) of the Code and any earnings thereon [whether such contribution is paid directly by the Employee, from such other trust or annuity plan, or from an individual retirement account or individual retirement annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income], an annuity contract described in Section 403(b) or 408(d)(3) of the Code, or an eligible plan under Section 457(b) of the Code which is maintained by a state, a political subdivision of a state, or any agency or instrumentality of a state or a political subdivision of a state, or (ii) all or a portion of the proceeds from the sale of property received in such a distribution pursuant to Section 402(c)(6) of the Code.

Sec. 1.49 Salary Reduction Contribution means contributions made by an Employer on behalf of each Participant pursuant to a salary reduction agreement described in Section 3.1.

Sec. 1.50 Savings Account means, with respect to any Participant who was a participant in either the Penrod Thrift Plan as of December 31, 1993 or the Dual 401(k) Plan as of July 1, 1996 and while participating in either such plan made after-tax contributions to that plan, the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each such Participant reflecting the monetary value of that Participant's individual interest in the Trust Fund attributable to (i) the balance in his savings account maintained under the Penrod Thrift Plan as of the Plan Merger Date to reflect the after-tax contributions he made to that plan or (ii) the balance in his participant after-tax employee contributions account maintained under the Dual 401(k) Plan as of the Plan Merger Date to reflect the after-tax contributions to that plan.

Sec. 1.51 Severance from Service Date means the earlier of the date on which an Employee ceases to be employed by an Affiliated Company, or

(a) the first anniversary of the date on which the Employee begins an unpaid leave of absence (other than a military leave) authorized by his Employer in accordance with standard personnel policies of his Employer applied in a nondiscriminatory manner to all Employees similarly situated;

(b) the second anniversary of the date on which the Employee begins an absence from the service of an Affiliated Company by reason of (i) pregnancy of the individual, (ii) birth of a child of the individual, (iii) placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, provided that the Employee timely furnishes the Administrator information establishing (i) that the absence from the service of an Affiliated Company was for one or more of the foregoing reasons and (ii) the number of days for which there was an absence; or

(c) the first date on an Employee's qualified military service ends (within the meaning of Chapter 43, Title 38, United States Code) and he is not reemployed under that chapter by an Affiliated Company.

Sec. 1.52 Transfer Account means the portion of the Individual Account maintained by the Trustee or the Recordkeeper for each Employee or Participant who had a Transfer Contribution made on his behalf to the Plan, reflecting the monetary value of such person's individual interest in the Trust Fund attributable to such Transfer Contribution.  If any portion of the Transfer Contribution is attributable to elective contributions made on behalf of the Employee pursuant to Section 401(k) of the Code to another plan described in Section 401(k) of the Code, the Administrator may direct the Trustee or the Recordkeeper to credit such portion of the Transfer Contribution to the Employee's 401(k) Account.  If the Employee or Participant was a participant in either the Penrod Thrift Plan as of December 31, 1993 or the Dual 401(k) Plan as of July 1, 1996, his Transfer Account will also reflect his individual interest in the Trust Fund attributable to the balance in his transfer account, if any, maintained under the Penrod Thrift Plan or the Dual 401(k) Plan as of the Plan Merger Date.

Sec. 1.53 Transfer Contribution means all or part of the balance to the credit of an Employee in another plan described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, other than a plan described as (i) a defined benefit plan and a defined contribution plan which is subject to the funding standards of Section 412 of the Code or (ii) a defined contribution plan which is subject to the requirements of Section 401(a)(11)(B) of the Code with respect to an Employer, which was transferred directly by the trustee of such other plan to the Trustee.

Sec. 1.54 Trust Agreement means the T. Rowe Price Trust Company Trust Agreement entered into between the Company and the Trustee to carry out the purposes of the Plan and under which the Trust Fund is maintained; provided that if such agreement be amended or supplemented, Trust Agreement, as of a particular date, shall mean such agreement, as amended and supplemented and in force on such date.

Sec. 1.55 Trust Fund means all assets of whatsoever kind and nature from time to time held by the Trustee pursuant to terms and conditions of the Trust Agreement out of which benefits of the Plan are provided.  The Trust Fund shall be divided into Investment Funds as provided in Section 21.8.

Sec. 1.56  Trustee means T. Rowe Price Trust Company, or any successor trustee or additional trustee or trustees acting at any time as Trustee under the Trust Agreement.

Sec. 1.57 Valuation Date means each business day of the Year or such other date or dates as the Administrator may establish from time to time.

Sec. 1.58 Year means the 12-month period from January 1 of each year to the next following December 31.

Sec. 1.59 Gender and Number.  Except as otherwise indicated by the context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the definition of any term herein in a singular shall also include the plural, and vice versa.

Article II

ELIGIBILITY OF EMPLOYEES

Sec. 2.1 Eligibility.  Except as provided in this Article II to the contrary, each Employee who was eligible to participate in either or both the 401(k) feature of the Plan and the profit sharing feature of the Plan on December 31, 2001 shall continue to be eligible to participate in that feature or those features of the Plan, as applicable, as of January 1, 2002.  Each other Employee (i) shall be eligible to become a Participant in the 401(k) feature of the Plan as provided in Section 2.2 on the 401(k) Entry Date which coincides with or which next follows the date upon which he shall have both attained age 18 and completed a one-month Period of Service (or, prior to January 1, 2004, a three-month Period of Service), and (ii) who is employed or is reemployed (without having previously satisfied the then-applicable service requirement of this Section 2.1 for the profit sharing feature of the Plan) by an Employer after December 31, 2001, shall be eligible to participate in the profit sharing feature of the Plan (subject to the allocation requirements of Section 6.4) on the Profit Sharing Entry Date which coincides with or which next follows the date upon which he shall have both attained age 18 and completed at least 90 days of employment with the Employer (or, prior to January 1, 2007, a one-year Period of Service); provided, in each case, the Employee is employed by an Employer on the applicable Entry Date in a class of employment eligible for participation in the Plan.  Each Employee who was eligible to participate in the Chiles 401(k) Plan on September 30, 2002 became eligible to participate in both the 401(k) feature and the profit sharing feature of the Plan on October 1, 2002, provided he was employed by an Employer on October 1, 2002.  In connection with the purchase on 7 July 2010 of the Ensco 109, formerly Diamond Offshore Drilling, Inc.'s Ocean Shield, each Employee who was formerly employed by Diamond Offshore Drilling, Inc. or an affiliate with an assignment to that rig on that date and whose employment as an Employee commenced on 21 August 2010 with a continued assignment to the Ensco 109 became eligible to participate in both the 401(k) feature and the profit sharing feature of the Plan on 21 August 2010.

Sec. 2.2 Election to Participate.  An Employee who is eligible to become a Participant in the 401(k) feature of the Plan may do so by either (i) completing and timely returning the written enrollment forms provided by the Administrator for that purpose or (ii) if allowed by the Administrator, timely giving an Interactive Electronic Communication, prior to the 401(k) Entry Date as of which he becomes eligible to commence participation in the 401(k) feature of the Plan, including forms or, if permitted, Interactive Electronic Communication, which (i) designate a Salary Reduction Contribution rate and authorize an Employer to reduce his Annual Compensation as provided in Section 3.1, (ii) designate a Beneficiary, and (iii) elect the Investment Funds to which his contributions are to be allocated pursuant to Section 21.8.  For purposes of this Article II, the enrollment forms described in clauses (i)-(iii) of the preceding sentence shall be collectively referred to as the Enrollment Forms.  If an Employee does not elect to become a Participant in the 401(k) feature of the Plan when he first becomes eligible to participate, he may thereafter elect to become a Participant in the 401(k) feature of the Plan as of any subsequent payroll period with respect to which (or, prior to August 26, 2003, as of any subsequent 401(k) Entry Date as of which) he continues to be employed by an Employer in a class of employment eligible for participation in the Plan by either (i) completing the Enrollment Forms and timely returning them to the Administrator, or (ii) if allowed by the Administrator, timely giving the Enrollment Forms by Interactive Electronic Communication.

An eligible Employee's participation in the 401(k) feature of the Plan shall commence on the 401(k) Entry Date following the date or, effective August 26, 2003, any subsequent payroll period with respect to which, the Administrator timely receives his Enrollment Forms or, if applicable, he timely gives his Interactive Electronic Communication, in accordance with the provisions of this Section 2.2 and Section 3.1 and shall continue in effect until amended or terminated.  For purposes of the Plan, an Employee's Enrollment Forms shall be considered to have been timely received by the Administrator or to have been timely given by Interactive Electronic Communication with respect to his 401(k) Entry Date or, if applicable, the subsequent payroll period if the forms are received by the Administrator, or the Interactive Electronic Communication is given by the Employee, prior to that 401(k) Entry Date or the end of that subsequent payroll period and the Administrator determines, in its sole and absolute discretion, that it is administratively practicable to process his enrollment prior to that 401(k) Entry Date or the end of that subsequent payroll period.  If the Administrator determines that it is not administratively practicable to process an Employee's enrollment prior to his 401(k) Entry Date or the end of a particular payroll period, his enrollment shall be effective as of the next succeeding payroll period (or, prior to August 26, 2003, the next succeeding 401(k) Entry Date).  The Administrator may determine from time to time to require an Employee to return the Enrollment Forms required by this Article II and any amendments to a salary reduction agreement pursuant to Article III directly to the Recordkeeper.  By signing such Enrollment Forms or, if allowed by the Administrator, by giving the Enrollment Forms by Interactive Electronic Communication, the Employee and his Beneficiary agree to be bound by all the terms and conditions of the Plan as then in effect or as thereafter amended.

Sec. 2.3 Eligibility upon Reemployment.  Notwithstanding Section 2.1, each Employee who is not employed by an Employer in a class of employment eligible for participation on the Entry Date on which he would have been eligible to become a Participant in the Plan with respect to either the 401(k) feature or the profit sharing feature of the Plan, shall be eligible to become a Participant hereunder in that feature as of the first Entry Date for that feature following the date on which he resumes employment as an Employee with an Employer in a class of employment eligible for participation and either (i) timely submits his Enrollment Forms to the Administrator or (ii) if allowed by the Administrator, timely gives the Enrollment Forms by Interactive Electronic Communication.  The Administrator shall determine whether an Employee timely submitted his Enrollment Forms or, if applicable, timely gave his Enrollment Forms by Interactive Electronic Communication, in accordance with the guidelines specified in Section 2.2.

Sec. 2.4 Reemployment of Participant.  Except as provided in this Section, if the employment of a Participant terminates for any reason and he subsequently is reemployed as an Employee by an Employer in a class of employment eligible for participation, he shall be eligible to become a Participant as of the 401(k) Entry Date following the date he resumes employment as an Employee with an Employer and continues to be employed in a class of employment eligible for participation and either (i) timely submits his Enrollment Forms to the Administrator or (ii) if allowed by the Administrator, timely gives the Enrollment Forms by Interactive Electronic Communication; provided that if the Participant had satisfied the eligibility requirements under Section 2.1 to participate in the 401(k) feature of the Plan but not the profit sharing feature of the Plan as of the date his employment terminated, he shall not be eligible to participate in the profit sharing feature of the Plan until he satisfies the eligibility requirements of Section 2.1 that are applicable to the profit sharing feature of the Plan.  The Administrator shall determine whether an Employee timely submitted his Enrollment Forms or, if applicable, timely gave his Enrollment Forms by Interactive Electronic Communication, in accordance with the guidelines specified in Section 2.2.

Sec. 2.5 Changes in Classification and Cessation of Participation.  A Participant shall immediately cease to be eligible to make any further Salary Reduction Contributions and shall immediately cease to be eligible for any further Matching Contributions to the Plan upon the occurrence of either of the following events:

(a) termination of his salary reduction agreement established pursuant to Section 3.1; or

(b) termination of his status as an Employee with all Employers for any reason.

If a Participant is subsequently transferred to, or is included on December 31, 2008 in, a class of employment not eligible for participation in the Plan but continues to be employed by an Affiliated Company, no further contributions to the Trust Fund shall be made by or on behalf of the Participant under the Plan with respect to periods on and after the date of subsequent transfer to or, if applicable, inclusion on December 31, 2008 in, a class of employment not eligible for participation in the Plan, or such other earlier period specified in Section 2.9.  Any Participant described in the preceding sentence may recommence his participation in the features of the Plan for which he was eligible at the time of the subsequent transfer to or, if applicable, inclusion on December 31, 2008 in, an ineligible class of employment if he is transferred back to an eligible class of employment and new Enrollment Forms are executed or, if allowed by the Administrator, an Interactive Electronic Communication is given, in accordance with Section 3.1.  During the period of his employment in a class of employment not eligible for participation in the Plan, the Participant shall continue to (i) vest in his Employer Account, (ii) be eligible for withdrawals (subject to the requirements of Section 14.5), (iii) be permitted to transfer his Individual Account among the Investment Funds in accordance with the provisions of Section 21.8, and (iv) be permitted to change Beneficiaries in accordance with the provisions of the Plan.

Sec. 2.6 Exclusion of Employees Covered by Collective Bargaining.  Notwithstanding Section 2.1, an Employee covered by a collective bargaining agreement between an Employer and a collective bargaining representative certified under the Labor Management Relations Act who is otherwise eligible to become a Participant under this Article II shall be considered to be employed in an ineligible class of employment and excluded from eligibility to participate in the Plan if retirement benefits were the subject of good faith bargaining between the Employee's representative and the Employer and if the agreement does not require the Employer to include such Employee in the Plan.  An Employee who is a Participant in the Plan when he is excluded under the provisions of this Section 2.6 shall cease active participation in the Plan on the effective date of that collective bargaining agreement and shall not participate in Employer contributions while a member of the ineligible class, but shall not be considered to have terminated employment.

Sec. 2.7 Exclusion of Certain Employees who are Non-U.S. Taxpayers.  Notwithstanding Section 2.1, an Employee who is otherwise eligible to become or continue to be a Participant under this Article II shall be considered to be employed in an ineligible class of employment and excluded from eligibility to participate in the Plan if the Employee (i) is included on January 1, 2009 in, or subsequently transferred to, a class of employment eligible to participate on such date in the Ensco Multinational Savings Plan, or (ii) would be described in clause (i) of this sentence but for the fact that he is not employed and working outside the country of his permanent residence.  An Employee who is a Participant in the Plan when he is excluded under the provisions of this Section 2.7 shall cease active participation in the Plan on the effective date of his inclusion in that ineligible class of employment and shall not participate in Employer contributions while employed in that ineligible class of employment, but shall not be considered to have terminated employment.

Sec. 2.8 Eligibility Upon Entry or Reentry into an Eligible Class of Employees.  In the event a Participant is excluded because he is no longer a member of an eligible class of Employees as specified in this Article II, such Employee shall be eligible to become a Participant immediately upon his return to employment as an Employee of an Employer in an eligible class of Employees.  In the event that an Employee who is not a former Participant in the Plan becomes a member of the eligible class, such Employee shall be eligible to become a Participant immediately if such Employee has satisfied the eligibility requirements of Section 2.1 and would have previously been eligible to become a Participant had he been in the eligible class and new Enrollment Forms are executed or, if allowed by the Administrator, new Enrollment Forms are given by Interactive Electronic Communication, in accordance with Section 3.1.

Sec. 2.9 Exclusion of Certain Employees from the Profit Sharing Feature of the Plan.  Notwithstanding the foregoing provisions of this Article II and any other provision of the Plan, (i) effective as of January 1, 2007, Carl F. Thorne shall be excluded from participation in the profit sharing feature of the Plan and the allocation of Employer profit sharing contributions, if any, under Section 6.4 (as well as the forfeitures, if any, that may become allocable under Section 6.4 along with such profit sharing contributions) that are made pursuant to Section 3.3 for any Year beginning on or after January 1, 2007, and (ii) effective as of January 1, 2008, all Participants and Employees of the Company and Affiliated Companies, including those Employees who are included on December 31, 2008 in, or subsequently transferred to, a class of employees not eligible for participation in the Plan and, as a result shall cease to be a Participant for purposes of certain provisions of the Plan as specified in Section 2.5, shall be excluded from participation in the profit sharing feature of the Plan and the allocation of Employer profit sharing contributions, if any, under Section 6.4 (as well as the forfeitures, if any, that may become allocable under Section 6.4 along with such profit sharing contributions) that are made pursuant to Section 3.3 for the Year beginning January 1, 2008 and for any Year beginning on or after January 1, 2009 with respect to which the Employee does not satisfy the allocation requirements of Section 6.4, including because he is employed in an ineligible class of employment on the last day of the Year.

Article III

CONTRIBUTIONS

Sec. 3.1 Salary Reduction Contributions.

(a) Amount of Contributions.  On satisfying the requirements of Article II for participation in the 401(k) feature of the Plan, an eligible Employee may elect to have the Employer make Salary Reduction Contributions to the Trust Fund on his behalf by executing an enrollment form or, if allowed by the Administrator, by giving an Interactive Electronic Communication, containing a salary reduction agreement as described in Section 3.1(b).  The terms of any such salary reduction agreement shall provide that the Employee agrees to accept a reduction in his Annual Compensation from his Employer in an amount equal to not less than one percent but up to ten percent (in whole percentages) of his Annual Compensation per payroll period, subject to the restrictions and limitations of Articles IV and VII hereof.  The maximum deferral percentage in the preceding sentence shall be (i) increased to 50% for any Year beginning after December 31, 2003 for any eligible Employee who is a Non-Highly Compensated Employee for that Year, and (ii) increased to 15% for any Year beginning after 31 December 2010 for any eligible Employee who is a Highly Compensated Employee for that Year and was not invited to participate in the Ensco 2005 Supplemental Executive Retirement Plan (the "2005 SERP") for the plan year of the 2005 SERP that coincides with that Year.  The maximum percentage that an Employee may elect to reduce his Annual Compensation shall be determined from time to time by the Administrator taking into account the restrictions and limitations imposed by Articles IV and VII hereof.

Effective April 1, 2002, in addition to the Salary Reduction Contributions made by a Participant in accordance with the preceding provisions of this Section 3.1(a) for a Year, a Participant who is a Catch-up Eligible Participant for that Year shall be eligible to make Catch-up Contributions in the form of Salary Reduction Contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code as described in Section 4.1.

(b) Salary Reduction Agreement.

(i) Nature of Agreement.  The salary reduction agreement referred to in Section 3.1(a) shall be a legally binding agreement (on a form prescribed by the Administrator, which may include an Interactive Electronic Communication) whereby (A) the Participant agrees that, as of the effective date of the agreement, the Annual Compensation otherwise payable to him thereafter shall be reduced by a whole percentage (as selected by the Participant) not to exceed the maximum percentage permitted under Section 3.1(a), and (B) the Employer agrees to contribute the total amount of such reduction in Annual Compensation to the Trust Fund on behalf of the Participant as a Salary Reduction Contribution under Section 3.1(a).  If a Participant's Annual Compensation for the Year exceeds the maximum amount of Annual Compensation that can be taken into account, the Participant may designate which portion of his total compensation is subject to his salary reduction agreement as long as the total amount deferred for the Year does not exceed the maximum amount allowed by law, calculated with respect to his Annual Compensation up to the maximum compensation that may be considered for the Year.  Salary Reduction Contributions shall be made by the Employer to the Trust Fund shortly after the end of each payroll period from which they are reduced, provided that in no event shall the Employer's aggregate contribution on behalf of the Participant under Section 3.1(a) for any month occur later than the 15th Valuation Date of the month following the month to which such contribution relates or such other date prescribed by the Code or applicable Treasury or Department of Labor regulations, rulings, notices or other promulgated documents of general applicability.  Subject to the provisions of paragraph (iv) of this Section 3.1(b) and Article IV hereof, a Participant's salary reduction agreement shall remain in effect until modified or terminated in accordance with paragraphs (iii) or (iv) of this Section 3.1(b).

(ii) Effective Date of Agreement.  The effective date of a Participant's salary reduction agreement shall be the 401(k) Entry Date following the date, or such other subsequent payroll period as provided in Section 2.2 with respect to which, such agreement is timely received in executed form by the Administrator or, if allowed, an Interactive Electronic Communication is timely given, as required by Article II; provided that such effective date shall not be determined to be earlier than the 401(k) Entry Date the Participant first becomes eligible to participate in the Plan.  The Administrator shall determine whether an Employee timely submitted his salary reduction agreement or, if applicable, timely gave an Interactive Electronic Communication, in accordance with the guidelines specified in Section 2.2.

(iii) Amendment of Salary Reduction Contribution Elections.  A Participant may amend his elections authorizing the Employer to make Salary Reduction Contributions as of any payroll period with respect to Annual Compensation not yet paid (A) to increase or to decrease the whole percentage of his Annual Compensation [within the limits of Section 3.1(a)] to be used to determine his Salary Reduction Contributions or (B) to cease entirely such contributions.  A Participant's amended Salary Reduction Contribution election shall be effective no earlier than the first day of the first payroll period during which either (i) an amended salary reduction agreement is timely received in executed form by the Administrator or (ii) if allowed by the Administrator, an Interactive Electronic Communication is timely given, or such other date as the Administrator may prescribe from time to time.  If a Participant elects to cease making Salary Reduction Contributions, the Participant may elect to again participate in the 401(k) feature of the Plan and resume making contributions to the Trust Fund under Section 3.1(a) by executing a new salary reduction agreement or, if allowed by the Administrator, by giving an Interactive Electronic Communication; provided that the effective date of such new salary reduction agreement shall be no earlier than the first day of the first payroll period during which the new salary reduction agreement is timely received in executed form by the Administrator, or if allowed by the Administrator, the Interactive Electronic Communication is timely given.  An amendment to a salary reduction agreement, including one to cease Salary Reduction Contributions, and a new salary reduction agreement shall be considered to have been timely received if it is received by the Administrator or, if applicable, the Interactive Electronic Communication is timely given, prior to the end of the applicable payroll period and the Administrator determines, in its sole and absolute discretion, that it is administratively practicable to process that amendment or new salary reduction agreement, whichever is applicable, for that payroll period.  If the Administrator determines that it is not administratively practicable to process an amendment or new salary reduction agreement, whichever is applicable, prior to the end of a particular payroll period, that amendment or new salary reduction agreement shall be effective as of the next succeeding payroll period. Notwithstanding the preceding provisions of this Section 3.1(b)(iii) to the contrary, no Participant who (i) is considered a Highly Compensated Employee for a Year beginning after December 31, 2007, and (ii) was invited and actually elected to participate in the 2005 SERP [as defined in Section 3.1(a)] for the plan year of the 2005 SERP that coincides with that Year by first agreeing pursuant to Section 3.1(a) to defer to the Plan the maximum Salary Reduction Contribution rate determined for that Year by the Administrator pursuant to Section 3.1(a) and Section 4.4, may subsequently amend or revoke his Salary Reduction Contribution election under this Section 3.1(b)(iii) during that Year.

(iv) Transfer to Ineligible Employment or Termination of Employment.  A Participant's salary reduction election shall terminate automatically if the Participant (A) is transferred to, or is included on December 31, 2008 in, a class of employment not eligible for participation in the Plan, or (B) if his employment as an Employee with all Employers terminates.  Upon return of the Participant to an eligible class of employment as an Employee with an Employer, the Participant shall be permitted to execute a new salary reduction agreement or, if allowed, give an Interactive Electronic Communication, and resume having contributions made to the Trust Fund on his behalf under Section 3.1(a); provided that the effective date of the new salary reduction agreement shall be no earlier than the later of (A) the first day of the first payroll period during which the new salary reduction agreement is timely received in executed form by the Administrator or, if applicable, an Interactive Electronic Communication is timely given, or (B) the date the Participant resumes eligible employment as an Employee with an Employer.  Transfers of Participants to different payroll systems among the Employers shall be administered by procedures established by the Administrator.

(v) No Pre-Service Contributions.  In no event shall an Employer deliver (i) any Salary Reduction Contributions for any Year beginning after December 31, 2005 to the Trust Fund on behalf of any Participant prior to the date the Participant performs the services as an Employee with respect to which the Salary Reduction Contributions are being made, or (ii) any Matching Contributions for any Year beginning after December 31, 2005 to the Trust Fund on behalf of any Participant prior to the date the Participant performs the services as an Employee with respect to which the Matching Contributions are being made, unless such pre-funding is to accommodate a bond fide administrative concern and is not for the principal purpose of accelerating deductions.

(vi) Automatic Enrollment Effective June 1, 2008.  The Administrator shall provide a Notice described in this subsection (b)(vi) to each individual who is initially employed or re-employed as an Employee after May 31, 2008 but does not agree to a reduction in his Annual Compensation from his Employer pursuant to Section 3.1(a) by executing an enrollment form or, if allowed by the Administrator, by giving an Interactive Electronic Communication, containing a salary reduction agreement as described in Section 3.1(b).  The Administrator may determine to limit the application of this subsection (b)(vi) to Employees who are subject to United States federal income tax.  The Notice shall be provided to any such Employee as soon as administratively practicable after his employment or re-employment commencement date which is the date the Employee first performs an Hour of Service.  The terms of that Notice shall provide that the Administrator shall automatically enroll each such Employee in the 401(k) feature of the Plan pursuant to Sections 2.2 and 3.1(a) and that such Employee shall be deemed to have agreed to a reduction in his Annual Compensation from his Employer in an amount equal to three percent of his Annual Compensation per payroll period commencing with the payroll period which next follows the 30th day following the 401(k) Entry Date which coincides with or next follows the date upon which he satisfies the eligibility requirements specified in Section 2.1(ii) for participation in the 401(k) feature of the Plan, subject to the restrictions and limitations of Article IV hereof, unless the Employee affirmatively elects prior to that payroll period to cancel his automatic enrollment.  The automatic enrollment percentage specified by the preceding sentence shall be five percent for each individual who is initially employed or re-employed as an Employee after September 30, 2010 but does not agree to a reduction in his Annual Compensation from his Employer pursuant to Section 3.1(a) by executing an enrollment form or, if allowed by the Administrator, by giving an Interactive Electronic Communication, containing a salary reduction agreement as described in Section 3.1(b).  If the Administrator determines that it is not administratively practicable to process the automatic enrollment of an Employee prior to the end of the payroll period specified in the preceding sentence, that automatic enrollment shall be effective as of the next succeeding payroll period.  The Notice shall also provide that the balance of each such Employee’s Individual Account shall be invested in the qualified default investment alternative in accordance with the provisions of Section 21.8.  In addition, that Notice shall provide that each such Employee may elect to cancel or amend his automatic enrollment for the payroll period in which his automatic enrollment shall become effective, or cancel or amend his automatic enrollment for any future payroll period, in accordance with Section 3.1(b)(iii).

(c) Special Rule for Qualified Military Service.  Notwith-standing the limitation of Section 3.1(a), a Participant who is in qualified military service (within the meaning of Chapter 43 of Title 38, United States Code) who is reemployed under that chapter shall be permitted to elect to have his Employer make additional Salary Reduction Contributions to the Trust Fund on his behalf in the amount provided in this Section 3.1(c) or such lesser amount as is elected by the Participant.  The Participant shall be entitled to elect to have these additional Salary Reduction Contributions made on his behalf during the period which begins on the date of his reemployment with the Employer following such period of qualified military service and continues for a period of time equal to the lesser of (i) the product of three and the period of qualified military service which resulted in such right and (ii) five years.  The amount of additional Salary Reduction Contributions that a Participant may elect to have made on his behalf under this Section 3.1(c) is equal to the excess of (i) the maximum amount of Salary Reduction Contributions that the Participant would have been permitted to have made on his behalf to the Plan in accordance with the applicable limitations of Section 4.1 and Section 7.1 during the period of qualified military service if the Participant had continued to be employed by his Employer during such period and had continued to receive Annual Compensation as determined in the manner provided in Section 6.4 during any such period of qualified military service over (ii) the actual amount of Salary Reduction Contributions made on behalf of that Participant pursuant to Section 3.1(a) during that same period.

Sec. 3.2 Employer Matching Contributions.  For each payroll period, an Employer may contribute hereunder as a Matching Contribution an amount equal to a stated dollar amount or a stated percentage of the Salary Reduction Contributions, if any, made for such payroll period on behalf of each Participant entitled to an allocation under Section 6.3; provided that the Salary Reduction Contributions made on behalf of each Participant for a payroll period for which an Employer shall make a Matching Contribution shall be considered only to the extent that it (i) does not exceed six percent of the portion of the Participant's Annual Compensation paid during such payroll period, unless the governing body of the Company determines otherwise, and (ii) was not initially made to the Plan under Section 3.1(a) as a Catch-up Contribution.  If, as of the last day of any Year beginning after December 31, 2007, the Administrator determines that a Participant did not receive the amount of Matching Contributions to which such Participant was entitled for the Year based on his Salary Reduction Contributions made during the Year and his Annual Compensation for the Year, his Employer shall make an additional Matching Contribution on behalf of such Participant in an amount necessary to provide the Participant with the Matching Contribution to which he is entitled for such Year.  The Matching Contributions for a Year shall be determined by the governing body of the Company in its sole and absolute discretion; provided that the Administrator reserves the right to impose limits from time to time on the Matching Contributions that can be made by any Employer to the extent necessary to meet the limitations and restrictions of Articles V and VII.  Matching Contributions made pursuant to this Section 3.2 shall be subject to the limitations and restrictions of Articles V and VII.  The Matching Contributions, if any, made pursuant to this Section 3.2 shall be reduced by the forfeitures for such Year under Articles IV, V, XIII and XIV that are designated under Section 13.5 by the Company to be applied to reduce the Matching Contributions for the Year and such forfeitures shall be allocated as provided in Section 6.3 in lieu of such contributions.  If additional Salary Reduction Contributions are made on behalf of a Participant pursuant to Section 3.1(c), the Employer shall make the same Matching Contribution pursuant to this Section 3.2 for that Participant which would have been made with respect to such Salary Reduction Contributions if those Salary Reduction Contributions had actually been made on behalf of that Participant during that period of qualified military service.

Sec. 3.3 Employer Profit Sharing Contributions.  In addition to the Matching Contribution under Section 3.2, if any, for any Year, an Employer may elect to make a voluntary profit sharing contribution (after taking into account the Matching Contribution, if any, under Section 3.2) on behalf of the Participants entitled to an allocation under Section 6.4 for that Year in an amount determined and authorized by the governing body of that Employer for such Year.  The Employer profit sharing contributions, if any, made pursuant to this Section 3.3 shall be allocated along with the forfeitures for such Year under Articles IV, V, XIII and XIV, if any, that are designated by the Company under Section 13.5 for allocation under Section 6.4 with the Employer profit sharing contributions.  The Administrator reserves the right to impose limits from time to time on the profit sharing contributions that can be made by any Employer to the extent necessary for the Plan to retain its qualified status under the Code.

Sec. 3.4 Employer Qualified Non-Elective Contributions.  To insure that the Actual Deferral Percentage tests of Section 401(k) of the Code as described in Section 4.2 hereof or the Contribution Percentage tests of Section 401(m) of the Code as described in Section 5.1 hereof are met for any Year, an Employer, under such rules and regulations as the Secretary of the Treasury may prescribe, in addition to the Salary Reduction Contributions made by the Employer pursuant to Section 3.1, the Matching Contributions under Section 3.2, if any, and any Employer profit sharing contributions under Section 3.3, may make additional contributions which shall constitute "qualified non-elective contributions" within the meaning of Section 401(m)(4)(C) of the Code on behalf of any Participant selected by the Employer who is an eligible Non-Highly Compensated Employee (as defined in Section 4.2) with respect to the current Year or the preceding Year, whichever is applicable under Section 4.2 or Section 5.1.  Each Year an Employer shall designate the portion, if any, of the qualified non-elective contributions that it made for the Year that shall be considered under Section 4.2 for the Actual Deferral Percentage test and the portion, if any, that shall be considered under Section 5.1 for the Contribution Percentage test.  The qualified non-elective contributions that are made for any Year beginning after December 31, 2005 and are designated by the Employer for consideration under Section 4.2 for the Actual Deferral Percentage test for that Year must satisfy the requirements of Section 4.6 and the qualified non-elective contributions that are made for any Year beginning after December 31, 2005 and are designated by the Employer for consideration under Section 5.1 for the Contribution Percentage test for that Year must satisfy the requirements of Section 5.5.

Sec. 3.5 Time and Form of Contributions.  Payments of Employer contributions due with respect to any Year shall be made in cash (by check or wire transfer), Ensco ADSs, or any combination thereof, as determined by the Company, in its sole and absolute discretion.  In addition to any other requirements hereunder relating to the timing of contributions, contributions made by an Employer pursuant to Sections 3.1, 3.2, 3.3 or 3.4, if any, may be made at any time and from time to time, except, as provided in Sections 3.1(b)(i), 4.3(c) and 5.2(c), the total contribution for any Year shall be paid in full not later than the time prescribed by law to enable the Employer to obtain a deduction therefore on its federal income tax return for said Year.  If in advance of a Year the governing body of any Employer authorizes Employer contributions pursuant to Section 3.2 or 3.3 for that Year, such governing body may provide that all or a portion of such contributions shall be allocated monthly, quarterly or on some other basis rather than by payroll period during the Year or at the end of such Year.  Contributions made after the last day of the Year but within the time for filing an Employer's federal income tax return (including extensions thereof) shall be deemed made as of the last day of that Year if so directed by the Employer, except such contributions shall not share in increases, decreases, or income to the Trust Fund prior to the date actually made.  Notwithstanding the foregoing, on an Employer's request, a contribution which was made on a mistake of fact or conditioned on deductibility of the contribution shall be returned to the Employer within one year after payment of the contribution or disallowance of the deduction (to the extent disallowed), as the case may be; provided, however, the amount returned to an Employer shall not be increased by any earnings thereon and shall be reduced by any losses attributable to such amount.

Sec. 3.6 Limit on Employer Contributions.  Notwithstanding the foregoing provisions of Sections 3.1, 3.2, 3.3 or 3.4, the contribution of an Employer for any Year (whether made pursuant to Sections 3.1, 3.2, 3.3 or 3.4) shall be first authorized by the governing body of the Employer and shall in no event exceed an amount which will, under the law then in effect, be deductible by the Employer in computing its federal taxes based on income for that Year; provided that the Administrator reserves the right to impose limits from time to time on (i) the Matching Contributions that can be made by any Employer to the extent necessary to meet the limitations and restrictions of Article V and (ii) the profit sharing contributions that can be made by any Employer to the extent necessary for the Plan to retain its qualified status under the Code.  As permitted by Section 401(a)(27) of the Code, any Employer may make contributions to the Plan without regard to net profits, current or accumulated.

Sec. 3.7 Contributions May be Made with Respect to a Particular Employer.  In making its determination of Matching Contributions and Employer profit sharing contributions with respect to any Year, the governing body of the Company may make its determination separately with respect to any Employer or business or operating unit within an Employer; provided, however, that any such determination must be nondiscriminatory within the meaning of the Treasury regulations under Section 401(a)(4) of the Code and must satisfy the minimum coverage requirements of Section 410(b) of the Code.  In such case, the contribution to such Employer or business or operating unit within an Employer shall be allocated only to Participants who are Employees of such Employer or business or operating unit within that Employer.

Sec. 3.8 Manner of Making Contributions.  All contributions to the Trust Fund shall be paid directly to the Trustee.  In connection with each contribution, the Employer shall provide the Recordkeeper with information that:

(a) identifies each Participant on whose behalf the contribution is being made and the amount thereof; and

(b) states whether the amount contributed on behalf of the Participant is a Salary Reduction Contribution, a Matching Contribution, an Employer profit sharing contribution, a qualified non-elective contribution, a Rollover Contribution or a Transfer Contribution.

The Recordkeeper shall provide the Trustee with any of the information received by it which is necessary for the Trustee to perform its duties and obligations with respect to the Trust Fund.

Sec. 3.9 Rollover and Transfer Contributions.  An Employee, regardless of whether he is a Participant in the Plan, may, if authorized by the Administrator and after complying with all applicable laws and filing with the Trustee the form prescribed by the Administrator or, if allowed, by giving an Interactive Electronic Communication, make or have made on his behalf a Rollover Contribution or have a Transfer Contribution made on his behalf to the Plan at any time.  The Administrator may adopt rollover and transfer procedures and, before permitting a Rollover Contribution or Transfer Contribution, may require an Employee or his prior employer to furnish such information regarding the amount proposed to be rolled over or transferred to the Plan as the Administrator determines is necessary or appropriate.  These procedures shall be designed to enable the Administrator to reasonably conclude whether a Rollover Contribution is valid and shall specify that if the Administrator later determines or is otherwise informed that the Rollover Contribution was not valid, the Administrator shall direct the Trustee to distribute the amount of the invalid Rollover Contribution, plus the earnings attributable thereto, to the Employee as soon as administratively practicable thereafter.  If the Employee is not a Participant hereunder, his Rollover Account or Transfer Account shall constitute his entire interest under the Plan and the provisions of the Plan shall be generally applicable to such Employee and the Rollover Contribution or Transfer Contribution, unless expressly provided otherwise herein.  Except as otherwise directed by the Administrator, the Recordkeeper shall allocate and credit a Rollover Contribution or Transfer Contribution to the Employee's Rollover Account or Transfer Account as of the Valuation Date immediately following the date on which the Rollover Contribution or Transfer Contribution is made.  A Rollover Contribution and a Transfer Contribution shall be nonforfeitable and the value thereof shall be paid to the Participant in the manner the Participant (or, if applicable, the Participant’s Beneficiary) elects pursuant to Sections 14.2 and/or 14.5.  An investment election on a form prescribed by the Administrator or, if allowed by the Administrator, an Interactive Electronic Communication, shall be submitted or given with the Employee's Rollover Contribution or Transfer Contribution and shall direct that such contribution be invested in the Investment Funds in accordance with Section 21.8.  In no event shall the existence of a Rollover Contribution or Transfer Contribution held for the benefit of an Employee be construed to entitle the Employee to any amount in the Plan to which such Employee is not otherwise entitled under the other provisions of the Plan.

Sec. 3.10 Contributions with Respect to Military Leave.  Notwithstanding any provision of the Plan to the contrary, contributions with respect to qualified military service (within the meaning of Chapter 43 of Title 38, United States Code) shall be permitted in accordance with Section 414(u) of the Code.

Article IV

LIMITATIONS AND RESTRICTIONS

ON SALARY REDUCTION CONTRIBUTIONS

Sec. 4.1 Dollar Limitation and Excess Elective Deferrals.  For any taxable year of a Participant, the aggregate amount of (i) the Participant's Salary Reduction Contributions made pursuant to Section 3.1(a) for that taxable year and (ii) amounts deferred by the Participant for that taxable year pursuant to a salary reduction agreement under any other plan, contract or agreement described in Sections 401(k), 403(b), 408(k)(6) or 408(p) of the Code sponsored by an Affiliated Company shall not exceed the Annual Deferral Limitation for that taxable year.  The Annual Deferral Limitation for the taxable year beginning in 2002 is $11,000 [or, beginning January 1, 2003, such other dollar limitation prescribed by Section 402(g)(4) of the Code for that taxable year as adjusted by the Secretary of the Treasury in accordance with Section 402(g)(4) of the Code at the same time and in the same manner as provided under Section 415(d) of the Code for adjusting the dollar limitation in effect under Section 415(b)(1)(A) of the Code], plus, if applicable, the limitation on Catch-up Contributions for that taxable year as provided in the next paragraph.

For any taxable year of a Catch-up Eligible Participant, the aggregate amount of (i) the Catch-up Eligible Participant's Catch-up Contributions made pursuant to Section 3.1(a) for that taxable year and (ii) amounts deferred by the Catch-up Eligible Participant for that taxable year pursuant to a salary reduction agreement as a catch-up contribution within the meaning of Section 414(v) of the Code under any other plan, contract or arrangement described in Sections 401(a), 403(b), 457(b), 408(k) or 408(p) of the Code sponsored by an Affiliated Company shall not exceed the Catch-up Contribution Limitation for that taxable year.  The Catch-up Contribution Limitation for a taxable year shall mean the lesser of (i) the applicable dollar amount under Section 414(v)(2)(B) of the Code for that taxable year, or (ii) the excess (if any) of (A) the Catch-up Eligible Participant's Annual Compensation [as defined in Section 7.2(f)] for the taxable year, over (B) any other Salary Reduction Contributions made pursuant to Section 3.1(a) and any other elective deferrals described in the preceding paragraph of the Catch-up Eligible Participant for such taxable year which are made without regard to Section 414(v) of the Code.  The applicable dollar amount referred to in clause (i) of the preceding sentence is $1,000 for the taxable year beginning in 2002, $2,000 for the taxable year beginning in 2003, $3,000 for the taxable year beginning in 2004, $4,000 for the taxable year beginning in 2005, $5,000 for the taxable year beginning in 2006, $5,000 for the taxable year beginning in 2007, $5,000 for the taxable year beginning in 2008, $5,500 for the taxable year beginning in 2009, and $5,500 for the taxable year beginning in 2010.  For taxable years beginning after December 31, 2010, the Secretary of the Treasury shall adjust annually the applicable dollar amount for increases in the cost-of-living at the same time and in the same manner as adjustments under Section 415(d) of the Code, as modified by Section 414(v)(2)(C) of the Code.

Catch-up Contributions shall not be subject to or taken into account in applying the limitation for each Year on Annual Additions of Section 415 of the Code as described in Article VII and are not counted in determining the minimum allocation for each Year under Section 416 of the Code as described in Article XXII (but, to the extent the Plan is subject to the top heavy provisions contained in Section 416 of the Code as described in Article XXII, Catch-up Contributions made in prior years are counted in determining whether the Plan is a Top Heavy Plan).  The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 410(b) or 416 of the Code, as applicable, by reason of the making of such Catch-up Contributions.

If the Salary Reduction Contributions made pursuant to Section 3.1(a) on behalf of a Participant for a taxable year exceed the Annual Deferral Limitation (including, if applicable, the Catch-up Contribution Limitation) for that year, the amount of such excess shall be referred to as "Excess Elective Deferrals."  Excess Elective Deferrals (adjusted for the income or loss attributable to such excess amount) shall be distributed to the Participant not later than the April 15 immediately following the taxable year of the Participant for which the Excess Elective Deferrals were made to the Plan.  The Administrator shall reduce the amount of the Excess Elective Deferrals for a taxable year distributable to the Participant under this Section 4.1 by the amount of Excess Salary Reduction Contributions (as determined under Section 4.3), if any, previously distributed to the Participant for the Year beginning in that taxable year.

For taxable years beginning after December 31, 2005, the Administrator shall determine the net income or net loss to adjust Excess Elective Deferrals up to the date of distribution in the manner described in this paragraph.  The income or loss allocable to Excess Elective Deferrals shall be equal to the sum of (i) the income or loss allocable to the Participant's 401(k) Account for the taxable year multiplied by a fraction, the numerator of which shall be the amount of the Participant's Excess Elective Deferrals for the taxable year under this Section 4.1 and the denominator of which shall be the balance of his 401(k) Account without regard to any income or loss occurring during the taxable year and (ii) ten percent of the amount determined under clause (i) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution of the Excess Elective Deferrals, counting the month of distribution of the Excess Elective Deferrals if the distribution occurs after the 15th of such month.  The Administrator may, in its discretion, determine to use any other reasonable method for computing the income or loss attributable to Excess Elective Deferrals, provided that the method (i) does not violate Section 401(a)(4) of the Code, (ii) is used consistently for all Participants and for all corrective distributions under the Plan for the taxable year, and (iii) is used by the Plan for allocating income or loss to Participants' Individual Accounts.  In adjusting a Participant’s Excess Elective Deferrals for the income or loss attributable to such Excess Elective Deferrals made in taxable years after December 31, 2007, the income or loss for the "gap period" shall not be considered.

For taxable years beginning before January 1, 2006, the Administrator shall determine the net income or net loss in the same manner as described in Section 4.3 for Excess Salary Reduction Contributions for Years beginning before January 1, 2006, except the numerator of the allocation fraction shall be the amount of the Participant's Excess Elective Deferrals for the taxable year under this Section 4.1 and the denominator of the allocation fraction shall be the balance of the Participant's 401(k) Account attributable to Salary Reduction Contributions as of the end of the taxable year [without regard to the net income or net loss for the taxable year on that portion of the Participant's 401(k) Account]; provided, however, if there is a loss attributable to such excess amount, the amount of the distribution adjusted for such loss shall be limited to an amount which does not exceed the lesser of (i) the balance of the Participant's 401(k) Account or (ii) the Salary Reduction Contributions made on behalf of the Participant for that taxable year.  In adjusting a Participant's Excess Elective Deferrals for the income or loss attributable to such Excess Elective Deferrals, the income or loss attributable to such excess deferrals for the "gap period" shall not be considered.  For purposes of this Section 4.1, "gap period" shall mean the period beginning with the first day of the taxable year next following the taxable year for which the Excess Elective Deferrals were made on behalf of the Participant and ending on the date of distribution.

If the Participant also (i) participates in one or more other qualified cash or deferred arrangements within the meaning of Section 401(k) of the Code, including the Dual 401(k) Plan for the period beginning January 1, 1996 and ending June 30, 1996 or the Chiles 401(k) Plan for the period beginning January 1, 2002 and ending September 30, 2002, (ii) has an employer contribution made on his behalf pursuant to a salary reduction agreement under Section 408(k) of the Code, or (iii) has an employer contribution made on his behalf pursuant to a salary reduction agreement toward the purchase of an annuity contract under Section 403(b) of the Code, and the sum of the elective deferrals [as defined in Section 402(g)(3) of the Code] that are made for the Participant during a taxable year under such other arrangements and the Plan exceeds the Annual Deferral Limitation (including, if applicable, the Catch-up Contribution Limitation) for that taxable year, the Participant shall, not later than the March 1 following the close of his taxable year for which the Excess Elective Deferrals have been made, notify the Administrator in writing of the portion of the Excess Elective Deferrals that he wishes to be allocated to the Plan, if any, and request that the Salary Reduction Contributions made on his behalf pursuant to Section 3.1(a) be reduced by the allocable amount specified by the Participant.  If all plans, contracts and agreements described in Section 401(k), 403(b) and 408(k) of the Code pursuant to which the Participant is able to defer amounts for a taxable year for which Excess Elective Deferrals have been made are sponsored by an Affiliated Company, the Administrator shall determine to which plan, contract or agreement (including the Plan) the Excess Elective Deferrals shall be allocated for that taxable year and if the Excess Elective Deferrals are to be allocated to the Plan, the Administrator shall notify the Trustee and the Participant in writing not later than March 1 following the close of that taxable year.  Such notification shall be deemed to be a notification by the Participant to the Administrator.  The portion of the Excess Elective Deferrals that is allocated to the Plan, if any, shall be adjusted for income and loss in the manner provided above and shall then be distributed to the Participant no later than the immediately following April 15.  If the Salary Reduction Contributions made on behalf of a Participant pursuant to Section 3.1(a) for a taxable year do not exceed the Annual Deferral Limitation (including, if applicable, the Catch-up Contribution Limitation) for that taxable year and the Administrator has not received any written Notice from the Participant (or deemed to have received written Notice from the Participant pursuant to the provisions hereof) by the March 1 immediately following that taxable year notifying the Administrator that the Participant allocates a portion of the Excess Elective Deferrals, if any, for that taxable year to the Plan, the Administrator may assume that none of the Salary Reduction Contributions made on behalf of the Participant for that taxable year constitute Excess Elective Deferrals and that no distribution is required to be made from the Participant's 401(k) Account pursuant to this Section 4.1.  Notwithstanding the fact that Excess Elective Deferrals have been (or will be) distributed to a Highly Compensated Employee as provided above, the excess amount of such Salary Reduction Contributions or the portion of such Salary Reduction Contributions that are deemed to constitute Excess Elective Deferrals by reason of the Administrator's or Participant's written Notice of allocation hereunder shall still be treated as a Salary Reduction Contribution for purposes of applying the Actual Deferral Percentage test described in Section 4.2 hereof for the Year in which such Excess Elective Deferrals were made, except to the extent provided under rules prescribed by the Secretary of the Treasury.

Sec. 4.2 Actual Deferral Percentage Tests.  For each Year, the Administrator shall determine whether the aggregate amount allocated to each Participant's 401(k) Account attributable to Salary Reduction Contributions (other than Catch-up Contributions) made pursuant to Section 3.1(a) and qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 4.2) made for that Year shall satisfy one of the following tests:

(a) the "Actual Deferral Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees (as defined below) shall not exceed the "Actual Deferral Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees (as defined below) multiplied by 1.25; or

(b) the "Actual Deferral Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees shall not exceed the lesser of (i) 200% of the "Actual Deferral Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees or (ii) the "Actual Deferral Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees plus two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe.

Notwithstanding subsections (a) and (b) above, the Administrator may elect by Plan amendment in accordance with Treasury regulations or other Internal Revenue Service guidance promulgated under Section 401(k) of the Code to determine compliance with either of the tests under subsection (a) or (b) for a Year by reference to the Actual Deferral Percentage of the eligible Non-Highly Compensated Employees for the current Year in lieu of determining such compliance based on the Actual Deferral Percentage of the eligible Non-Highly Compensated Employees for the preceding Year.

For purposes of this Article IV, the following terms shall have the following meanings:

(a) "Actual Deferral Percentage" for a Year or a preceding Year means, with respect to the group consisting of the eligible Highly Compensated Employees and the group consisting of the eligible Non-Highly Compensated Employees, the average (expressed as a percentage) of the ratios, calculated separately for each Employee in each such group and rounded to the nearest one-hundredth of one percent, of the amount of Salary Reduction Contributions (other than Catch-up Contributions) made pursuant to Section 3.1(a) and qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 4.2 and that satisfy the requirements of Section 4.6 for any Year beginning after December 31, 2005) allocated to each Employee's 401(k) Account under Section 6.2 and Section 6.5, respectively, (unreduced in the case of Highly Compensated Employees by distributions made to any such Employee pursuant to Section 4.1 hereof) for such Year or preceding Year, whichever is applicable, to such Employee's Annual Compensation [as defined in subsection (c) below] paid or accrued during the Year or preceding Year, whichever is applicable, in which the Employee was an eligible Highly Compensated Employee or an eligible Non-Highly Compensated Employee.  Notwithstanding the preceding sentence, a qualified non-elective contribution can be considered in calculating the Actual Deferral Percentage of an eligible Non-Highly Compensated Employee for a Year only if the qualified non-elective contribution is allocated as of a date within that Year and is actually contributed to the Trust Fund by an Employer no later than the last day of the Year immediately following the Year to which that qualified non-elective contribution relates.

(b) "Actual Deferral Ratio" means each separately calculated ratio under subsection (a) above.  An Employee who is considered a Highly Compensated Employee under Section 1.24 or a Non-Highly Compensated Employee under Section 1.34 shall be considered an "eligible Highly Compensated Employee" or an "eligible Non-Highly Compensated Employee" for purposes of this Section 4.2 for each Year he is employed by an Employer if he has satisfied the eligibility requirements of Article II and reached a 401(k) Entry Date or other payroll period as of which he could have become a Participant, regardless of whether (i) he has elected to have an Employer make a Salary Reduction Contribution to the Plan on his behalf under Section 3.1(a) for that Year, or (ii) he is suspended from further contributions during the Year due to the limitations of Section 415 of the Code as described in Article VII.  Moreover, the eligible Non-Highly Compensated Employees for a preceding Year shall be determined for that Year as described in the preceding sentence and shall not be affected by any such Non-Highly Compensated Employee's status as an Employee, Highly Compensated Employee or Non-Highly Compensated Employee for the current Year.  Consequently, for purposes of this Section 4.2, the Actual Deferral Ratio for each Highly Compensated Employee and Non-Highly Compensated Employee who is eligible to, but does not elect to have an Employer make a Salary Reduction Contribution on his behalf to the Plan pursuant to Section 3.1(a) for a Year, shall be zero for that Year, unless the Employer makes a qualified non-elective contribution to the Plan pursuant to Section 4.3(c) for a Year to satisfy the Actual Deferral Percentage tests, in which case the Actual Deferral Ratio for each such Non-Highly Compensated Employee shall be the ratio of that portion of the qualified non-elective contribution attributable to contributions made by the Employer to satisfy the Actual Deferral Percentage tests which is allocated to his 401(k) Account under Section 6.5 for that Year to his Annual Compensation [as defined in subsection (c) below] paid or accrued by an Employer during that Year in which the Employee was an eligible Non-Highly Compensated Employee.

If any Employee who is an eligible Highly Compensated Employee is a participant for any Year beginning after December 31, 2005 in two or more cash or deferred arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Company and that are not mandatorily disaggregated pursuant to Treas. Reg. §1.410(b)-7(c), as modified by Treas. Reg. §1.401(k)-1(b)(4) [without regard to the prohibition on aggregating plans with inconsistent testing methods contained in Treas. Reg. §1.401(k)-1(b)(4)(iii)(B) and the prohibition on aggregating plans with different plan years contained in Treas. Reg. §1.410(b)-7(d)(5)], for purposes of determining such Highly Compensated Employee’s Actual Deferral Ratio under this Section 4.2 for any Year, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement and all elective contributions [as defined in Treas. Reg. §1.401(k)-6] and qualified non-elective contributions (taken into account in determining actual deferral percentages) to such other plans maintained by an Affiliated Company shall be treated as if all such contributions were made to the Plan; provided, however, that if any such plan has a plan year different from the Year, any such elective contributions and qualified non-elective contributions made to such Highly Compensated Employee’s accounts under that other plan during the Year shall be treated as if such contributions were made to the Plan.  For purposes of this Section 4.2, if two or more plans or arrangements described in Section 401(k) of the Code are treated as one plan for the purposes of Section 401(a)(4) or Section 410(b) of the Code (other than the average benefits percentage test), such plans or arrangements shall be treated as a single plan or arrangement, and the Administrator shall determine the Highly Compensated Employee’s Actual Deferral Ratio by aggregating his Salary Reduction Contributions, elective contributions and qualified non-elective contributions as if the Plan and such other plan or plans were a single plan; provided, however, the Plan and any such other plan or plans may be aggregated as described in this sentence only if the Plan and such other plan or plans have the same plan year and utilize the same testing method to satisfy the requirements of Section 401(k) of the Code.

If any Employee who is an eligible Highly Compensated Employee is a participant for any Year beginning before January 1, 2006 in two or more cash or deferred arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Company, excluding any such arrangement that is part of an employee stock ownership plan [as defined in Section 4975(e)(7) of the Code] for purposes of determining his ratio under this Section 4.2 for any such Year, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement to the extent required under Section 401(k) of the Code.  For purposes of this Section 4.2, if two or more plans or arrangements described in Section 401(k) of the Code are considered one plan for the purposes of Sections 401(a)(4) or 410(b) of the Code (other than the average benefits percentage test), such plans or arrangements shall be treated as a single plan or arrangement, and if the plans use different plan years, the Administrator shall determine the combined Salary Reduction Contributions and ratios on the basis of the plan years ending in the same calendar year.

The Recordkeeper shall maintain records to demonstrate compliance with the tests under this Section 4.2, including the extent to which the Plan used qualified non-elective contributions made pursuant to Section 3.4 and, for any Year beginning after December 31, 2005, that satisfy the requirements of Section 4.6 to satisfy a test.

Notwithstanding the preceding provisions of this Section 4.2, if the Plan provides that Employees are eligible to make Salary Reduction Contributions before they have satisfied the minimum age and service requirements under Section 410(a)(1) of the Code and applies Section 410(b)(4)(B) of the Code in determining whether the cash or deferred arrangement under the Plan meets the requirements of Section 410(b)(1) of the Code for any Year beginning after December 31, 2005, the Administrator may apply the limitations on Salary Reduction Contributions of Highly Compensated Employees described in this Section 4.2 either (i) by comparing the Actual Deferral Percentage of all Employees who are eligible Highly Compensated Employees for the Year to the Actual Deferral Percentage for the Year or the preceding Year, whichever is applicable under Section 4.2, of those Employees who are Non-Highly Compensated Employees and who have satisfied the minimum age and service requirements under Section 410(a)(1) of the Code, or (ii) separately with respect to Employees who have not satisfied the minimum age and service requirements under Section 410(a)(1) of the Code and Employees who have satisfied such minimum age and service requirements under Section 410(a)(1) of the Code.

(c) "Annual Compensation" means for a particular Year, the definition of compensation determined by the Administrator to be used under this Section 4.2 for that Year, provided that any such definition of compensation must satisfy Section 414(s) of the Code as determined under Treas. Reg. §1.414(s)-1(c).  In the case of a Participant who commences, resumes or ceases to be eligible to participate in the Plan during the Year, the Administrator may determine to consider only the amount of the Annual Compensation received by the Participant during the portion of the Year in which he was eligible to participate, provided that this limit is applied to all eligible Employees under the Plan.

Sec. 4.3 Adjustments Required to Satisfy an Actual Deferral Percentage Test.  If Salary Reduction Contributions made pursuant to Section 3.1(a) for any Year do not satisfy one of the tests set forth in Section 4.2, the excess amount that would result in a test being satisfied for that Year if it had not been made to the Plan shall be referred to as an "Excess Salary Reduction Contribution" and the Administrator shall, in its sole and absolute discretion and notwithstanding any other provision of the Plan to the contrary (but subject to the provisions of Sections 4.4, 4.5, and 4.6), make appropriate adjustments pursuant to one or more of the following provisions:

(a) If one or more Highly Compensated Participants are Catch-up Eligible Participants for the Year with respect to which an Excess Salary Reduction Contribution was made, the Plan shall then classify any portion of the Salary Reduction Contributions made by the Catch-up Eligible Participants as Catch-up Contributions to the extent such classification (i) is permissible under Section 414(v) of the Code, (ii) will assist the Plan in meeting the Actual Deferral Percentage test for that Year, and (iii) is applied only to Salary Reduction Contributions that are not otherwise Catch-up Contributions;

(b) Within 2½ months following the close of the Year for which an Excess Salary Reduction Contribution was made, if administratively possible, and not later than the close of the Year immediately following the Year for which an Excess Salary Reduction Contribution was made, the Excess Salary Reduction Contribution (plus any income and minus any loss attributable thereto) shall be distributed to the Highly Compensated Employees to whose 401(k) Accounts all or a portion of such Excess Salary Reduction Contribution was allocated first from such Highly Compensated Employees' unmatched Salary Reduction Contributions made pursuant to Section 3.1(a), and then, if necessary, from such Highly Compensated Employees' matched Salary Reduction Contributions made pursuant to Section 3.1(a); provided, however, that if matched Salary Reduction Contributions made pursuant to Section 3.1(a) are distributed to correct an Excess Salary Reduction Contribution, the Matching Contribution to which such Excess Salary Reduction Contribution relates (plus any income and minus any loss attributable thereto) shall be forfeited (whether or not vested) at the time the Excess Salary Reduction Contribution is distributed and the forfeiture shall be applied as set forth in Section 13.5; or

(c) Not later than the last day of the Year with respect to which an Excess Salary Reduction Contribution would be considered to have been made if not for the adjustments under this Section 4.3, the Employer shall, if the conditions applicable to qualified non-elective contributions under Section 4.6 are satisfied with respect to any Year beginning after December 31, 2005, or the applicable Treasury regulations with respect to any Year beginning before January 1, 2006, make a qualified non-elective contribution pursuant to Section 3.4 on behalf of the eligible Non-Highly Compensated Employees with respect to the preceding Year (as defined in Section 4.2) who meet the requirements of Section 6.5 in an amount sufficient to satisfy one of the tests set forth in Section 4.2 [before or after the application of either or both of subsections (a) and (b) above].  If, however, the Administrator properly elects under Section 4.2 (and the Plan is amended as provided in Section 4.2) to determine compliance with either of the tests set forth in Section 4.2 for a Year by reference to the Actual Deferral Percentage of the eligible Non-Highly Compensated Employees for the current Year in lieu of determining such compliance based on the Actual Deferral Percentage of the eligible Non-Highly Compensated Employees for the preceding Year, the Employer must make the qualified non-elective contribution, if any, pursuant to Section 3.4 on behalf of the eligible Non-Highly Compensated Employees with respect to the current Year (as defined in Section 4.2) who meet the requirements of Section 6.5 and any such qualified non-elective contribution must be made within the time prescribed by law to enable the Employer to obtain a deduction for a contribution on its federal income tax return for the Year.

The amount of the Excess Salary Reduction Contributions, if any, to be distributed pursuant to subsection (b) hereof for a Year shall be determined by a three-step process.  First, a leveling method shall be used by the Administrator under which the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio for that Year is reduced to the extent required to (i) enable the Plan to satisfy for that Year one of the Actual Deferral Percentage tests set forth in Section 4.2 or (ii) cause such Highly Compensated Employee's Actual Deferral Ratio for that Year to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio for that Year.  The Actual Deferral Ratio of any Highly Compensated Employee included for that Year in the leveling method of the first step shall be the Actual Deferral Ratio determined after the amount of that Highly Compensated Employee's Salary Reduction Contributions made pursuant to Section 3.1(a) for that Year have been reduced by the amount of Excess Elective Deferrals for the Year, if any, that have been previously distributed under Section 4.1 to the Employee for the taxable year ending in that Year.  This procedure shall be repeated until the Plan satisfies one of the Actual Deferral Percentage tests set forth in Section 4.2.  Then the Administrator shall determine, with respect to each Highly Compensated Employee included for that Year in the leveling method of the first step, the difference between (i) that Highly Compensated Employee's Salary Reduction Contributions made pursuant to Section 3.1(a) for that Year and (ii) the amount equal to the product of that Highly Compensated Employee's adjusted Actual Deferral Ratio determined for that Year pursuant to the leveling method of the first step multiplied by his Annual Compensation [as defined in Section 4.2(c)] for that Year.  Finally, the Administrator shall add all amounts determined for that Year pursuant to the second step described in the preceding sentence which shall constitute the amount of the Excess Salary Reduction Contributions to be distributed pursuant to subsection (b) for that Year.

Once the Plan satisfies one of the Actual Deferral Percentage tests, the amount of the Excess Salary Reduction Contributions determined for that Year pursuant to the preceding paragraph shall be allocated to one or more Highly Compensated Employees for that Year pursuant to a leveling method under which the dollar amount of the Salary Reduction Contributions made pursuant to Section 3.1(a) of the Highly Compensated Employee with the highest dollar amount of Salary Reduction Contributions made pursuant to Section 3.1(a) for that Year is reduced to the extent required (i) to allocate to that Highly Compensated Employee all of the Excess Salary Reduction Contributions determined for that Year pursuant to the preceding paragraph or (ii) to cause such Highly Compensated Employee's dollar amount of Salary Reduction Contributions made pursuant to Section 3.1(a) to equal the dollar amount of Salary Reduction Contributions of the Highly Compensated Employee with the next highest dollar amount of Salary Reduction Contributions made pursuant to Section 3.1(a).  This procedure shall be repeated until the entire amount of the Excess Salary Reduction Contributions determined for that Year has been allocated to one or more Highly Compensated Employees for that Year.  The amount of the Excess Salary Reduction Contributions for a Year to be distributed to any Highly Compensated Employee for that Year shall be adjusted for income or loss as provided in the following paragraphs.  The Administrator shall then direct the Trustee to distribute the adjusted Excess Salary Reduction Contributions to each such Highly Compensated Employee.

Except as determined otherwise by the Administrator pursuant to this paragraph, the income or loss attributable to the portion of the Excess Salary Reduction Contributions for any Year beginning after December 31, 2005 that are to be distributed to a Highly Compensated Employee hereunder shall be determined by multiplying the amount of the income or loss allocable to the Participant's 401(k) Account for the Year by a fraction, the numerator of which is the portion of the Excess Salary Reduction Contributions for the Year that are to be distributed to that Participant and the denominator of which is the sum of the balance of the Participant's 401(k) Account as of the first day of the Year and any Salary Reduction Contributions allocated to the Participant’s 401(k) Account for that Year.  The Administrator may, in its discretion, determine to use any other reasonable method for computing the income or loss attributable to Excess Salary Reduction Contributions, provided that the method (i) does not violate Section 401(a)(4) of the Code, (ii) is used consistently for all Participants and for all corrective distributions under the Plan for the Year, and (iii) is used by the Plan for allocating income or loss to Participants’ Individual Accounts.  The Plan shall not be considered to fail to use a reasonable method for computing the income or loss attributable to Excess Salary Reduction Contributions merely because the income or loss attributable to Excess Salary Reduction Contributions is determined on a date that is no more than seven days before the date of distribution of such Excess Salary Reduction Contributions.

In adjusting a Participant's Excess Salary Reduction Contributions for the income or loss attributable to such Excess Salary Reduction Contributions for the Years beginning January 1, 2006 and January 1, 2007, the income or loss attributable to such excess contributions for the "gap period" shall be considered.  For purposes of this Section 4.3, "gap period" shall mean the period beginning with the first day of the Year next following the Year for which the Excess Salary Reduction Contributions were made on behalf of the Participant and ending on the date of distribution of such Excess Salary Reduction Contributions.  The Administrator may, in its discretion, determine to use the safe harbor method to determine income or loss attributable to Excess Salary Reduction Contributions for the gap period under which the income or loss attributable to Excess Salary Reduction Contributions for the gap period shall be equal to ten percent of the income or loss attributable to Excess Salary Reduction Contributions for the Year that would be determined under the immediately preceding paragraph, multiplied by the number of calendar months that have elapsed since the end of that Year.  For purposes of calculating the number of calendar months that have elapsed under this safe harbor method, a corrective distribution that is made on or before the 15th day of a month shall be treated as made on the last day of the preceding month and a corrective distribution that is made after the 15th day of a month shall be treated as made on the last day of that month.  The Administrator may, however, in its discretion determine the income or loss attributable to Excess Salary Reduction Contributions for the aggregate of the Year for which the Excess Salary Reduction Contributions were made and the gap period following that Year, by applying the standard method described in the immediately preceding paragraph to this aggregate period, which shall be accomplished by (i) substituting the income or loss for that Year and that gap period for the income or loss for that Year, and (ii) substituting the amounts taken into account under the Actual Deferral Percentage test for that Year and that gap period in determining the fraction that is multiplied by that income or loss.

For Years beginning before January 1, 2006, the income or loss attributable to the portion of the Excess Salary Reduction Contributions that is to be distributed to a Highly Compensated Employee hereunder shall be determined by multiplying the amount of the income or loss allocable to the Participant’s 401(k) Account for the Year by a fraction, the numerator of which is the portion of the Excess Salary Reduction Contributions for the Year that is to be distributed to that Participant and the denominator of which is the balance of his 401(k) Account on the last day of the Year after adjustment as of such date under Section 8.2.  In adjusting a Participant’s Excess Salary Reduction Contributions for the income or loss attributable to such Excess Salary Reduction Contributions, the income or loss attributable to such Excess Salary Reduction Contributions for the "gap period" as defined in this Section 4.3 shall not be considered.

Sec. 4.4 Additional Adjustments of Salary Reduction Contributions.  For purposes of assuring compliance with the Actual Deferral Percentage tests of Section 4.2 hereof, the Administrator may, in its sole and absolute discretion, make such adjustments, reductions or suspensions to Salary Reduction Contribution rates under Section 3.1(a) of Participants who are Highly Compensated Employees at such times and in such amounts as the Administrator shall reasonably deem necessary, including prospective reductions of Salary Reduction Contributions at any time prior to or within the Year.  The Administrator shall make such adjustments, reductions or suspensions based on periodic reviews of the Salary Reduction Contribution rates of Highly Compensated Employees under Section 3.1(a) during the Year and may make such adjustments, reductions or suspensions in any amount notwithstanding any other provisions hereof.  In addition, the Administrator shall take any other action to assure compliance with the Actual Deferral Percentage tests as shall be prescribed by the Secretary of the Treasury.

Sec. 4.5 Other Permissible Methods of Testing and Correction.  The provisions of this Article IV are intended to conform with Sections 401(k) and 402(g) of the Code.  In the event that the Administrator determines, based on changes to the Code or interpretations or guidance issued by the Internal Revenue Service, that the requirements of such Code sections may be applied in a manner different from that prescribed in this Article IV, the Administrator may make appropriate adjustments to the administration of the Plan to incorporate such changes to the Code or interpretations or guidance.  If a change to the Code or interpretations or guidance issued by the Internal Revenue Service results in more than one additional option in the manner in which this Article IV may be administered, the Administrator shall have the limited discretion to select the option to be used, provided that such option, when compared to the other option or options, results in the smallest adjustment to Participants' Individual Accounts.

Sec. 4.6 Targeted Qualified Non-Elective Contributions Limit.  Employer qualified non-elective contributions made pursuant to Section 3.4 to satisfy the Actual Deferral Percentage test under Section 4.2 for a Year beginning after December 31, 2005 cannot be taken into account in determining the Actual Deferral Ratio for an eligible Non-Highly Compensated Employee (as defined in Section 4.2) for the current Year or the preceding Year, whichever is applicable under Section 4.2, to the extent such contributions exceed the product of that Non-Highly Compensated Employee’s Annual Compensation [as defined in Section 4.2(c)] for the current Year or the preceding Year, whichever is applicable under Section 4.2, and the greater of five percent or two times the Plan’s "representative contribution rate."  Any qualified non-elective contributions taken into account under the Contribution Percentage test under Section 5.1 (including the determination of the "representative contribution rate" under Section 5.5) for a Year shall not be taken into account for purposes of this Section 4.6 (including the determination of the "representative contribution rate" under this Section 4.6).  For purposes of this Section 4.6, the following terms shall have the following meanings:

(a) The Plan’s "representative contribution rate" is the lowest "applicable contribution rate" of any eligible Non-Highly Compensated Employee for the current Year or the preceding Year, whichever is applicable under Section 4.2, in either (i) the group consisting of half of all eligible Non-Highly Compensated Employees for the applicable Year, or (ii) the group consisting of all eligible Non-Highly Compensated Employees for the applicable Year who are employed by the Employer on the last day of the applicable Year, whichever results in the greater amount.

(b) The "applicable contribution rate" for an eligible Non-Highly Compensated Employee for purposes of allocating qualified non-elective contributions that may be included in determining his Actual Deferral Ratio under Section 4.2 for the current Year or the preceding Year, whichever is applicable under Section 4.2, shall mean the qualified non-elective contributions made at the election of the Administrator pursuant to Section 4.3(c) for the eligible Non-Highly Compensated Employee for the applicable Year [excluding any qualified non-elective contributions made at the election of the Administrator pursuant to Section 5.2(c) that are included in determining his Actual Contribution Ratio under Section 5.1 for the preceding Year], divided by the eligible Non-Highly Compensated Employee’s Annual Compensation [as defined in Section 4.2(c)] for the applicable Year.

Employer qualified non-elective contributions made pursuant to Section 3.4 to satisfy the Actual Deferral Percentage test under Section 4.2 for any such Year cannot be taken into account in determining the Actual Deferral Ratio for an eligible Non-Highly Compensated Employee (as defined in Section 4.2) for the current Year or the preceding Year, whichever is applicable under Section 4.2, to the extent such contributions are taken into account for purposes of satisfying any other actual deferral percentage test under Section 401(k) of the Code, any contribution percentage test under Section 401(m) of the Code, or the safe harbor requirements of Treas. Reg. §1.401(k)-3, the safe harbor requirements of Treas. Reg. §1.401(m)-3, or the SIMPLE 401(k) plan requirements of Treas. Reg. §1.401(k)-4.

Article V

LIMITATIONS AND RESTRICTIONS ON

MATCHING CONTRIBUTIONS

Sec. 5.1 Contribution Percentage Tests.  For each Year, the Administrator shall determine, after first applying the provisions of Section 4.3(b), whether the sum of (i) the amounts allocated to the Employer Account of each Participant attributable to Matching Contributions, if any, made for that Year and forfeitures that are allocated under Section 6.3 as Matching Contributions for that Year and (ii) the amount allocated to each such Participant's 401(k) Account attributable to qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 5.1) for that Year shall satisfy one of the following tests:

(a) the "Contribution Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees (as defined below) shall not exceed the "Contribution Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees (as defined below) multiplied by 1.25; or

(b) the "Contribution Percentage" for the Year for the group consisting of all eligible Highly Compensated Employees shall not exceed the lesser of (i) 200% of the "Contribution Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees or (ii) the "Contribution Percentage" for the preceding Year for the group consisting of all eligible Non-Highly Compensated Employees plus two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe.

Notwithstanding subsections (a) and (b) above, the Administrator may elect by Plan amendment in accordance with Treasury regulations or other Internal Revenue Service guidance promulgated under Section 401(m) of the Code to determine compliance with either of the tests under subsection (a) or (b) for a Year by reference to the Contribution Percentage of the eligible Non-Highly Compensated Employees for the current Year in lieu of determining such compliance based on the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Year.

Notwithstanding the preceding provisions of this Section 5.1, any Matching Contributions which are attributable to additional Salary Reduction Contributions that are deemed to have been made pursuant to Section 3.1(c) for a taxable year shall not be considered Matching Contributions for that Year for purposes of the Contribution Percentage tests of this Section 5.1.

For purposes of this Article V, the following terms shall have the following meanings:

(a) "Contribution Percentage" for a Year or a preceding Year means, with respect to the group consisting of the eligible Highly Compensated Employees and the group consisting of the eligible Non-Highly Compensated Employees, the average (expressed as a percentage) of the ratios, calculated separately for each Employee in each such group and rounded to the nearest one-hundredth of one percent, of the sum of (i) the amount of Matching Contributions, if any, and forfeitures allocated as Matching Contributions to each Employee's Employer Account under Section 6.3 for such Year or preceding Year, whichever is applicable, after reduction for forfeited Matching Contributions, if any, under Section 4.3(b), and (ii) the amount allocated as Matching Contributions to each Employee's 401(k) Account under Section 6.5 attributable to qualified non-elective contributions (that are designated under Section 3.4 for consideration under this Section 5.1 and that satisfy the requirements of Section 5.5 for any Year beginning after December 31, 2005) for such Year or preceding Year, whichever is applicable, to such Employee's Annual Compensation [as defined in subsection (c) below] paid or accrued during the Year or preceding Year, whichever is applicable, in which the Employee was an eligible Highly Compensated Employee or an eligible Non-Highly Compensated Employee.  Notwithstanding the preceding sentence, a qualified non-elective contribution can be considered in calculating the Contribution Percentage of an eligible Non-Highly Compensated Employee for a Year only if the qualified non-elective contribution is allocated as of a date within that Year and is actually contributed to the Trust Fund by an Employer no later than the last day of the Year immediately following the Year to which that qualified non-elective contribution relates.

(b) "Actual Contribution Ratio" means each separately calculated ratio under subsection (a) above.  An Employee who is considered a Highly Compensated Employee under Section 1.24 or a Non-Highly Compensated Employee under Section 1.34 shall be considered an "eligible Highly Compensated Employee" or an "eligible Non-Highly Compensated Employee" for purposes of this Section 5.1 for each Year he is employed by an Employer if he has satisfied the eligibility requirements of Article II and reached a 401(k) Entry Date or other date on which he could have become a Participant, regardless of whether he is eligible to receive an allocation of a Matching Contribution under Section 6.3 for that Year because (i) he elected to have an Employer make a Salary Reduction Contribution to the Plan on his behalf under Section 3.1(a) for that Year, or (ii) he is suspended from further contributions during the Year due to the limitations of Section 415 of the Code as described in Article VII.  Moreover, the eligible Non-Highly Compensated Employees for a preceding Year shall be determined for that Year as described in the preceding sentence and shall not be affected by any such Non-Highly Compensated Employee's status as an Employee, Highly Compensated Employee or Non-Highly Compensated Employee for the current Year.  Consequently, for purposes of this Section 5.1, the Actual Contribution Ratio for each Highly Compensated Employee and Non-Highly Compensated Employee who is eligible to, but does not elect to have an Employer make a Salary Reduction Contribution on his behalf to the Plan for a Year and who does not receive an allocation of a Matching Contribution for that Year, shall be zero for that Year, unless an Employer makes a qualified non-elective contribution to the Plan pursuant to Section 5.2(c) for a Year to satisfy the Contribution Percentage tests, in which case the Actual Contribution Ratio for each such Non-Highly Compensated Employee shall be the ratio of that portion of the qualified non-elective contribution attributable to contributions made by an Employer to satisfy the Contribution Percentage tests which is allocated to his 401(k) Account under Section 6.5 for that Year to his Annual Compensation [as defined in subsection (c) below] paid or accrued by an Employer during that Year in which the Employee was an eligible Non-Highly Compensated Employee.

If any Employee who is an eligible Highly Compensated Employee is a participant for any Year beginning after December 31, 2005 in two or more plans described in Section 401(a) of the Code that are maintained by an Affiliated Company and that are not mandatorily disaggregated pursuant to Treas. Reg. §1.410(b)-7(c), as modified by Treas. Reg. §1.401(m)-1(b)(4) [without regard to the prohibition on aggregating plans with inconsistent testing methods contained in Treas. Reg. §1.401(m)-1(b)(4)(iii)(B) and the prohibition on aggregating plans with different plan years contained in Treas. Reg. §1.410(b)-7(d)(5)], for purposes of determining such Highly Compensated Employee’s Actual Contribution Ratio under this Section 5.1 for any Year, all such plans shall be treated as one plan and all matching contributions within the meaning of Section 401(m)(4)(A) of the Code, employee voluntary after-tax contributions, and qualified non-elective contributions (taken into account in determining actual contribution percentages) to such other plans maintained by an Affiliated Company shall be treated as if all such contributions were made to the Plan; provided, however, that if any such plan has a plan year different from the Year, any such matching contributions, employee voluntary after-tax contributions and non-elective contributions made to such Highly Compensated Employee’s accounts under that other plan during the Year shall be treated as if such contributions were made to the Plan.  For purposes of this Section 5.1, if two or more plans of an Employer to which matching contributions, employee voluntary after-tax contributions, or qualified non-elective contributions are made are treated as one plan for purposes of Section 401(a)(4) or Section 410(b) of the Code (other than the average benefits percentage test), such plans or arrangements shall be treated as a single plan or arrangement and the Administrator shall determine the Highly Compensated Employee’s Actual Contribution Ratio by aggregating his Matching Contributions, matching contributions, employee voluntary after-tax contributions and qualified non-elective contributions as if the Plan and any such other plan or plans were a single plan; provided, however, the Plan and such other plan or plans may be aggregated as described in this sentence only if the Plan and such other plan or plans have the same plan year and utilize the same testing method to satisfy the requirements of Section 401(m) of the Code.

For purposes of this Section 5.1, if two or more plans of an Employer to which matching contributions within the meaning of Section 401(m)(4)(A) of the Code, employee voluntary after-tax contributions or elective deferrals within the meaning of Section 401(m)(4)(B) of the Code are made are treated as one plan for any Year beginning before January 1, 2006 for purposes of Sections 401(a)(4) and 410(b) of the Code, [other than the average benefits percentage test, and excluding allocations under an employee stock ownership plan as defined in Section 4975(e)(7) or 409 of the Code, or the portion of a plan which constitutes an employee stock ownership plan], such plans or arrangements shall be treated as one plan or arrangement for purposes of this Section 5.1, and if the plans use different plan years, the Administrator shall determine the combined Matching Contributions and the ratios on the basis of the plan years ending in the same calendar year.  In addition, if any Employee who is an eligible Highly Compensated Employee participates for any Year beginning before January 1, 2006 in two or more plans described in Section 401(a) of the Code which are maintained by an Affiliated Company to which such contributions are made, all such contributions shall be aggregated for purposes of this Section 5.1 to the extent required under Section 401(m) of the Code.

The Recordkeeper shall maintain records to demonstrate compliance with the tests under this Section 5.1, including the extent to which the Plan used qualified non-elective contributions made pursuant to Section 3.4 and, for any Year beginning after December 31, 2005, that satisfy the requirements of Section 5.5 to satisfy a test.

Notwithstanding preceding provisions of this Section 5.1, if the Plan provides that Employees are eligible to receive Matching Contributions before they have satisfied the minimum age and service requirements under Section 410(a)(1) of the Code and applies Section 410(b)(4)(B) of the Code in determining whether the portion of the Plan subject to Section 401(m) of the Code meets the requirements of Section 410(b)(1) of the Code for any Year beginning after December 31, 2005, the Administrator may apply the limitations on Matching Contributions of Highly Compensated Employees described in this Section 5.1 either (i) by comparing the Contribution Percentage of all Employees who are eligible Highly Compensated Employees for the Year to the Contribution Percentage for the Year or the preceding Year, whichever is applicable under Section 5.1, of those Employees who are Non-Highly Compensated Employees and who have satisfied the minimum age and service requirements under Section 410(a)(1) of the Code, or (ii) separately with respect to Employees who have not satisfied the minimum age and service requirements under Section 410(a)(1) of the Code and Employees who have satisfied such minimum age and service requirements under Section 410(a)(1) of the Code.

(c) "Annual Compensation" means for a particular Year, the definition of compensation determined by the Administrator to be used under this Section 5.1 for that Year, provided that any such definition of compensation must satisfy Section 414(s) of the Code as determined under Treas. Reg. §1.414(s)-1(c).  In the case of a Participant who commences, resumes or ceases to be eligible to participate in the Plan during the Year, the Administrator may determine to consider only the amount of the Annual Compensation received by the Participant during the portion of the Year in which he was eligible to participate, provided that this limit is applied to all eligible Employees under the Plan.

Sec. 5.2 Adjustments Required to Satisfy a Contribution Percentage Test.  If Matching Contributions, if any, made for any Year and allocated under Section 6.3 do not satisfy one of the tests set forth in Section 5.1, the excess amount that would result in a test being satisfied for the Year if it had not been made to the Plan shall be referred to as an "Excess Matching Contribution" and the Administrator shall, in its sole and absolute discretion and notwithstanding any other provision of the Plan to the contrary, make appropriate adjustments in accordance with Sections 401(a)(4) and 401(m) of the Code (and the Treasury regulations thereunder) pursuant to subsections (a) and (b), or pursuant to subsection (c) in lieu of the application of subsections (a) and (b), or pursuant to subsection (c) in addition to the application of subsections (a) and (b), as determined by the Administrator, as follows:

(a) To the extent that the portion of the Excess Matching Contribution for the Year allocable to an Employer Account of a Highly Compensated Employee is nonforfeitable under Section 13.2, such nonforfeitable portion (plus any income and minus any loss attributable thereto) shall be distributed to the Highly Compensated Employee within 2½ months following the close of that Year, if administratively possible, and not later than the close of the Year immediately following that Year; and

(b) To the extent that the portion of the Excess Matching Contribution for the Year allocable to an Employer Account of a Highly Compensated Employee is forfeitable under Section 13.2, within 2½ months following the close of that Year, if administratively possible, and not later than the close of the Year immediately following that Year such forfeitable portion (plus any income and minus any loss attributable thereto) shall be forfeited and applied as set forth in Section 13.5; or

(c) In lieu of or in addition to the application of subsections (a) and (b) above, not later than the last day of the Year with respect to which an Excess Matching Contribution would be considered to have been made if not for the adjustments under this Section 5.2, the Employer shall, if the conditions applicable to qualified non-elective contributions under Section 5.5 are satisfied with respect to any Year beginning after December 31, 2005, or the applicable Treasury regulations with respect to any Year beginning before January 1, 2006, make a qualified non-elective contribution pursuant to Section 3.4 on behalf of the eligible Non-Highly Compensated Employees with respect to the preceding Year (as defined in Section 5.1) who meet the requirements of Section 6.5 in an amount sufficient to satisfy one of the tests set forth in Section 5.1 [before or after the application of subsections (a) and (b)].  If, however, the Administrator properly elects under Section 5.1 (and the Plan is amended as provided in Section 5.1) to determine compliance with either of the tests set forth in Section 5.1 for a Year by reference to the Contribution Percentage of the eligible Non-Highly Compensated Employees for the current Year in lieu of determining such compliance based on the Contribution Percentage of the eligible Non-Highly Compensated Employees for the preceding Year, the Employer must make the qualified non-elective contribution, if any, pursuant to Section 3.4 on behalf of the eligible Non-Highly Compensated Employees with respect to the current Year (as defined in Section 5.1) who meet the requirements of Section 6.5 and any such qualified non-elective contribution must be made within the time prescribed by law to enable the Employer to obtain a deduction for a contribution on its federal income tax return for the Year.

The amount of the Excess Matching Contributions, if any, to be distributed or forfeited pursuant to subsections (a) and (b) hereof for a Year shall be determined by a three-step process.  First, a leveling method shall be used by the Administrator under which the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio for that Year is reduced to the extent required to (i) enable the Plan to satisfy for that Year one of the Contribution Percentage tests set forth in Section 5.1 or (ii) cause such Highly Compensated Employee's Actual Contribution Ratio for that Year to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio for that Year.  This procedure shall be repeated until the Plan satisfies one of the Contribution Percentage tests set forth in Section 5.1.  Then the Administrator shall determine, with respect to each Highly Compensated Employee included for that Year in the leveling method of the first step, the difference between (i) that Highly Compensated Employee's Matching Contributions for that Year and (ii) the amount equal to the product of that Highly Compensated Employee's adjusted Actual Contribution Ratio determined for that Year pursuant to the leveling method of the first step multiplied by his Annual Compensation [as defined in Section 5.1(c)] for that Year.  Finally, the Administrator shall add all amounts determined for that Year pursuant to the second step described in the preceding sentence which shall constitute the amount of the Excess Matching Contributions to be distributed and/or forfeited, as applicable, pursuant to subsection (a) and/or (b)for that Year.

Once the Plan satisfies one of the Contribution Percentage tests, the amount of the Excess Matching Contributions determined for that Year pursuant to the preceding paragraph shall be allocated to one or more Highly Compensated Employees for that Year pursuant to a leveling method under which the dollar amount of the Matching Contributions of the Highly Compensated Employee with the highest dollar amount of Matching Contributions for that Year is reduced to the extent required to (i) allocate to that Highly Compensated Employee all of the Excess Matching Contributions determined for that Year pursuant to the preceding paragraph or (ii) cause such Highly Compensated Employee's dollar amount of Matching Contributions to equal the dollar amount of Matching Contributions of the Highly Compensated Employee with the next highest dollar amount of Matching Contributions.  This procedure shall be repeated until the entire amount of the Excess Matching Contributions determined for that Year has been allocated to one or more Highly Compensated Employees for that Year.  The amount of the Excess Matching Contributions for a Year to be distributed to any Highly Compensated Employee for that Year shall be adjusted for income or loss as provided in the following paragraphs.  The Administrator shall then direct the Trustee to distribute the adjusted Excess Matching Contributions to each such Highly Compensated Employee.

Except as determined otherwise by the Administrator pursuant to this paragraph, the income or loss attributable to the portion of the Excess Matching Contributions for any Year beginning after December 31, 2005 that are to be distributed to a Highly Compensated Employee or forfeited from his Employer Account hereunder shall be determined by multiplying the amount of the income or loss allocable to the Participant's Employer Account for the Year by a fraction, the numerator of which is the portion of the Excess Matching Contributions for the Year that are to be distributed to that Participant or forfeited from his Employer Account and the denominator of which is the sum of the balance of the Participant's Employer Account as of the first day of the Year and any Matching Contributions allocated to the Participant’s Employer Account for that Year.  The Administrator may, in its discretion, determine to use any other reasonable method for computing the income or loss attributable to Excess Matching Contributions, provided that the method (i) does not violate Section 401(a)(4) of the Code, (ii) is used consistently for all Participants and for all corrective distributions and forfeitures under the Plan for the Year, and (iii) is used by the Plan for allocating income or loss to Participants’ Individual Accounts.  The Plan shall not be considered to fail to use a reasonable method for computing the income or loss attributable to Excess Matching Contributions merely because the income or loss attributable to Excess Matching Contributions is determined on a date that is no more than seven days before the date of distribution or forfeiture of such Excess Matching Contributions.

In adjusting a Participant's Excess Matching Contributions for the income or loss attributable to such Excess Matching Contributions for the Years beginning January 1, 2006 and January 1, 2007, the income or loss attributable to such excess contributions for the "gap period" shall be considered.  For purposes of this Section 5.2, "gap period" shall mean the period beginning with the first day of the Year next following the Year for which the Excess Matching Contributions were made on behalf of the Participant and ending on the date of distribution or forfeiture of such Excess Matching Contributions.  The Administrator may, in its discretion, determine to use the safe harbor method to determine income or loss attributable to Excess Matching Contributions for the gap period under which the income or loss attributable to Excess Matching Contributions for the gap period shall be equal to ten percent of the income or loss attributable to Excess Matching Contributions for the Year that would be determined under the immediately preceding paragraph, multiplied by the number of calendar months that have elapsed since the end of that Year.  For purposes of calculating the number of calendar months that have elapsed under this safe harbor method, a corrective distribution or forfeiture that is made on or before the 15th day of a month shall be treated as made on the last day of the preceding month and a corrective distribution or forfeiture that is made after the 15th day of a month shall be treated as made on the last day of that month.  The Administrator may, however, in its discretion determine the income or loss attributable to Excess Matching Contributions for the aggregate of the Year for which the Excess Matching Contributions were made and the gap period following that Year, by applying the standard method described in the immediately preceding paragraph to this aggregate period, which shall be accomplished by (i) substituting the income or loss for that Year and that gap period for the income or loss for that Year, and (ii) substituting the amounts taken into account under the Contribution Percentage test for that Year and that gap period in determining the fraction that is multiplied by that income or loss.

For Years beginning before January 1, 2006, the income or loss attributable to the portion of the Excess Matching Contributions for a Year that is to be distributed to a Highly Compensated Employee or forfeited from his Employer Account hereunder shall be determined by multiplying the amount of the income or loss allocable to the Participant's Employer Account for the Year by a fraction, the numerator of which is the portion of the Excess Matching Contributions for the Year that is to be distributed to that Participant or forfeited from his Employer Account and the denominator of which is the balance of the Participant's Employer Account on the last day of the Year after adjustment as of such date under Section 8.2.  In adjusting a Participant's Excess Matching Contributions for the income or loss attributable to such Excess Matching Contributions, the income or loss attributable to such Excess Matching Contributions for the "gap period" as defined in this Section 5.2 shall not be considered.

Sec. 5.3 Testing of Salary Reduction Contributions Under Contribution Percentage Test.  Notwithstanding the foregoing provisions of this Article V or of Article IV, all or a portion of the Salary Reduction Contributions made on behalf of eligible Non-Highly Compensated Employees may be treated as Matching Contributions made on behalf of such eligible Non-Highly Compensated Employees for the purpose of meeting the Contribution Percentage test set forth in Section 5.1, provided that the Actual Deferral Percentage test of Section 4.2 can be met, both when the Salary Reduction Contributions treated as Matching Contributions hereunder are included in performing such Actual Deferral Percentage test and when such Salary Reduction Contributions are excluded in performing such Actual Deferral Percentage test.  Except for purposes of meeting the Contribution Percentage test of Section 5.1 to the extent described hereunder, any such Salary Reduction Contributions shall continue to be treated as Salary Reduction Contributions for all other purposes of the Plan.

Sec. 5.4 Other Permissible Methods of Testing and Corrections.  The provisions of this Article V are intended to conform with Section 401(m) of the Code.  In the event that the Administrator determines, based on changes to the Code or interpretations or guidance issued by the Internal Revenue Service, that the requirements of such Code section may be applied in a manner different from that prescribed in this Article V, the Administrator may make appropriate adjustments to the administration of the Plan to incorporate such changes to the Code or interpretations or guidance.  If a change to the Code or interpretations or guidance issued by the Internal Revenue Service results in more than one additional option in the manner in which this Article V may be administered, the Administrator shall have the limited discretion to select the option to be used, provided that such option, when compared to the other option or options, results in the smallest adjustment to Participants' Individual Accounts.

Sec. 5.5 Targeted Qualified Non-Elective Contributions Limit.  Employer qualified non-elective contributions made pursuant to Section 3.4 to satisfy the Contribution Percentage test under Section 5.1 for a Year cannot be taken into account in determining the Actual Contribution Ratio for an eligible Non-Highly Compensated Employee (as defined in Section 5.1) for the current Year or the preceding Year, whichever is applicable under Section 5.1, to the extent such contributions exceed the product of that Non-Highly Compensated Employee’s Annual Compensation [as defined in Section 5.1(c)] for the current Year or the preceding Year, whichever is applicable under Section 5.1, and the greater of five percent or two times the Plan’s "representative contribution rate."  Any qualified non-elective contributions taken into account under the Actual Deferral Percentage test under Section 4.2 (including the determination of the "representative contribution rate" under Section 4.6) for a Year shall not be taken into account for purposes of this Section 5.5 (including the determination of the "representative contribution rate" under this Section 5.5).  For purposes of this Section 5.5, the following terms shall have the following meanings:

(a) The Plan’s "representative contribution rate" is the lowest "applicable contribution rate" of any eligible Non-Highly Compensated Employee for the current Year or the preceding Year, whichever is applicable under Section 5.1, in either (i) the group consisting of half of all eligible Non-Highly Compensated Employees for the applicable Year, or (ii) the group consisting of all eligible Non-Highly Compensated Employees for the applicable Year who are employed by the Employer on the last day of the applicable Year, whichever results in the greater amount.

(b) The "applicable contribution rate" for an eligible Non-Highly Compensated Employee for purposes of allocating qualified non-elective contributions that may be included in determining his Actual Contribution Ratio under Section 5.1 for the current Year or the preceding Year, whichever is applicable under Section 5.1, shall mean the qualified non-elective contributions made at the election of the Administrator pursuant to Section 5.2(c) for the eligible Non-Highly Compensated Employee for the applicable Year [excluding any qualified non-elective contributions made at the election of the Administrator pursuant to Section 4.3(c) that are included in determining his Actual Deferral Ratio under Section 4.2 for the preceding Year], divided by the eligible Non-Highly Compensated Employee’s Annual Compensation [as defined in Section 5.1(c)] for the applicable Year.

Employer qualified non-elective contributions made pursuant to Section 3.4 to satisfy the Contribution Percentage test under Section 5.1 for any such Year cannot be taken into account in determining the Actual Contribution Ratio for an eligible Non-Highly Compensated Employee (as defined in Section 5.1) for the current Year or the preceding Year, whichever is applicable under Section 5.1, to the extent such contributions are taken into account for purposes of satisfying any actual deferral percentage test under Section 401(k) of the Code, any other contribution percentage test under Section 401(m) of the Code, or the safe harbor requirements of Treas. Reg. §1.401(k)-3, the safe harbor requirements of Treas. Reg. §1.401(m)-3, or the SIMPLE plan requirements of Treas. Reg. §1.401(k)-4.

Article VI

ALLOCATION OF CONTRIBUTIONS

Sec. 6.1 Establishment of Accounts.  The Recordkeeper shall establish and maintain a separate account as a record of each Participant's and Former Participant's interest in the Trust Fund with respect to each Individual Account in which a Participant or Former Participant has an interest, including, as appropriate, sub-accounts for the Participant's Salary Reduction Contributions, his Matching Contributions, his profit sharing contributions, his after-tax employee contributions to either the Penrod Thrift Plan or the Dual 401(k) Plan, his Rollover Contributions and his Transfer Contributions.  Within each such Individual Account, one or more sub-accounts shall be maintained to reflect the Participant's investment elections among the Investment Funds.

Sec. 6.2 Allocation of Salary Reduction Contributions.  As of each Allocation Date, but after adjustment of the Individual Accounts as provided in Section 8.2, the Employer contributions deposited with the Trustee during the period since the last Allocation Date that were made pursuant to a salary reduction agreement entered into with a Participant pursuant to Section 3.1 shall be allocated by the Recordkeeper to the Participant's 401(k) Account; provided, however, that the amount allocated hereunder shall be subject to the limitations of Sections 4.1 and 4.2.

Sec. 6.3 Allocation of Matching Contributions and Certain Forfeitures.  As of each Allocation Date, but after adjustment of the Individual Accounts as provided in Section 8.2, and after applying the limitations of Section 5.1, the Administrator shall, to the extent permitted by either of the Contribution Percentage tests of Section 5.1, direct the Recordkeeper to allocate each Matching Contribution deposited with the Trustee during the period since the last Allocation Date that were made pursuant to Section 3.2, including certain forfeitures under Articles IV, V, XIII and XIV that were applied, subject to the application of Section 13.5, to reduce that Matching Contribution and shall credit the same to the Employer Accounts of all Participants as follows:

Each such Participant shall be entitled to have his Employer Account credited with that proportion of the Employer's Matching Contribution and the forfeitures, if any, which were designated by the Company to be applied to reduce Matching Contributions as provided in Section 13.5 for said period which the Salary Reduction Contribution made on his behalf for that period and which is considered under Section 3.2 in determining the Matching Contribution of an Employer for such period shall bear to the aggregate Salary Reduction Contributions made on behalf of all Participants entitled to share in such allocation for that period and which are considered under Section 3.2 for that period.

Sec. 6.4 Allocation of Employer Profit Sharing Contributions Made Under Section 3.3 and Certain Forfeitures.  As of the last day of each Year, but after adjustment of the Individual Accounts as provided in Section 8.2, the Administrator shall direct the Recordkeeper to allocate the profit sharing contribution of the Employer, if any, made pursuant to Section 3.3 and certain forfeitures under Articles IV, V, XIII and XIV, subject to the application of Section 13.5, for the Year and shall credit the same to the Employer Accounts of all Participants in the Plan who either (i) had their service with the Employer terminated by reason of death, retirement on or after Normal Retirement Age or Disability during the Year, or (ii) were in the service of the Employer on the last day of the Year, as follows:

Each such Participant shall be entitled to have his Employer Account credited with that proportion of the Employer's profit sharing contribution made pursuant to Section 3.3 and the forfeitures, if any, which were designated under Section 13.5 by the Company for allocation pursuant to this Section 6.4 for such Year which his Annual Compensation for such Year shall bear to the aggregate Annual Compensation for that Year of all Participants entitled to share in such allocation;

provided, however, effective January 1, 2008, all Participants and Employees of the Company and Affiliated Companies, including those Employees who are included on December 31, 2008 in, or subsequently transferred to, a class of employees not eligible for participation in the Plan and, as a result shall cease to be a Participant for purposes of certain provisions of the Plan as specified in Section 2.5, shall be excluded from participation in the profit sharing feature of the Plan and the allocation of Employer profit sharing contributions, if any, under this Section 6.4 (as well as the forfeitures, if any, that may become allocable under Section 6.4 along with such profit sharing contributions) that are made pursuant to Section 3.3 for the Year beginning January 1, 2008 and for any Year beginning on or after January 1, 2009 with respect to which the Employee does not satisfy the allocation requirements of this Section 6.4, including because he is employed in an ineligible class of employment on the last day of the Year.

For purposes of this Section 6.4, while a Participant is in qualified military service (within the meaning of Chapter 43 of Title 38, United States Code), he shall be considered to be in the employment of the Employer and to receive Annual Compensation during any such period of qualified military service in an amount equal to the Annual Compensation he would have received during such period if he were not in such service, determined based on the rate of pay he would have received from the Employer but for the absence during the period of such service; provided, however, if the Annual Compensation the Participant would have received during such period is not reasonably certain, the Participant's average Annual Compensation from the Employer during the 12-month period immediately preceding the qualified military service (or, if shorter, the period of employment immediately preceding the qualified military service) shall be used.

Sec. 6.5 Allocation of Employer Qualified Non-Elective Contributions.  As of the last day of each Year, but after adjustment of the Individual Accounts as provided in Section 8.2, if an Employer made qualified non-elective contributions for a Year under Section 3.4 on behalf of any Participants who are Non-Highly Compensated Employees for the current or the preceding Year, whichever is applicable under Section 4.3 or 5.2, in order to insure that one of the Actual Deferral Percentage tests described in Section 4.2 are met for such Year or that one of the Contribution Percentage tests described in Section 5.1 are met for such Year, such qualified non-elective contributions (that satisfy the requirements of Section 4.6 or Section 5.5, whichever is applicable, for any Year after December 31, 2005) shall be allocated to the 401(k) Accounts of such Non-Highly Compensated Employees for the current or the preceding Year, whichever is applicable under Section 4.3 or 5.2, as determined by the governing body of the Company in the manner determined by the governing body of the Company.

Sec. 6.6 Credit of Rollover Contributions and Transfer Contributions.  A Rollover Contribution made by an Employee or a Transfer Contribution made on behalf of an Employee during the period since the last Allocation Date shall be credited to his Rollover Account or Transfer Account, as the case may be.

Sec. 6.7 Included Individual Accounts.  For the purposes of this Article VI, references to the Individual Accounts of Participants shall include the Individual Accounts of those who die, become disabled, retire, or whose employment terminates during the Year in question.

Sec. 6.8 Special 410(b) Allocation.  The Plan must satisfy the minimum coverage requirements of Section 410(b) of the Code each Year.  If the Administrator determines that the Plan is to satisfy Section 410(b) of the Code for a Year by satisfying the ratio percentage test of Treas. Reg. §1.410(b)-2(b)(2), but because of the allocation eligibility requirements of Section 6.4 it would not otherwise satisfy the ratio percentage test of Treas. Reg. §1.410(b)-2(b)(2), then notwithstanding the requirement of Section 6.4 that an individual be in the active employment of an Employer on the last day of a Year in order to receive an allocation of Employer profit sharing contributions, if any, for such Year, certain Participants (as determined by the Administrator) who performed for an Affiliated Company more than 500 Hours of Service during the Year and were not in the active employment of an Employer on the last day of such Year shall be eligible to receive a "special allocation" hereunder for such Year to the extent required for the Plan to satisfy the ratio percentage test of Treas. Reg. §1.410(b)-2(b)(2) (or its successor).  If the Administrator determines to apply this Section 6.8, the Administrator will suspend the accrual requirements of Section 6.4 with respect to certain Participants, beginning first with the Participants in the active employment of an Employer on the last day of the Year, then the Participants who have the latest severance from employment during the Year, and continuing to suspend in descending order the accrual requirements for each Participant who incurred an earlier severance from employment, from the latest to the earliest severance from employment date, until the Plan satisfies the ratio percentage test of Treas. Reg. §1.410(b)-2(b)(2) for the Year.  If two or more Participants have a severance from employment on the same day, the Administrator will suspend the accrual requirements for all such Participants, irrespective of whether the Plan can satisfy the ratio percentage test of Treas. Reg. §1.410(b)-2(b)(2) by accruing benefits for fewer than all such Participants.  If the Plan suspends the accrual requirements for a Participant, that Participant will share in the allocation of Employer profit sharing contributions and forfeitures, if any, designated pursuant to Section 13.5 for allocation under Section 6.4 with the profit sharing contributions without regard to whether he is in the active employment of an Employer on the last day of the Year.  The Administrator shall determine the number of Participants, selected in order of ranking, to receive a special allocation, if any.  Notwithstanding the above, individuals who are not in the active employment of an Employer on the last day of the Year and are excludable from testing under Section 410(b) of the Code shall not be eligible for a special allocation under this Section 6.8.

Article VII

LIMITATION ON ALLOCATIONS

Sec. 7.1 Limitation on Allocations.  Notwithstanding any other provision of the Plan, effective January 1, 2008, the following provisions shall be applicable to the Plan:

(a) If the Plan is the only plan maintained by an Employer which covers the class of Employees eligible to participate hereunder and the Participant does not participate in and has never participated in a Related Plan or a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition, the Annual Additions which may be allocated under the Plan to a Participant's Individual Account for a Limitation Year shall not exceed the lesser of:

(i) the Maximum Permissible Amount; or

(ii) any other limitation contained in the Plan.

(b) If an Employer maintains, in addition to the Plan, (i) a Related Plan which covers the same class of Employees eligible to participate hereunder, (ii) a welfare benefit fund, as defined in Section 419(e) of the Code, or (iii) an individual medical account, as defined in Section 415(l)(2) of the Code, which provides an Annual Addition, the Annual Additions which may be allocated under the Plan to a Participant's Individual Account for a Limitation Year shall not exceed the lesser of:

(i) the Maximum Permissible Amount, reduced by the sum of any Annual Additions allocated to the Participant's accounts for the same Limitation Year under the Plan and such other Related Plan and the welfare plans described in clauses (ii) and (iii) above; or

(ii) any other limitation contained in the Plan.

Sec. 7.2 Definitions.  For purposes of this Article VII, the following terms shall have the meanings set forth below:

(a) "Annual Additions" means the sum of the following amounts allocated to a Participant's Individual Account for a Limitation Year:

(i) all Employer contributions;

(ii) all forfeitures;

(iii) all Employee contributions other than catch-up contributions made pursuant to Section 414(v) of the Code; and

(iv) all amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer.

In addition, Annual Additions shall include Excess Elective Deferrals under Section 4.1 that are not distributed under that section to the Participant before April 15 following the taxable year of deferral, Excess Salary Reduction Contributions within the meaning of Section 4.3, and Excess Matching Contributions within the meaning of Section 5.2, but shall not include Restorative Payments.

For purposes of this Article VII, Employee contributions shall be determined without regard to any (i) rollover contribution within the meaning of Sections 401(a)(31), 402(c)(1), 403(a)(4), 403(b)(8), 408(d)(3), and 457(e)(16) of the Code, (ii) repayment of prior Plan distributions described in Section 411(a)(7)(B) of the Code (in accordance with Section 411(a)(7)(C) of the Code) and Section 411(a)(3)(D) of the Code, (iii) contribution by the Employee to a simplified employee pension, (iv) contribution by the Employee to an individual retirement account or individual retirement annuity, (v) repayments of loans made to the Participant from the Plan, and (iv) direct transfer of Employee contributions from a plan described in Section 401(a) of the Code to the Plan.

(b) "Excess Amount" means the excess of the Annual Additions allocated to a Participant's Individual Account for the Limitation Year over the Maximum Permissible Amount, less loading and other administrative charges allocable to such excess.

(c) "Limitation Year" means a twelve consecutive month period ending on the last day of the Year.  All qualified plans maintained by the Employer must use the same Limitation Year unless different years are elected as allowed by procedures established by the Internal Revenue Service.  The Limitation Year may be changed only by a Plan amendment.  Furthermore, if the Plan is terminated effective as of a date other than the last day of the Limitation Year, the Plan shall be treated as if the Plan had been amended to change the Limitation Year.

(d) "Maximum Permissible Amount" for a Limitation Year with respect to any Participant shall be the lesser of:

(i) $46,000 [or, beginning January 1, 2009, and each January thereafter, such other dollar limitation determined for the Limitation Year by automatically adjusting the $46,000 limitation by the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code in such manner as the Secretary shall prescribe]; or

(ii) 100% of the Participant's Annual Compensation for the Limitation Year.

The compensation limit referred to in clause (ii) above shall not apply to any contribution for medical benefits after separation from service [within the meaning of Section 401(h) or 419A(f)(2) of the Code], which is otherwise treated as an Annual Addition.

(e) "Employer" means for purposes of this Article VII, the Employer and any Affiliated Company that adopts the Plan; provided, however, the determination under Sections 414(b) and (c) of the Code shall be made as if the phrase "more than 50 percent" were substituted for the phrase "at least 80 percent" each place it is incorporated into Section 414(b) and (c) of the Code.

(f) "Annual Compensation" means, notwithstanding Section 1.5, for the purposes of this Article VII, a Participant's earned income, wages, salaries, fees for professional service and other amounts received (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the Plan to the extent that the amounts are includible in gross income [including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan, as described in Treas. Reg.§ 1.62-2(c)], and excluding the following:

(i) Employer contributions to a plan of deferred compensation to the extent contributions are not included in gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a simplified employee pension plan to the extent such contributions are deductible by the Employee, and any distributions from a plan of deferred compensation whether or not includible in the gross income of the Employee when distributed;

(ii) amounts realized under Section 83 of the Code from the exercise of a non-qualified share option [which is an option other than a statutory option defined in Treas. Reg. §1.421-1(b)], or when restricted shares (or property) held by an Employee either become freely transferable or are no longer subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code;

(iii) amounts realized from the sale, exchange or other disposition of shares acquired under a statutory share option [as defined in Treas. Reg. §1.421-1(b)]; and

(iv) other amounts which receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are includible in the gross income of the Employee and are not salary reduction amounts that are described in Section 125 of the Code).

Annual Compensation shall be determined hereunder without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

Annual Compensation shall include:

(i) amounts contributed by an Employer pursuant to a salary reduction agreement which are excludable from the Participant's gross income under Sections 125, 402(e)(3), 402(h)(1)(B), 408(p)(2)(A)(i), 457 or 403(b) of the Code, and elective amounts that are not includible in the gross income of the Participant by reason of Section 132(f)(4) of the Code; and

(ii) amounts includible in the Participant’s gross income under the rules of Section 409A of the Code and Section 457(f)(1)(A) of the Code or because amounts are constructively received by the Employee.

Annual Compensation for any Limitation Year is the Annual Compensation actually paid or includible in gross income during such Limitation Year and, except as provided in this paragraph, shall not include amounts paid to a Participant after severance from employment.  Annual Compensation shall include the following amounts that are paid prior to the later of two and one-half months after a Participant’s severance from employment or the end of the Limitation Year that includes the date of such severance from employment:

(i) payments of regular compensation for services during the Participant’s regular working hours, or compensation for services outside his regular working hours (such as overtime or shift differential), commissions, bonuses or other similar payments, that would have been paid to the Participant prior to a severance from employment had he continued in employment with the Employer; and

(ii) payments for unused accrued bona fide sick, vacation or other leave, but only if (A) the Participant would have been able to use the leave if his employment had continued, and (B) the payments would have been included in the definition of Annual Compensation if those payments had been paid prior to the Participant’s severance from employment.

(g) "Related Plan" means any other defined contribution plan [as defined in Section 415(k) of the Code] maintained by any Employer as defined in Section 7.2(e).

(h) "Restorative Payments" means payments made to restore losses to the Plan resulting from actions by a fiduciary for which there is reasonable risk of liability for breach of a fiduciary duty under ERISA or under other applicable federal or state law, where Participants who are similarly situated are treated similarly with respect to the payments.  Generally, payments are Restorative Payments only if the payments are made in order to restore some or all of the Plan’s losses due to an action (or a failure to act) that creates a reasonable risk of liability for such a breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan).  Restorative Payments include payments to the Plan made pursuant to a Department of Labor order, the Department of Labor’s Voluntary Fiduciary Correction Program, or a court-approved settlement, to restore losses to the Plan on account of the breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan).  Payments made to the Plan to make up for losses due merely to market fluctuations and other payments that are not made on account of a reasonable risk of liability for breach of a fiduciary duty under ERISA are not Restorative Payments and generally constitute Employer contributions that are considered Annual Additions.

Sec. 7.3 Correction of Excess Amounts.  Notwithstanding any provision of the Plan to the contrary, if the Plan holds Excess Amounts because the Annual Additions for one or more Participants exceed the Maximum Permissible Amount, then the Plan may only correct such Excess Amounts in accordance with the Employee Plans Compliance Resolution System, as set forth in Revenue Procedure 2008-50 issued by the Internal Revenue Service, as the principles of such Revenue Procedure may be modified or expanded from time to time, or any other correction procedures available generally to the Company with respect to the Plan, including, but not limited to, the preamble of the final Treasury regulations issued under Section 415 of the Code.

Sec. 7.4  Aggregation and Disaggregation of Plans.  For purposes of this Article VII, the following provisions shall be applicable to each Employer covered by the Plan:

(a) For purposes of applying the limitations of Section 415 of the Code, all defined contributions plans (without regard to whether a plan has been terminated) ever maintained by the Employer (or a "predecessor employer") under which the Participant receives annual additions are treated as one defined contribution plan.  For purposes of this Section 7.4(a):

(i) A former Employer is a "predecessor employer" with respect to a participant in a plan maintained by an Employer if the Employer maintains a plan under which the Participant had accrued a benefit while performing services for the former Employer, but only if that benefit is provided under the plan maintained by the Employer.  For this purpose, the formerly affiliated plan rules in Treas. Reg. §1.415(f)-1(b)(2) shall apply as if the Employer and predecessor employer constituted a single Employer under the rules described in Treas. Reg. §§1.415(a)-1(f)(1) and (2) immediately prior to the cessation of affiliation [and, as if the Employer and predecessor employer constituted two unrelated employers under the rules described in Treas. Reg. §§1.415(a)-1(f)(1) and (2) immediately after the cessation of affiliation] and cessation of affiliation was the event that gives rise to the predecessor employer relationship, such as a transfer of benefits or plan sponsorship.

(ii) With respect to an Employer of a Participant, a former entity that antedates the Employer is a "predecessor employer" with respect to the Participant if, under the facts and circumstances, the Employer constitutes a continuation of all or a portion of the trade or business of the former entity.

(b) For purposes of aggregating plans for Section 415 of the Code, a "formerly affiliated plan" of an Employer shall be taken into account for purposes of applying the limitations under Section 415 of the Code to the Employer, but the formerly affiliated plan shall be treated as if it had terminated immediately prior to the "cessation of affiliation."  For purposes of this Section 7.4(b), a "formerly affiliated plan" of an Employer is a plan that, immediately prior to the cessation of affiliation, was actually maintained by one or more of the entities that constitute the Employer [as determined under the employer affiliation rules described in Treas. Reg. §§1.415(a)-1(f)(1) and (2)], and, immediately after the cessation of affiliation, is not actually maintained by any of the entities that constitute the Employer [as determined under the employer affiliation rules described in Treas. Reg. §§1.415(a)-1(f)(1) and (2)].  For purposes of this Section 7.4(b), a "cessation of affiliation" means the event that causes an entity to no longer be aggregated with one or more other entities as a single employer under the employer affiliation rules described in Treas. Reg. §§1.415(a)-1(f)(1) and (2) (such as the sale of a subsidiary outside a controlled group), or that causes a plan to not actually be maintained by any of the entities that constitute the Employer under the employer affiliation rules of Treas. Reg. §§1.415(a)-1(f)(1) and (2) (such as a transfer of plan sponsorship outside of a controlled group).

(c) Two or more defined contribution plans that are not required to be aggregated pursuant to Section 415(f) of the Code as of the first day of a Limitation Year do not fail to satisfy the requirements of Section 415 of the Code with respect to a Participant for the Limitation Year merely because those plans are aggregated later in that Limitation Year, provided that no annual additions are credited to the Participant’s individual account after the date on which the plans are required to be aggregated.

Article VIII

ADJUSTMENT OF INDIVIDUAL ACCOUNTS

Sec. 8.1 Trust Fund Valuation.  The value of each Investment Fund and of the Trust Fund shall be determined by the Trustee as of the close of business on each Valuation Date, or as soon thereafter as practicable, and shall be the fair market value of all securities or other property held in the Investment Funds, plus cash, accrued interest and the fair market value of other assets held by the Trust Fund, with equitable adjustments for pending trades, less all charges, expenses, reserves and liabilities due which are determined to be properly chargeable to the Investment Funds or other investments of the Trust Fund as of the Valuation Date.

While it is contemplated that the Trust Fund will be valued by the Trustee and allocations made only on the Valuation Date, at any time that the Plan's valuations are not performed on a daily basis, should it be necessary to make distributions under the provisions hereof and the Administrator, in good faith determines that, because of (i) an extraordinary change in general economic conditions, (ii) the occurrence of some casualty materially affecting the value of the Trust Fund or a substantial part thereof, or (iii) a significant fluctuation in the value of the Trust Fund has occurred since the immediately preceding Valuation Date, the Administrator may, in its sole discretion, to prevent the payee from receiving a substantially greater or lesser amount than what he would be entitled to, based on current values, cause a revaluation of the Trust Fund to be made and a reallocation of the interests therein as of the date the payee's right of distribution becomes fixed.  The Administrator's determination to make such special valuation and the valuation of the Trust Fund as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder.

If the Administrator in good faith determines that certain expenses of administration paid by the Trustee during the Year under consideration are not general, ordinary and usual and should not equitably be borne by all Participants, Former Participants and Beneficiaries, but should be borne only by one or more Participants, Former Participants or Beneficiaries, for whom or because of whom such specific expenses were incurred, the net earnings and adjustments in value of the Individual Accounts shall be increased by the amounts of such expenses, and the Administrator shall make suitable adjustments by debiting the particular Individual Account or Individual Accounts of such one or more Participants, Former Participants or Beneficiaries; provided, however, that any such adjustment must be nondiscriminatory and consistent with the provisions of Section 401(a) of the Code.

Sec. 8.2 Adjustments to Participant's and Former Participant's Individual Accounts.  Each Investment Fund shall be valued at fair market value as of the close of business on each Valuation Date.  Except as provided below with respect to Fund 5 (as defined in Section 1.28), the value of a Participant's or Former Participant's Individual Account (including for this purpose, the separate value of the sub-accounts of a Participant's or Former Participant's Individual Account, i.e., his Employer Account, his 401(k) Account, his Prior Plan Account, his Reinstatement Account, if any, his Rollover Account, if any, his Transfer Account, if any, and his Savings Account, if any) held in an Investment Fund maintained hereunder shall be determined as of each Valuation Date by:

(a) First, allocating the Net Gains or Losses of such Investment Fund since the preceding Valuation Date to the Participant's or Former Participant's Individual Account within such Investment Fund in the same ratio as the value of the Participant's or Former Participant's Individual Account in such Investment Fund (as adjusted below) bears to the aggregate value of all Individual Accounts in such Investment Fund (as adjusted below).

An Individual Account shall be adjusted on the Valuation Date for purposes of allocating Net Gains or Losses under the above paragraph by taking the value of such Individual Account as of the prior Valuation Date and (i) adding thereto (A) all contributions or loan repayments designated for investment in such Investment Fund which were made with respect to the immediately prior valuation period but were received by the Trustee after the prior Valuation Date, plus (B) any transfers from any other Investment Fund under the Plan to the Participant's Individual Account within this Investment Fund that were made after the prior Valuation Date and were effective as of the first day after such prior Valuation Date and (ii) deducting therefrom (A) any transfers to any other Investment Fund or Funds under the Plan from the Participant's Individual Account within this Investment Fund that were made after the prior Valuation Date and were effective as of the first day after such prior Valuation Date and any Participant loans, withdrawals, distributions or forfeitures from the Individual Account made after, but effective as of, the preceding Valuation Date.

(b) Second, crediting the contributions and loan repayments made by or on behalf of the Participant with respect to the valuation period ending on the current Valuation Date and designated for investment in such Investment Fund and any transfers from the other Investment Funds under the Plan to the Participant's Individual Account within this Investment Fund made since the preceding Valuation Date.

(c) Last, deducting any transfers to the other Investment Funds under the Plan from the Participant's Individual Account maintained within this Investment Fund and any loans, withdrawals and distributions (including forfeitures) from his Individual Account maintained within this Investment Fund made since the preceding Valuation Date.

An Individual Account invested in Fund 5 shall have allocated to it whole number of shares of Company Stock and cash to the extent share(s) have not been acquired for such fund and the earnings, losses and distributions on shares held in an Individual Account invested in Fund 5 shall be allocated solely to that Individual Account.

For the purpose of this Section, "Net Gains or Losses" shall mean the fair market value of the assets of the Investment Fund (if invested in a group insurance investment contract, such value being determined in accordance with the terms of the contract) as of the current Valuation Date, over such value which was utilized for the prior Valuation Date, less the sum of any deposits plus the sum of any loans, withdrawals, distributions or other deductions, if any, made to pay any expenses incurred with respect to the operations of this fund.  The initial Valuation Date for an Investment Fund shall be the date the funds are first invested in such Investment Fund.

Article IX

INDIVIDUAL ACCOUNTS

Sec. 9.1 Participant Interest in Individual Accounts.  Each Participant and Former Participant shall at all times have a nonforfeitable interest in his 401(k) Account, Prior Plan Account, Savings Account, Reinstatement Account, Rollover Account and Transfer Account, but he shall have no right, title or interest in the balance of his Individual Account except as hereinafter provided.  In no event shall his nonforfeitable interest exceed the amount to the credit of his Individual Account as the same may be adjusted from time to time.

Sec. 9.2 Periodic Benefit Statements.  Effective January 1, 2007, the Administrator shall advise, at least quarterly, each Participant, Former Participant, Beneficiary and Alternate Payee for whom an Individual Account is held hereunder of the then fair market value of such Individual Account and of such other information specified in Section 21.8 or as required by ERISA, Department of Labor regulations or other applicable guidance.  Prior to January 1, 2007, the Administrator shall be required to provide an annual statement to each Participant, Former Participant, Beneficiary and Alternate Payee for whom an Individual Account is held hereunder of the then fair market value of such Individual Account.

Article X

RETIREMENT

Sec. 10.1 Normal Retirement.  A Participant may retire from the employ of his Employer and all Affiliated Companies on or after his Normal Retirement Date.  If not fully-vested, a Participant's Individual Account shall become nonforfeitable on his Normal Retirement Date.

Sec. 10.2 Benefits on Normal Retirement.  Upon the retirement of a Participant from the employ of his Employer and all Affiliated Companies on or after his Normal Retirement Date, his entire Individual Account shall be held for his benefit.  Said Participant shall receive payments from his Individual Account in accordance with Article XIV hereof commencing as of the Valuation Date immediately following the date of his retirement that he determines in his advance written election filed with the Administrator or, if allowed by the Administrator, that he provides in his Interactive Electronic Communication.

Sec. 10.3 Commencement of Benefits.  Notwithstanding any other provision of the Plan to the contrary, a Participant or Former Participant shall begin receiving distributions from the Plan, as provided in Article XIV, by his Required Beginning Date as defined in Section 14.4(j)(ii).

Sec. 10.4 Final Contribution After Distribution of Benefits.  If a Participant who has already received a distribution of his Individual Account under this Article is entitled to an allocation of an Employer profit sharing contribution under Section 6.4 or a qualified non-elective contribution under Section 6.5 for the Year in which such distribution was made, such contribution shall be paid to the Participant as soon as administratively practicable following the completion of the allocations under Article VI for such Year.

Article XI

DEATH

Sec. 11.1 Benefits on Death.  Upon the death of a Participant who is employed by an Employer or an Affiliated Company, his entire Individual Account shall be held for the benefit of his Beneficiary.  Upon the death of a Participant whose employment with his Employer and all Affiliated Companies has terminated, his nonforfeitable interest (determined under Section 13.2) in his Individual Account which has not been distributed at the time of his death under Articles X-XIII shall be held for the benefit of his Beneficiary.  His Beneficiary shall receive payments from his Individual Account in accordance with Article XIV hereof commencing as of the Valuation Date immediately following the date of the Participant's death that the Beneficiary determines in his advance written election filed with the Administrator or, if allowed by the Administrator, that he provides in his Interactive Electronic Communication.

Sec. 11.2 Final Contribution After Distribution of Benefits.  If the Individual Account of a deceased Participant whose Beneficiary has already received a distribution of the Participant's Individual Account under this Article is entitled to an allocation of an Employer profit sharing contribution under Section 6.4 or a qualified non-elective contribution under Section 6.5 for the Year in which such distribution was made, such contributions shall be paid to the Beneficiary as soon as administratively practicable following the completion of the allocations under Article VI for such Year.

Article XII

DISABILITY

Sec. 12.1 Benefits on Disability.  If a Participant's employment with his Employer and all Affiliated Companies terminates due to his Disability, his entire Individual Account shall be held for his benefit.  The date a Participant's employment terminates as described in the preceding sentence shall be referred to as his "Disability Date".  If the balance of the Participant's Individual Account exceeds $5,000, the Participant shall receive payments from his Individual Account in accordance with Article XIV hereof commencing as of the Valuation Date immediately following his Disability Date that he determines in his advance written election filed with the Administrator or, if allowed by the Administrator, that he provides in his Interactive Electronic Communication.  If the balance of the Participant's Individual Account does not exceed $5,000, the Administrator shall notify the Participant of his right to receive a distribution of his entire Individual Account.  Thereafter, the Administrator shall direct the Trustee to distribute the entire Individual Account to the Participant in a single lump sum distribution or, effective for distributions on or after March 28, 2005, in a direct rollover to an individual retirement rollover account if required by Section 14.2, as soon as administratively practicable after the end of the calendar quarter in which his Disability Date occurs and the Participant receives the Notice following the date his Disability occurs or prior to such date if so directed in writing by the Participant or, if allowed by the Administrator, by his Interactive Electronic Communication.

Sec. 12.2 Final Contribution After Distribution of Benefits.  If a Participant who has already received a distribution of his Individual Account under this Article is entitled to an allocation of an Employer profit sharing contribution under Section 6.4 or a qualified non-elective contribution under Section 6.5 for the Year in which the distribution was made, such contributions shall be paid to the Participant as soon as administratively practicable following the completion of the allocations under Article VI for such Year.

Article XIII

TERMINATION BENEFITS

Sec. 13.1 Termination of Employment Other than by Reason of Death, Disability or Retirement.  If the employment of a Participant with his Employer and all Affiliated Companies terminates for any reason other than retirement on or after his Normal Retirement Date, death or Disability, such Participant shall be entitled to such benefits as are hereinafter provided in Section 13.2 at the time specified in Section 13.3.

Sec. 13.2 Vested Interest.  A Participant to whom the provisions of Section 13.1 are applicable shall be entitled to receive the entire amount then standing to his credit in his 401(k) Account, his Prior Plan Account, his Savings Account, his Reinstatement Account, his Rollover Account and his Transfer Account.  In addition, he shall be entitled (as a vested interest) to receive a percentage of the then balance to his credit in his Employer Account determined in accordance with the following schedule:

Period of Service in Years	Vested Interest
Less than 2	0%
2 but less than 3	20%
3 but less than 4	40%
4 but less than 5	60%
5 but less than 6	80%
6 or more	100%

If a Participant was a participant in the Chiles 401(k) Plan on September 30, 2002 and became a Participant in the Plan on October 1, 2002 (a "Chiles Participant"), the following provisions shall apply:

(a) Notwithstanding the above vesting schedule in this Section 13.2, the entire Employer Account of each Chiles Participant shall become nonforfeitable and fully vested on the date he attains age 55 and has credit for a Period of Service of at least five years.

(b) Each Chiles Participant who had credit under the Chiles 401(k) Plan as of October 1, 2002 for a Period of Service of either one or two years shall have his vested interest in his Employer Account determined under the above schedule, provided that (i) any such Chiles Participant with credit for a Period of Service of one year shall remain 20% vested in his Employer Account until he receives credit under the Plan for a Period of Service of three years, and (ii) any such Chiles Participant with credit for a Period of Service of two years shall remain 40% vested in his Employer Account until he receives credit under the Plan for a Period of Service of four years.

(c) Each Chiles Participant who had credit under the Chiles 401(k) Plan as of October 1, 2002 for a Period of Service of at least three years shall be entitled (as a vested interest) to receive a percentage of the then balance to his credit in his Employer Account determined in accordance with the following schedule:

Period of Service in Years	Vested Interest
Less than 1	0%
1 but less than 2	20%
2 but less than 3	40%
3 but less than 4	60%
4 but less than 5	80%
5 or more	100%

Notwithstanding the preceding provisions of this Section 13.2, any such Participant who (i) has credit for a Period of Service of less than six years before January 1, 2008, and (ii) receives credit for at least one Hour of Service after December 31, 2007 shall be entitled (as a vested interest) to receive a percentage of the then balance to his credit in his Employer Account determined in accordance with the following schedule:

Period of Service in Years	Vested Interest
Less than 1	0%
1 but less than 2	33 1/3%
2 but less than 3	66 2/3%
3 or more	100%

If a Participant incurs a forfeiture from his Employer Account pursuant to this Article XIII and the forfeiture is subsequently reinstated through the Participant's timely repayment or deemed repayment of the distribution, thereafter the vested portion of his restored Employer Account shall, until such time as he may become 100% vested therein or such Employer Account is again forfeited, be an amount ("X") determined by the formula: X=P(AB+D)-D.  For purposes of applying this formula: P is the vested percentage at the relevant time; AB is the account balance at the relevant time; and D is the amount of the prior distribution (or deemed distribution).

Sec. 13.3 Time of Distribution.  If the employment of a Participant with his Employer and all Affiliated Companies terminates for any reason other than retirement, death or Disability, and the value of the vested portion of his Individual Account exceeds $5,000, then the Administrator shall direct the Trustee, with such Participant's written consent, or, if allowed by the Administrator, by his Interactive Electronic Communication, to distribute to such Participant the portion of his Individual Account to which he is entitled under Section 13.2 in accordance with Article XIV hereof as soon as administratively practicable after the later of (i) the date the Participant's employment terminates or (ii) the earlier of (A) the Valuation Date immediately following the date determined by such Participant in his advance written election filed with the Administrator or, if allowed by the Administrator, by his Interactive Electronic Communication, or (B) the Valuation Date next following the date on which such Participant attains age 62 or his earlier death occurs, but not later than the time specified in Section 14.4.  If such Participant does not consent to an early distribution, the vested portion of his Individual Account shall continue to be invested in the Investment Funds or Funds selected by the Participant pursuant to his current investment direction, if any, or if none, in the default Investment Fund determined by Section 21.8.

However, if the vested balance of a terminated Participant's Individual Account does not exceed $5,000, the Administrator shall notify the Participant of his right to receive a distribution of his entire Individual Account.  Thereafter, the Administrator shall direct the Trustee to distribute the vested balance of the Individual Account to such Participant in a single lump sum distribution or, effective for distributions on or after March 28, 2005, in a direct rollover to an individual retirement rollover account if required by Section 14.2, as soon as administratively practicable after the end of the calendar quarter in which the Participant's termination of employment occurs and the Participant receives the Notice following the date of such termination, or prior to such date if so directed in writing by the Participant or, if allowed by the Administrator, by his Interactive Electronic Communication.  Effective with respect to each Participant whose employment with his Employer and all Affiliated Companies terminates after December 31, 2001, Rollover Contributions (and earnings attributable thereto) shall be excluded in determining the value of the vested portion of the terminated Participant's Individual Account for purposes of this Section 13.3.  The balance to the credit of a terminated Participant in his Employer Account which is not vested under the schedule in Section 13.2, if not previously forfeited, shall be forfeited as of the earlier of (i) the date his entire vested Individual Account balance has been distributed under Article XIV or (ii) the last day of the Year in which such Participant incurs a 60-consecutive month Period of Severance.  If the Participant is not entitled to any portion of his Individual Account, he shall be deemed to have received a distribution and shall forfeit the balance of his Employer Account on the date of his employment terminates; provided, however, that this deemed forfeiture shall not apply if the Participant has a balance in his 401(k) Account.  Effective with respect to each Participant whose employment with his Employer and all Affiliated Companies terminates after December 31, 2001, Rollover Contributions (and earnings attributable thereto) shall be excluded in determining the value of the vested portion of the terminated Participant’s Individual Account for purposes of this Section 13.3.  The forfeited amount under this Section 13.3 shall remain in the Trust Fund and shall be applied as provided in Section 13.5.  If a Former Participant is reemployed by an Affiliated Company without incurring a 60-consecutive month Period of Severance, he shall have the right to restore in full the portion of his Employer Account which was forfeited hereunder upon repayment to the Plan of the full amount of the distribution from such accounts.  Such repayment must be made not later than the earlier of the fifth anniversary of his return to employment or the last day of the Year in which the Participant incurs a 60-consecutive month Period of Severance after the date of his distribution.  The Participant's repayment, if any, shall be held in the Participant's Reinstatement Account and the reinstated forfeiture shall be held in the Participant's Employer Account.  If the Participant resumes active employment with an Affiliated Company and does not repay a prior distribution prior to the time specified above, the portion of his Employer Account which was forfeited hereunder shall not be restored.  If the Participant was deemed to receive a distribution as provided in this Section, the forfeited portion of his Employer Account shall be automatically reinstated upon his reemployment.  If currently unallocated forfeitures are not adequate to effect the restoration, the Company or the Affiliated Company shall make such additional contribution to the Plan as is necessary to restore the forfeited portion of his Employer Account, if any.

Sec. 13.4 Forfeiture and Return to Employment Prior to Complete Distribution.  After a 60-consecutive month Period of Severance, a Participant to whom this Article XIII is applicable, other than a Participant described in Section 13.3, shall forfeit that portion of the amount of his Employer Account to which he is not entitled under Section 13.2 and the amount thus forfeited shall remain in the Trust Fund and shall be applied as provided in Section 13.5.  The amount forfeited by a Participant hereunder shall be charged to his Employer Account on the last day of the Year as of which he shall incur a 60-consecutive month Period of Severance.  If the Participant returns to the employment of the Employer after a 60-consecutive month Period of Severance, but before the full payment of his Individual Account, Employer contributions after such 60-consecutive month Period of Severance shall be allocated to an Employer Account established on behalf of such Participant which is separate from the Individual Account of such Participant to which is allocated his account balance attributable to service prior to the 60-consecutive month Period of Severance.

Sec. 13.5 Application of Forfeitures.  The forfeitures occurring as provided in Articles IV, V, XIII and XIV shall first be used to restore the account of a Former Participant who has been located during that Year as provided in Section 14.9.  If additional forfeitures remain after full restorations under Section 14.9, then remaining forfeitures shall be used to restore accounts of Former Participants who are entitled to restorations for that Year under Section 13.3.  If additional forfeitures remain for a Year after application of the two preceding sentences, the remaining forfeitures may be used to (i) make corrective allocations and reduce corrective contributions on behalf of any Participant or Former Participant for that Year, if any, pursuant to Section 18.11, and (ii) pay fees and expenses of the Plan as provided in Section 18.8.  If additional forfeitures remain thereafter, the forfeitures for a Year may be designated by the Company (i) to be used to reduce the Matching Contribution of any Employer under Section 3.2 and for allocation under Section 6.3 as of any Allocation Date as a Matching Contribution or (ii) for allocation under Section 6.4 in addition to the Employer profit sharing contribution, if any, made for such Year under Section 3.3.

Article XIV

DISTRIBUTIONS AND WITHDRAWALS

Sec. 14.1 Payment Options.  Whenever a Participant, Former Participant, or Beneficiary is entitled to receive benefits hereunder as provided in Articles X to XIX, inclusive, the Administrator shall direct the Trustee, if so directed in writing signed by such Participant, Former Participant or Beneficiary or, if allowed by the Administrator, by an Interactive Electronic Communication, to pay such benefits in any one or more of the following ways:

(a) A lump sum, payable in cash (except that any distribution from Fund 5 shall be made in whole shares of Ensco ADSs, with the value of any fractional share allocated thereto being distributed in cash unless the Participant or Former Participant (or Beneficiary) elects for all or a portion of such distribution to be made in cash), at the fair market value as of the Valuation Date immediately preceding the date of distribution plus the actual amount of any contributions made by the Participant subsequent to such Valuation Date; provided that a life annuity may not be a part of a lump sum distribution;

(b) Periodic installments not more frequently than monthly over such period of time as the Participant or Former Participant shall determine in accordance with the provisions of Section 14.4; provided, that in no event may the period of installment payments exceed the lesser of (i) ten years or (ii) the joint life expectancy of the Participant or Former Participant whose account is being distributed and his Beneficiary.  If benefits are payable over the joint life expectancy of the Participant or Former Participant and his Beneficiary, the present value of the payments to be made over the Participant's or Former Participant's life expectancy must be more than 50% of the present value of the payments to be made over the joint life expectancy of the Participant or Former Participant and his Beneficiary.  If distributions are made in installments, the amount of the monthly installment shall be adjusted each year by determining the value of the Individual Account as of the end of the preceding Year and dividing such amount by the remaining life expectancy determined in accordance with Section 14.4.  If the Trust Fund is adjusted to reflect the allocation of gains and losses after the time of the adjustment in the amount of the monthly installment payments due to the change in the life expectancy, the remaining monthly payments for such Year shall be adjusted to reflect any increase or decrease in the value of the Individual Account.  Any adjustment which would decrease the amount of the remaining monthly payments shall be mutually agreed to by the affected Participant or Former Participant and the Administrator; or

(c) by electing a direct rollover to an eligible retirement plan as described in Section 402(c)(8)(B) of the Code pursuant to the provisions of Section 14.11.

Sec. 14.2 Determination of Form and Timing of Payment.  In determining which method or methods permitted in Section 14.1 shall be used in any case, the Administrator shall follow the directions of the Participant, Former Participant or Beneficiary involved.  Notwithstanding the foregoing or any other provision of the Plan to the contrary, effective for distributions on or after March 28, 2005, if the vested balance of the Participant's or Former Participant's Individual Account is $5,000 or less but more than $1,000, and the Participant or Former Participant does not elect, pursuant to Section 14.11, to have such vested balance paid directly to an Eligible Retirement Plan (as defined in Section 14.11) specified by the Participant or Former Participant in a direct rollover pursuant to Section 14.11 or to receive the mandatory distribution directly, then the Administrator shall direct the Trustee to pay the total distribution (including any amount rolled over to the Plan) in a direct rollover to an individual retirement rollover account ("IRRA") designated by the Administrator.  Any Participant or Former Participant affected by this mandatory distribution shall receive Notice of the automatic rollover advising the Participant or Former Participant of the investment vehicle and fees and expenses of maintaining the IRRA.  If the vested balance of the Participant's or Former Participant's Individual Account does not exceed $1,000, or for distributions prior to March 28, 2005, does not exceed $5,000, then subject to the requirements of Section 14.11, the Administrator shall direct the Trustee to pay the vested balance to the Participant, Former Participant or Beneficiary, as the case may be, in a single lump sum distribution.

If the vested balance of the Participant's or Former Participant's Individual Account exceeds $5,000 and any part of the Individual Account could be distributed to the Participant or Former Participant before the Participant or Former Participant attains (or would have attained if not deceased) the later of his Normal Retirement Date or age 62, the Participant or Former Participant must consent in writing or, if allowed by the Administrator, by Interactive Electronic Communication, to any distribution of such Individual Account.  The consent of the Participant or Former Participant must be obtained in writing or, if allowed by the Administrator, by Interactive Electronic Communication, within the 90-day period prior to the date benefit payments are to commence.  The Administrator shall notify the Participant or Former Participant of (i) the right to defer any distribution until his Required Beginning Date [as defined in Section 14.4(j)(ii)], and (ii) effective for any such Notice provided after December 31, 2006, the consequences of failing to defer such receipt.  Such Notice shall be provided no less than 30 days and no more than 90 days before benefit payments are to commence and shall include a general description of the material features, and an explanation of the relative values of, the forms of benefit available under Section 14.1 in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code and a description of his direct rollover rights under Section 14.11.  Effective January 1, 2007, the 90-day period specified in this Section 14.2 shall automatically be revised to 180 days.  Such distribution may commence less than 30 days after the Notice required under Treas. Reg. §1.411(a)-11(c) is given, provided that (i) the Administrator clearly informs the Participant or Former Participant that the Participant or Former Participant has a right to a period of at least 30 days after receiving the Notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option) and (ii) the Participant or Former Participant, after receiving the Notice, affirmatively elects a distribution either in writing to the Administrator or, if allowed by the Administrator, by Interactive Electronic Communication.  The consent of the Participant or Former Participant is not required to the extent that a distribution is required to satisfy either Section 401(a)(9) or Section 415 of the Code.

Sec. 14.3 Minority or Disability of Distributee.  During the minority or disability of a person entitled to receive benefits hereunder, the Administrator may, in its sole discretion, direct payment by the Trustee of all or any portion of such benefits due such person directly to him or to his spouse or a relative or to any individual or institution having custody of such person.  Neither an Employer, the Committee, the Administrator, the Named Fiduciary nor the Trustee shall be required to see to the application of any payments so made and the receipt of the payee (including the endorsement of a check or checks) shall be conclusive as to all interested parties.  Any payment made pursuant to the power herein conferred on the Administrator shall operate as a complete discharge of all obligations of the Administrator and the Trustee, to the extent of the distributions so made.

Sec. 14.4 Additional Requirements Relating to Benefit Payments and Death Distributions. Notwithstanding any other provisions of the Plan, the following provisions shall be applicable to the Plan for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year:

(a) General Distribution Deadline.  Payment of benefits shall begin, unless the Participant otherwise elects, not later than the 60th day after the last day of the Year in which the latest of the following events occurs:

(i) the Participant reaches the earlier of age 65 or his Normal Retirement Date;

(ii) the tenth anniversary of the date on which the Participant commenced participation in the Plan occurs, but not later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ if such Participant is a Five-Percent Owner; or

(iii) the date the Participant's employment with his Employer and all Affiliated Companies terminates, but in no event later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ if such Participant is a Five-Percent Owner.

If a Participant is entitled to receive a distribution of all or a portion of his Individual Account pursuant to Article X, XI, XII or XIII, he may elect to defer the date of distribution or commencement of distribution of that amount, but not beyond his Required Beginning Date.  Once distributions have begun to a Five-Percent Owner after his Required Beginning Date, they must continue to be distributed, even if the Participant ceases to be a Five-Percent Owner in a subsequent Year.  If the Participant fails to consent to a distribution at a time when any part of the balance of the Individual Account could be distributed prior to the Participant's Normal Retirement Date or age 62, such failure shall be deemed to be an election to defer commencement of payment of any benefit under this Section 14.4(a); provided that in no event shall he commence to receive distribution of the vested portion of his Individual Account later than his Required Beginning Date.

(b) Required Compliance with Code and Treasury Regulations.  All distributions required under this Article XIV shall be determined and made in accordance with Section 401(a)(9) of the Code and the Treasury regulations thereunder.  All distributions that commenced to any Participant, Former Participant or Beneficiary on or before January 1, 2003 shall continue to be subject to provisions of section 15.4 of the Plan, as revised and restated effective January 1, 1997, as it existed prior to being amended effective January 1, 2003 by Amendment No. 3 thereto.

(c) Time and Manner of Distribution.

(i) Required Beginning Date and Election to Defer Benefit Commencement.  The Participant's entire Individual Account shall be distributed, or commence to be distributed, to the Participant no later than the Participant's Required Beginning Date.  An election of a Participant to defer receipt of benefits shall be made by submitting to the Administrator a written statement signed by the Participant or, if allowed by the Administrator, by an Interactive Electronic Communication, describing the benefits and the date on which the Participant requests that the payments commence; provided, however, a Participant may not elect to defer receipt or commencement of receipt of benefits beyond his Required Beginning Date.

(ii) Death of Participant Before Distributions Commence.  If the Participant dies before distribution of his Individual Account has commenced, the Participant's entire Individual Account shall be distributed, or commence to be distributed, no later than as follows:

(A) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then, except as elected by the surviving spouse as provided below, distributions to the surviving spouse shall commence by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(B) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then, except as provided below, distributions to the Designated Beneficiary shall commence by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(C) If there is no Designated Beneficiary of the Participant as of September 30 of the year following the year of the Participant's death, the Participant's entire Individual Account shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(D) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse have commenced, this Section 14.4(c)(ii), other than Section 14.4(c)(ii)(A), shall apply as if the surviving spouse were the Participant.

If the Participant dies before distributions commence and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified above in this Section 14.4(c)(ii), but the Participant's entire Individual Account shall be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death.  If the Participant's surviving spouse is the Participant's Designated Beneficiary, the surviving spouse may elect to apply the distribution requirement of Section 14.4(c)(ii) without regard to the prior sentence.  If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse have commenced, this election shall apply as if the surviving spouse were the Participant.  For purposes of this Section 14.4(c)(ii) and Section 14.4(e), unless Section 14.4(c)(ii)(D) applies, distributions are considered to begin on the Participant's Required Beginning Date.  If Section 14.4(c)(ii)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 14.4(c)(ii)(A).

(iii) Forms of Distribution.  Unless the Participant's Individual Account is distributed in a single lump sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 14.4(d) and (e).

(d) Required Minimum Distributions During Participant's Lifetime.

(i) Amount of Required Minimum Distribution for Each Distribution Calendar Year.  During the Participant's lifetime, the minimum amount that shall be distributed for each Distribution Calendar Year is the lesser of:

(A) the quotient obtained by dividing the Participant's Individual Account Balance by the distribution period in the Uniform Lifetime Table set forth in Treas. Reg. §1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

(B) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Individual Account Balance by the number in the Joint and Last Survivor Table set forth in Treas. Reg. §1.401(a)(9)-9, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

(ii) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death.  Required minimum distributions shall be determined under this Section 14.4(d) commencing with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

(e) Required Minimum Distributions After Participant's Death.

(i) Death On or After Date Distributions Commence.

(A) Participant Survived by Designated Beneficiary.  If the Participant dies on or after the date distributions have commenced and there is a Designated Beneficiary, the minimum amount that shall be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Individual Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

(1) The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year.  For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

(3) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

(B) No Designated Beneficiary.  If the Participant dies on or after the date distributions have commenced and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that shall be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Individual Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(ii) Death Before Date Distributions Commence.

(A) Participant Survived by Designated Beneficiary.  Except as provided below, if the Participant dies before the date distributions have commenced and there is a Designated Beneficiary, the minimum amount that shall be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Individual Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary determined as provided in Section 14.4(e)(i).

(B) No Designated Beneficiary.  If the Participant dies before the date distributions have commenced and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire Individual Account shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(C) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Commence.  If the Participant dies before the date distributions have commenced, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to commence to the surviving spouse under Section 14.4(c)(ii)(A), this Section 14.4(e)(ii) shall apply as if the surviving spouse were the Participant.

(f) Election to Allow Participants or Beneficiaries to Elect Five-Year Rule.  Participants or Beneficiaries may elect on an individual basis whether the five-year rule in Section 14.4(c)(ii) or the Life Expectancy rule in Section 14.4(e)(ii) applies to distributions after the death of a Participant who has a Designated Beneficiary.  The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 14.4(c)(ii), or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death.  If neither the Participant nor Beneficiary makes an election under this Section 14.4(f), distributions shall be made in accordance with Section 14.4(c)(ii) and Section 14.4(e)(ii).

(g) Election to Allow Participants to Waive 2009 Required Minimum Distributions.  Notwithstanding the preceding provisions of this Section 14.4, a Participant or Designated Beneficiary who would have been required to receive required minimum distributions for the 2009 calendar year but for the enactment of Section 401(a)(9)(H) of the Code ("2009 RMDs"), and who would have satisfied that requirement by receiving distributions that are (i) equal to the 2009 RMDs or (ii) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancy) of the Participant and his Designated Beneficiary, or for a period of at least ten years ("Extended 2009 RMDs"), shall receive those distributions for the 2009 calendar year unless the Participant or Designated Beneficiary chooses not to receive such distributions.  Participants and Designated Beneficiaries described in the preceding sentence shall be given the opportunity to elect to stop receiving the distributions described in the preceding sentence.  Notwithstanding the foregoing provisions of this Section 14.4(g), a direct rollover shall be offered only for distributions that would be eligible rollover distributions from the Plan without regard to Section 401(a)(9)(H) of the Code.

(h) Definitions.  For purposes of this Section 14.4, the following terms shall have the meanings set forth below:

(i) "Designated Beneficiary" means the individual who is designated as the Beneficiary under Section 1.6 and is the designated beneficiary under Section 401(a)(9) of the Code and Treas. Reg. §1.401(a)(9)-4, Q&A-1.

(ii) "Distribution Calendar Year" means a calendar year for which a minimum distribution is required.  For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date.  For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 14.4(c)(ii).  The required minimum distribution for the Participant's first Distribution Calendar Year shall be made on or before the Participant's Required Beginning Date.  The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, shall be made on or before December 31 of that Distribution Calendar Year.

(iii) "Five-Percent Owner" means a Participant who is a five-percent owner of the Company within the meaning of Section 416(i)(1)(B)(i) of the Code (determined in accordance with Section 416 of the Code but without regard to whether the Plan is top heavy) at any time during the Year ending with or within the calendar year in which such owner attains age 70½.

(iv) "Life Expectancy" means the life expectancy as computed by use of the Single Life Table in Treas. Reg. §1.401(a)(9)-9.

(v) "Participant's Individual Account Balance" means the balance of the Participant's Individual Account as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Individual Account Balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.  The Individual Account Balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

(vi) "Required Beginning Date" of a Participant means the date determined as follows:

(A) If the Participant is not a Five-Percent Owner and has not attained age 70½ prior to January 1, 1998, his Required Beginning Date is the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70½ or (2) the calendar year in which the Participant retires; or

(B) If the Participant is a Five Percent-Owner or if the Participant has attained age 70½ prior to January 1, 1998, his Required Beginning Date is the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ even if he has not retired.

Sec. 14.5 Withdrawals.  Except as provided in subsections (a), (b), (c) and (d) below, no amounts may be withdrawn by a Participant from his 401(k) Account, Savings Account, Reinstatement Account, Employer Account, Prior Plan Account, Rollover Account or Transfer Account until the Participant's employment with his Employer and all Affiliated Companies has terminated.

(a) A Participant, by giving advance written Notice in the manner prescribed by the Administrator or, if allowed by the Administrator, by Interactive Electronic Communication, may withdraw from the Trust Fund all or any part of his Savings Account, determined as of the Valuation Date immediately preceding such written Notice.  The Participant shall determine the amount of the withdrawal pursuant to this subsection (a).  A Participant making a withdrawal pursuant to this subsection (a) shall continue to be eligible to make Salary Reduction Contributions pursuant to Section 3.1.

(b) After withdrawal of the entire balance of his Savings Account, if any, pursuant to subsection (a) above, a Participant, by giving advance written Notice in the manner prescribed by the Administrator or, if allowed by the Administrator, by Interactive Electronic Communication, may withdraw from the Trust Fund all or any part of his Rollover Account, determined as of the Valuation Date immediately preceding such written Notice.  The Participant shall determine the amount of the withdrawal pursuant to this subsection (b).  In no event may more than one such withdrawal be made with respect to any Year.  A Participant making a withdrawal pursuant to this subsection (b) shall continue to be eligible to make Salary Reduction Contributions pursuant to Section 3.1.

(c) After withdrawal of the entire balance of his Savings Account, if any, pursuant to subsection (a) above and the entire balance of his Rollover Account, if any, pursuant to subsection (b) above, a Participant who is an Employee and at least age 59½ or older, by giving advance written Notice in the manner prescribed by the Administrator or, if allowed by the Administrator, by Interactive Electronic Communication, may withdraw from the Trust Fund all or any part of his 401(k) Account and the vested balance of his Employer Account and Reinstatement Account, determined as of the Valuation Date immediately preceding such written Notice.  The Participant shall determine the amount of the withdrawal pursuant to this subsection (c).  In no event may more than one such withdrawal be made with respect to any Year; provided, however if the Participant was a Participant in the Chiles 401(k) Plan as of September 30, 2002, he may make a withdrawal pursuant to this Section 14.5(c) once every six months.  A Participant making a withdrawal pursuant to this subsection (c) shall continue to be eligible to make Salary Reduction Contributions pursuant to Section 3.1.

(d) Except as provided in subsections (a)-(c) above, no amounts may be withdrawn by a Participant from his 401(k) Account and Employer Account, unless the Participant is able to demonstrate financial hardship satisfying the requirements of this subsection (d), prior to his (1) severance from employment with his Employer and all Affiliated Companies, (2) his disability, (3) termination of the Plan without establishment of a successor defined contribution plan [other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in Section 409 of the Code, a simplified employee pension plan as defined in Section 408(k) of the Code, a SIMPLE IRA plan as defined in Section 408(p) of the Code, a plan or contract that meets the requirements of Section 403(b) of the Code, or a plan that is described in Section 457(b) or (f) of the Code] by the Employer, (4) the date of the sale or disposition by the Employer to an entity that is not an Affiliated Company of substantially all of the assets [within the meaning of Section 409(d)(2) of the Code] used by the Employer in a trade or business of the Employer with respect to a Participant who continues employment with the entity acquiring such assets, (5) the date of the sale or disposition by the Employer of its interest in a subsidiary [within the meaning of Section 409(d)(3) of the Code] to an entity which is not an Affiliated Company with respect to a Participant who continues employment with such subsidiary, or (6) such other date or dates as may be permitted by the Internal Revenue Service in its published rulings, notices or announcements or by Treasury regulations.

Subject to the foregoing, a Participant, by giving advance written Notice in the manner prescribed by the Administrator or, if allowed by the Administrator, by Interactive Electronic Communication, may withdraw on or before the Hurricane Relief Deadline (as defined in the next sentence) all or any part of his 401(k) Account and the vested portion of his Employer Account for a financial hardship only if, under uniform rules and regulations, the Administrator determines that (i) the purpose of the withdrawal is to meet the Immediate Financial Need (as defined below) of an eligible Participant or of a Participant’s eligible lineal ascendant or descendant, dependent or spouse, and (ii) the amount of the withdrawal does not exceed the lesser of (A) the aggregate value of the Participant's 401(k) Account and vested Employer Account as of the Valuation Date immediately preceding the date of the withdrawal, and (B) for any taxable year of the Participant, $100,000 reduced by the aggregate amounts distributed under this subsection (d) from such Participant’s Individual Account for all prior taxable years.  For purposes of this subsection (d), Hurricane Relief Deadline means (i) December 31, 2006 in the case of any withdrawal necessary because of an economic loss sustained by a Participant, and (ii) March 31, 2006 (or such later date as may be specified by the Internal Revenue Service) in the case of any withdrawal necessary because of an economic loss sustained by a Participant’s eligible lineal ascendant or descendant, dependent or spouse.  Hardship withdrawals shall be taken from a Participant's Individual Account in the following order: the 401(k) Account, then the portion of the Employer Account attributable to Matching Contributions, and then the portion of the Employer Account attributable to Employer profit sharing contributions.

For purposes of this subsection (d), "Immediate Financial Need" shall mean (i) an economic loss sustained by a Participant whose principal place of abode on August 28, 2005 was located in the Hurricane Katrina disaster area, (ii) an economic loss sustained by a Participant whose principal place of abode on September 23, 2005 was located in the Hurricane Rita disaster area, (iii) an economic loss sustained by a Participant whose principal place of abode on October 23, 2005 was located in the Hurricane Wilma disaster area, (iv) or an economic loss sustained by a Participant’s lineal ascendant or descendant, dependent or spouse whose principal place of abode on August 29, 2005 was located in the Hurricane Katrina disaster area.  The Administrator may rely upon representations by the Participant as to the Immediate Financial Need, unless the Administrator has actual knowledge to the contrary.

A Participant may, at any time during the three-year period beginning on the day after the date on which a hardship withdrawal (hereinafter referred to as a "Qualified Hurricane Distribution") is received under this subsection (d), recontribute to the Plan all or any portion of the amount of that Qualified Hurricane Distribution.  If a Participant elects to make a recontribution or recontributions of a Qualified Hurricane Distribution, such amount or amounts shall be allocated to the Participant’s Individual Account in the following order: the 401(k) Account to the extent the Qualified Hurricane Distribution was originally taken from the 401(k) Account, and then the Employer Account to the extent the Qualified Hurricane Distribution was originally taken from the Employer Account with any such amount to be considered first a recontribution of amounts attributable to Matching Contributions and then amounts attributable to Employer profit sharing contributions to the same extent such amounts were so considered upon withdrawal.

No withdrawal may be made under this subsection (d) by reason of an event described in (3), (4) or (5) of the first paragraph of this subsection (d) unless the distribution is in the form of a "lump sum distribution" within the meaning of Section 401(k)(10)(B)(ii) of the Code.  In addition, no withdrawal may be made by reason of an event described in (3) or (4) of the first paragraph of this subsection (d) unless the transferor corporation continues to maintain the Plan after the disposition.  Each withdrawal under this subsection (d) at the time it is paid shall be charged to the Individual Account of the Participant from which the withdrawal is made.

All withdrawals under this Section 14.5 shall be made as soon as administratively practicable following the date Notice of withdrawal is received by the Administrator or, if allowed by the Administrator, the Interactive Electronic Communication is given.  The advance Notice requirement of this Section 14.5 may be waived by the Administrator in its sole discretion.  All withdrawals under this Section 14.5 shall be based on the value of the Participant's 401(k) Account, Savings Account, Employer Account, Reinstatement Account and Rollover Account, as the case might be, as of the Valuation Date for which the withdrawal is to be made.  Withdrawals under this Section 14.5 shall, to the extent required by the Code, be subject to the provisions of Section 14.11.  For all withdrawals under this Section 14.5, the Administrator shall allocate the withdrawal on a pro rata basis among the Participant's Investment Fund elections, subject to any restrictions or limitations applicable to a particular Investment Fund.  Payments under this Section 14.5 shall be made in a single sum payment in cash.

Sec. 14.6 Claims Procedure.  The Administrator shall process all benefit claims of Participants, Former Participants and Beneficiaries pursuant to the claims procedure specified in the summary plan description for the Plan and shall act in a manner which is consistent with regulations published from time to time by the Department of Labor.

Sec. 14.7 Administrator's Duty to Trustee.  The Administrator will notify the Trustee at the appropriate time of all facts which may be necessary hereunder for the proper allocation of increases, decreases, expenses, and contributions for Participants, the proper payment or distribution of benefits, or the proper performance of any other act required of the Trustee hereunder.  The Administrator shall notify the Trustee of such facts as are needed by the Trustee to perform its functions under the Plan and the Trust Agreement.  The Administrator shall secure appropriate elections, directions, and designations for Participants, Former Participants and Beneficiaries provided for in the Plan.

Sec. 14.8 Duty to Keep Administrator Informed of Distributee's Current Address.  Each Participant, Former Participant and Beneficiary must file with the Administrator from time to time in writing or, if allowed by the Administrator, by Interactive Electronic Communication, his mailing address and each change of mailing address.  Any communication, statement or Notice addressed to a Participant, Former Participant or Beneficiary at his last mailing address filed with the Administrator or if no address is filed with the Administrator then at his last mailing address as shown on an Employer's records, shall be binding on the Participant or Former Participant, and his Beneficiaries, for all purposes of the Plan.  Neither the Administrator nor the Trustee shall be required to search for or locate a Participant, Former Participant or Beneficiary.

Sec. 14.9 Failure to Claim Benefits.  If the Administrator notifies the Participant, Former Participant or Beneficiary by registered or certified mail at his last known address that he is entitled to a distribution and also notifies him of the provisions of this Section 14.9, and the Participant, Former Participant or Beneficiary fails to claim his benefits under the Plan or make his current address known to the Administrator within a reasonable period of time after such notification, the Administrator shall use reasonable efforts to locate the Participant, Former Participant or Beneficiary.  If those reasonable efforts are unsuccessful, the Administrator shall direct that all unpaid amounts which would have been payable to such Participant, Former Participant or Beneficiary will be forfeited and applied as provided in Section 13.5.  The Individual Account of a Participant, Former Participant or Beneficiary described in this Section 14.9 shall not be subject to the mandatory distribution provisions of Section 14.2 that would result in the automatic rollover of such amounts without the individual's consent.  In the event that the Participant, Former Participant or Beneficiary is subsequently located, the amounts which were forfeited shall be distributed to the Participant, Former Participant or Beneficiary, and an Employer shall contribute an amount to the Plan which is equal to the amount distributed under the terms of this Section 14.9 to the extent that such amount cannot be reinstated through forfeitures occurring during the Year of payment.  Notwithstanding the preceding sentences, if the Administrator is trying to locate a Participant, Former Participant or Beneficiary in connection with (i) a minimum required distribution under Section 14.4 or (ii) a return of Excess Elective Deferrals under Section 4.1, Excess Salary Reduction Contributions under Section 4.3, or Excess Matching Contributions under Section 5.2, and the Administrator determines that such Participant, Former Participant or Beneficiary cannot be located, the Administrator shall establish an escrow account outside of the Plan in the name of that Participant, Former Participant or Beneficiary and direct the Trustee to distribute such amount to that account.

Sec. 14.10 Distribution Pursuant to Qualified Domestic Relations Orders.  The Administrator shall establish policies and procedures for reviewing domestic relations orders relating to a Participant's or Former Participant's interest in the Plan.  The Administrator or its delegate shall determine whether any such domestic relations order is a Qualified Domestic Relations Order.  Notwithstanding any other provision of the Plan to the contrary, if the provisions of a Qualified Domestic Relations Order provide that distributions shall be made to an Alternate Payee prior to the time that the Participant with respect to whom the Alternate Payee's benefits are derived attains age 50 or would be entitled to a distribution of assets from the Plan, the Administrator shall direct the Trustee to commence payments to the Alternate Payee as soon as administratively practicable following the later of (i) the receipt of such Qualified Domestic Relations Order by the Administrator or (ii) the date the Administrator receives the Alternate Payee's written consent to such distribution if the Alternate Payee's benefits under the Plan as determined by the provisions of the Qualified Domestic Relations Order exceed $5,000.  Until such time as payment is made to an Alternate Payee pursuant to this Section 14.10, the Administrator shall direct the Recordkeeper to identify the Alternate Payee's interest in the Trust Fund and the Alternate Payee shall have no rights under the Plan other than the rights of a Beneficiary and the right pursuant to the provisions of Section 21.8 to direct the investment of amounts awarded to the Alternate Payee. A distribution to an Alternate Payee who is the former spouse of the Participant or Former Participant shall be subject to the provisions of Section 14.11.

Sec. 14.11 Tax Withholding and Participant's Direct Rollover. Unless provided otherwise in regulations promulgated by the Secretary of the Treasury, to the extent required under Section 3405 of the Code, the Trustee shall withhold 20% of the taxable portion of a Plan distribution or withdrawal made to a Participant, Former Participant, Alternate Payee or Beneficiary which constitutes an Eligible Rollover Distribution (as defined below).  Any amount withheld shall be deposited by the Trustee with the Internal Revenue Service for the purpose of paying the distributee’s federal income tax liability associated with the distribution or withdrawal.  Notwithstanding the foregoing provisions, each Direct Rollover Distributee (as defined below) shall be provided with a Notice described in Section 14.2 and given the right to elect [pursuant to Section 401(a)(31) of the Code and the applicable Treasury regulations promulgated thereunder] during the period prescribed in Section 14.2 to rollover all or any portion of the taxable amount of such person’s distribution or withdrawal (subject to limitations and restrictions, if any, adopted by the Administrator in accordance with applicable Treasury regulations) directly to an Eligible Retirement Plan (as defined below) and, to the extent a direct rollover is elected by any Direct Rollover Distributee, the withholding requirements of this Section 14.11 shall not apply.  If permitted by the Code or applicable Treasury regulations, a direct rollover as described in the preceding sentence may be accomplished by delivering a check from the Plan to the Direct Rollover Distributee payable to the trustee or custodian of the Eligible Retirement Plan.  Each such direct rollover election shall be in writing on a form prescribed by the Administrator for such purpose or, if allowed by the Administrator, by Interactive Electronic Communication, and given to the Direct Rollover Distributee within a reasonable period of time prior to the distribution or withdrawal.

For purposes of this Section 14.11, the following terms shall have the following meanings:

(a) "Direct Rollover Distributee" shall mean a Participant, a Former Participant, a spouse of a Participant or a Former Participant, and a Participant’s or Former Participant’s former spouse who is the Alternate Payee under a Qualified Domestic Relations Order.  Effective June 1, 2008, Direct Rollover Distributee shall also include a Participant’s or Former Participant’s non-spouse designated Beneficiary who receives an otherwise qualifying distribution after May 31, 2008 from a Participant’s or Former Participant’s Individual Account, provided such distribution is directly rolled over to an individual retirement account described in Section 408(a) of the Code which is established as an inherited IRA in accordance with guidance issued by the Department of Treasury or the Internal Revenue Service.

(b) "Eligible Retirement Plan" shall mean, except as otherwise provided in this Section 14.11(b), an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), an annuity plan described in Section 403(a) of the Code, an annuity contract described in Section 403(b) of the Code, a qualified trust described in Sections 401(a) and 501(a) of the Code, effective June 1, 2008, an eligible plan under Section 457(b) of the Code which is maintained by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state that will accept an Eligible Rollover Distribution and, in the case of an eligible plan under Section 457(b) of the Code, that agrees to separately account for amounts transferred into such plan from the Plan, and, effective for distributions after December 31, 2007, a Roth IRA described in Section 408A(b) of the Code; provided, however, that in the case of an Eligible Rollover Distribution to the surviving spouse of a Participant or Former Participant before June 1, 2008, an Eligible Retirement Plan shall mean only an individual retirement account or an individual retirement annuity.

(c) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of a Participant’s or Former Participant’s Individual Account to a Direct Rollover Distributee; provided, however, an Eligible Rollover Distribution shall not mean any distribution of all or any portion of a Participant’s or Former Participant’s Individual Account (i) that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Direct Rollover Distributee or the joint lives (or joint life expectancies) of the Direct Rollover Distributee and his designated Beneficiary, (ii) that is paid for a specified period of ten years or more, (iii) that is a part of a series of distributions during a calendar year to the extent that such distributions are expected to total less than $200 or a total lump sum distribution which is less than $200, as described in Q&A-11 of Treas. Reg. §1.401(a)(31)-1, (iv) to the extent such distribution is required by Section 401(a)(9) of the Code as provided in Section 14.4, (v) to the extent such distribution is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Ensco ADSs), and (vi) that is a hardship withdrawal if the Plan is amended to permit such withdrawals.

Article XV

NOTICES

Sec. 15.1 Notice.  As soon as practicable after a Participant, Former Participant or Beneficiary makes a request for payment, the Administrator shall notify the Trustee of the following information and give such directions as are necessary or advisable under the circumstances:

(a) name and address of the Participant, Former Participant or Beneficiary,

(b) amount to be distributed, and

(c) any other information required by the Trustee for federal or state income tax withholding and reporting purposes.

In addition to the information described above, for distributions and withdrawals, the Administrator shall notify the Recordkeeper and/or the Trustee, if applicable, as to the identity, address and other pertinent information of Eligible Retirement Plans as described in Section 14.11 to which the Direct Rollover Distributee (as defined in Section 14.11) has elected to rollover directly such distribution or withdrawal pursuant to Section 14.11.

Sec. 15.2 Modification of Notice.  At any time and from time to time after giving the Notice as provided for in Section 15.1, the Administrator may modify such original Notice or any subsequent Notice by means of a further Notice or notices to the Trustee but any action taken or payments made by the Trustee pursuant to a prior Notice shall not be affected by a subsequent Notice.

Sec. 15.3 Reliance on Notice.  Upon receipt of any Notice as provided in this Article XV, the Recordkeeper and/or the Trustee, as applicable, shall promptly take whatever action and make whatever payments are called for therein, it being intended that the Recordkeeper and/or the Trustee, as applicable, may rely on the information and directions in such Notice absolutely and without question.  However, the Recordkeeper and/or the Trustee, as applicable, may call to the attention of the Administrator any error or oversight which the Recordkeeper or the Trustee believes to exist in any Notice.

Article XVI

AMENDMENT OR TERMINATION OF PLAN

Sec. 16.1 Amendment or Termination by Company.  At any time the Company acting through its governing body may amend or modify the Plan in whole or in part, retroactively or otherwise, or may terminate or partially terminate the Plan, or discontinue or modify Employer contributions to the Plan, subject, however, to the other provisions of this Article XVI.  Such termination may be made without consent being obtained from the Trustee, the Recordkeeper, any Employer or Affiliated Company, the Administrator, the Committee, the Participants or their Beneficiaries, the Employees or any other interested person.  Also the Plan shall be considered terminated if the Company ceases business operations or if there is a complete discontinuance of Employer contributions to the Plan.

Sec. 16.2 Effect of Amendment.  No amendment or modification hereof by the Company, unless made to secure the approval of the Commissioner of Internal Revenue or other governmental bureau or agency, shall:

(a) operate retroactively to reduce or divest the then vested interest in any Individual Account or to reduce or divest any benefit then payable hereunder; or

(b) change the duties or responsibilities of the Trustee without the written consent or approval of the Trustee.

Each such amendment shall be in writing signed by duly authorized officers of the Company with such consents or approval, if any, as provided above and shall become effective as designated in such amendment.

Sec. 16.3 Distribution on Termination or Discontinuance of Contributions.  Upon termination of the Plan or complete discontinuance of contributions to the Plan, any amount of the Trust Fund previously unallocated, including any amounts in a suspense account established under Article VII, shall be allocated (unless such allocation would violate Article VII), and the Individual Accounts of all Participants, Former Participants, and Beneficiaries shall thereupon be and become fully vested and nonforfeitable to the extent then funded.  The Trustee shall deduct from the Trust Fund all unpaid charges and expenses including those relating to said termination, except as the same may be paid by an Employer.  The Trustee shall then adjust the balance of all Individual Accounts on the basis of the net value of the Trust Fund.  Subject to the limitations on distributions provided in the next paragraph, the Administrator shall direct the Trustee to distribute the amount to the credit of each Participant, Former Participant and Beneficiary when all appropriate administrative procedures have been completed.  If any amount in a suspense account shall not be allocable because of the provisions of Article VII, such amount shall be returned to the Employer.  Upon any complete discontinuance of contributions by an Employer, the assets of the Trust Fund shall be held and administered by the Trustee for the benefit of the Participants employed by such Employer discontinuing contributions in the same manner and with the same powers, rights, duties and privileges herein described until the Trust Fund with respect to such Employer has been fully distributed.  Upon the partial termination of the Plan, the Individual Accounts of affected Participants, Former Participants and Beneficiaries shall thereupon be and become fully vested and nonforfeitable to the extent then funded and shall be distributed to such Participants, Former Participants and Beneficiaries by the Trustee when all appropriate administrative procedures have been completed.

If no other defined contribution plan [other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in Section 409 of the Code, a simplified employee pension plan as defined in Section 408(k) of the Code, a SIMPLE IRA plan as defined in Section 408(p) of the Code, a plan or contract that meets the requirements of Section 403(b) of the Code, or a plan that is described in Section 457(b) or (f) of the Code] is maintained by the Company or any other Affiliated Company as of the Plan termination date, the Administrator shall direct the Trustee to distribute each Participant's entire Individual Account in a single lump sum distribution to him, or to an Eligible Retirement Plan as defined in Section 14.11 pursuant to the Participant's direct rollover election described in Section 14.11, as soon as administratively practicable after the later of (i) the termination date of the Plan or (ii) the receipt following application of a favorable determination letter from the Internal Revenue Service with respect to the termination of the Plan.  If, however, the Company or any Affiliated Company maintains another defined contribution plan [other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in Section 409 of the Code, a simplified employee pension plan as defined in Section 408(k) of the Code, a SIMPLE IRA plan as defined in Section 408(p) of the Code, a plan or contract that meets the requirements of Section 403(b) of the Code, or a plan that is described in Section 457(b) or (f) of the Code] either (i) as of the Plan termination date or (ii) at any time during the 12-consecutive month period ending on the anniversary of the date on which all assets of the Plan have been distributed, then except as provided in the next sentence, each Participant's entire Individual Account shall be transferred by the Trustee, without the Participant's consent, to such other defined contribution plan.  A Participant may request in writing or, if allowed by the Administrator, by Interactive Electronic Communication, that the Trustee distribute his Individual Account, excluding the balance attributable to his 401(k) Account unless distribution of such account would be permitted under Section 401(k)(2)(B) of the Code and the applicable Treasury regulations thereunder, in a single lump sum distribution to him, or to an Eligible Retirement Plan as defined in Section 14.11 pursuant to the Participant's direct rollover election described in Section 14.11, as soon as administratively practicable after the later of (i) the termination date of the Plan or (ii) the receipt following application of a favorable determination letter from the Internal Revenue Service with respect to the termination of the Plan.

Sec. 16.4 Reversion of Contributions to Employer.  Except as provided in Section 3.5 and Section 16.3, under no circumstances or conditions shall the Trust Fund or any portion thereof revert to any Employer or be used for or diverted to the benefit of anyone other than Participants, Former Participants and Beneficiaries, it being understood that the Trust Fund shall be for the exclusive benefit of Participants, Former Participants and Beneficiaries.

Sec. 16.5 Amendment of Vesting Schedule.  At any time that the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable interest in his Individual Account, each Participant who has completed a Period of Service of at least three years, whether or not consecutive, may elect to have his vested interest in his Employer Account determined under the vesting schedule in effect prior to such amendment.  An election made under the preceding sentence may be made at any time within 60 days after the later of the date:

(a) the amendment is adopted;

(b) the amendment becomes effective; or

(c)  the Participant is issued written notice of the amendment by the Administrator.

An election under this Section shall be made in a written instrument delivered to the Administrator or, if allowed by the Administrator, by Interactive Electronic Communication, and once made, shall be irrevocable.  For the purposes of this Section, a Participant shall be considered to have completed a Period of Service of at least three years, described in this Section if he shall have completed such years prior to the end of the period during which he could make an election hereunder.

Sec. 16.6 Merger or Consolidation of Plan.  In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to, another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants in the Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

(a) each Participant would (if either the Plan or the other plan had then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated); and

(b) such other plan and trust fund are qualified under Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code.

Sec. 16.7 Withdrawal of Employer.  If an Employer withdraws from participation in the Plan or completely discontinues contributions to the Plan without the immediate establishment of a new retirement plan, distribution of benefits to affected Participants will be made at the time and in the manner provided in Section 16.3.  However, pursuant to rules applied by the Administrator in a nondiscriminatory manner to all employees similarly situated or if the withdrawal or discontinuance by an Employer is deemed to be a partial termination of the Plan, the provisions of Section 16.3 hereof shall apply to an Employer's withdrawal or discontinuance as if it were a part of the complete termination of the Plan, but the participation of other Employers hereunder shall not be affected nor shall the continuation of the Plan with respect to the participation therein by other Employers be affected by such withdrawal or discontinuance by an Employer.  The assets attributable to the Participants employed by the withdrawing or discontinuing Employer, may, in the Administrator's discretion, be retained in and subject to the provisions of the Plan or distributed in liquidation.

Article XVII

COMMITTEE

Sec. 17.1 Committee Composition.  The Company may appoint a Committee consisting of any number of members as determined by the Company.  The Company may remove any member of the Committee at any time and a member may resign by written notice to the Company.  Any vacancy in the membership of the Committee shall be filled by appointment by the governing body of the Company, but pending the filling of any such vacancy the then members of the Committee may act hereunder as though they alone constitute the full Committee.

Sec. 17.2 Committee Actions.  Any and all acts and decisions of the Committee shall be by at least a majority of the then members, or by a unanimous written decision taken without a meeting, but the Committee may delegate to any one or more of its members the authority to sign notices or other documents on its behalf or to perform ministerial acts for it, in which event the Trustee and any other person may accept such notice, document or act without question as having been authorized by the Committee.

Sec. 17.3 Committee Procedure.  The Committee may, but need not, call or hold formal meetings and any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient.  The Committee shall maintain adequate records of its decisions which records shall be subject to inspection by the Company, any Employer, any Participant, Former Participant or Beneficiary, and any other person to the extent required by law, but only to the extent that they apply to such person.  Also the Committee may designate one of its members as Chairman and one of its members as Secretary and may establish policies and procedures governing it as long as the same are not inconsistent with the terms of the Plan.

Sec. 17.4 Delegation to Committee and Company's Duty to Furnish Information.  The Committee shall perform the duties and may exercise the powers and discretion given to it in the Plan and its decisions and actions may be relied upon by all persons affected thereby.  The Trustee and the Recordkeeper may rely without question upon any notices, directions, or other documents received from the Committee.  The Company and each Employer shall furnish the Committee with all data and information available to the Company which the Committee may reasonably require in order to perform its duties.  The Committee may rely without question upon any such data or information furnished by the Company and each Employer.

In addition to any other powers and responsibilities allocated to the Committee pursuant to the terms of this Plan, the following powers and responsibilities shall be exercised by the Committee:

(a) To administer the Plan as provided in Section 17.5.

(b) To establish and administer the Plan's claims procedure pursuant to Section 14.6 in a uniform and nondiscriminatory manner and, if appropriate in its sole discretion, to designate persons or entities to be responsible for initial claims and requests for review of claims decisions.

(c) To adopt such rules, forms and procedures as it shall deem necessary for the efficient administration of the Plan in accordance with its terms and the terms of any applicable law.

(d) To prepare and submit to governmental agencies, Participants, Former Participants and Beneficiaries such Plan descriptions, reports and other documents, or summaries thereof, as may be required by applicable law or necessary in the administration of the Plan.

(e) To remedy possible ambiguities, inconsistencies or omissions in connection with its power to interpret the Plan; provided, however, that all such actions and decisions shall be applied in a uniform manner to all Employees similarly situated.

(f) To authorize disbursements from the Trust Fund, including refunds of contributions permitted by the Plan (any instructions of the Committee to the Trustee shall be evidenced in writing and signed by a member of the Committee delegated with such authority by a majority of the Committee).

(g) To appoint a Recordkeeper who shall perform, without discretionary authority or control, administrative functions within the framework of policies, interpretations, rules, practices and procedures adopted by the Committee or the Administrator.

(h) To employ such advisors (including but not limited to attorneys, independent public accountants and investment advisors) and such other technical and clerical personnel as may be required in the Committee's discretion for the proper administration of the Plan, and to pay the reasonable expenses of such persons from the Trust Fund.

(i) To establish and to instruct the Trustee and any investment manager with respect to asset administration objectives and policies consistent with Plan requirements and establish Investment Funds in accordance with such objectives and policies.

(j) To review from time to time, but at least as often as annually, the investment performance of the Trustee and any insurance company or investment manager acting with respect to any portion of the Trust Fund.  The Committee may engage the services of such person it deems appropriate including, investment managers, to review investments held by the Plan and the financial condition of insurance companies issuing insurance contracts to the Plan.

(k) To supervise at least one audit of the Plan's assets for each Year and review the Trustee's annual accounting.

Sec. 17.5 Construction of Plan and Trustee's and Recordkeeper's Reliance.  Any and all matters involving the Plan, including but not limited to any and all disputes which may arise involving Participants, Former Participants, and Beneficiaries and/or the Trustee or the Recordkeeper shall be referred to the Committee.  The Committee has the exclusive discretionary authority to construe the terms of the Plan and the exclusive discretionary authority to determine eligibility for all benefits hereunder.  Any such determinations or interpretations of the Plan adopted by the Committee shall be final and conclusive and shall bind all parties.  The Trustee and the Recordkeeper may rely upon the decision of the Committee with respect to any question concerning the meaning, interpretation, or application of any provision of the Plan.  The Committee's interpretations and determinations with respect to the Plan and the Trust Agreement shall be based on such information as is reasonably available to the Committee at the time a decision is made.  In addition, in administering the Plan, the Committee may rely conclusively upon an Affiliated Company's payroll and personnel records maintained in the ordinary course of business.

Sec. 17.6 Committee Member's Abstention in Cases Involving Own Rights.  Notwithstanding any other provision of this Article XVII, no Committee member shall vote or act upon any matter involving his own rights, benefits, or participation in the Plan.

Sec. 17.7 Counsel to Committee.  The Committee may engage agents to assist it and may engage legal counsel who may be legal counsel for the Company.  All reasonable expenses incurred by the Committee may be paid from the Trust Fund.

Sec. 17.8 Indemnification of Employees and Directors.  The Company hereby indemnifies each member of the Committee and each employee, officer and director of an Affiliated Company who are delegated responsibilities under or pursuant to the Plan against any and all liabilities and expenses, including attorneys' fees, actually and reasonably incurred by them in connection with any threatened, pending or completed legal action or judicial or administrative proceeding to which they may be a party, or may be threatened to be made a party, by reason of membership on the Committee or other delegation of responsibilities, except with regard to any matters as to which they shall be adjudged in such action or proceeding to be liable for gross negligence or willful misconduct in connection therewith.  In addition, the Company may provide appropriate insurance coverage for the members of the Committee or each such other individual indemnified pursuant to this Section 17.8 who is not otherwise appropriately insured.

Sec. 17.9 Action Taken in Good Faith.  To the extent permitted by ERISA, the members of the Committee and each employee, officer and director of an Affiliated Company who are fiduciaries with respect to the Plan shall be entitled to rely upon, and be fully protected with respect to any action taken or suffered by them in good faith in reliance upon, all tables, valuations, certificates, reports and opinions furnished by the Recordkeeper, the Trustee, or any accountant, attorney, insurance company or investment manager acting at any time hereunder.

Article XVIII

MISCELLANEOUS

Sec. 18.1 No Employment or Compensation Agreement. Nothing contained in the Plan shall be construed as giving any person or entity any legal or equitable right against the Company, any Employer, any Affiliated Company, their shareholders or partners, officers or directors, the Named Fiduciary, the Committee, the Administrator, the Trustee or the Recordkeeper, except as the same shall be specifically provided in the Plan.  The Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee.  Nor shall anything in the Plan give any Participant or other Employee the right to be retained in the service of any Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant in the Plan.  The employment of all persons by any Employer shall remain subject to termination by that Employer to the same extent as if the Plan had never been executed.

Sec. 18.2 Spendthrift Provision.  Except (i) as provided in Section 21.11 with respect to Participant loans, (ii) as provided by the terms of a domestic relations order which is determined to be qualified under Section 414(p) of the Code, or (iii) as permitted pursuant to Section 401(a)(13) of the Code and Section 206(d) of ERISA, no Participant, Former Participant or Beneficiary shall have the right to assign, alienate or transfer his interest hereunder, nor shall his interest be subject to claims of his creditors or others, it being understood that all provisions of the Plan shall be for the exclusive benefit of those designated herein.

Sec. 18.3 Construction.  It is the intention of each Employer that the Plan be qualified under Section 401 of the Code and comply with the applicable provisions of ERISA, and all provisions hereof should be construed to that result.

Sec. 18.4 Titles.  Titles of Articles and Sections hereof are for convenience only and shall not be considered in construing the Plan.

Sec. 18.5 Texas Law Applicable.  The Plan and each of its provisions shall be construed and their validity determined by the laws of the State of Texas to the extent not preempted by ERISA or other applicable federal law.

Sec. 18.6 Successors and Assigns.  The Plan shall be binding upon the successors and assigns of the Company and each Employer and the Trustee and upon the heirs and personal representatives of those individuals who become Participants hereunder.

Sec. 18.7 Allocation of Fiduciary Responsibility by Named Fiduciary.  A fiduciary with respect to the Plan, as described in Section 3(21) of ERISA, shall only have those specific powers, duties, responsibilities and obligations as are explicitly given such fiduciary under the terms of the Plan and the Trust Agreement or allocated to such fiduciary pursuant to the procedures set forth herein.  The Company shall be the administrator of the Plan as described in Section 3(16)(A) of ERISA and, except as provided otherwise herein, the Company shall have all the duties and responsibilities of an administrator of purposes of ERISA.  Except as otherwise provided herein or subsequently delegated to other persons pursuant to the provisions hereof, the Names Fiduciary shall possess general authority to manage the operation and administration of the Plan.  The governing body of the Company may appoint an administrative committee to perform all or a portion of the functions of the Named Fiduciary hereunder.  The Named Fiduciary or, if the governing body of the Company appoints a Committee, the Committee may, by written instrument, allocate some or all of its responsibilities to another fiduciary, including the Trustee, or designate another person to carry out some or all of its fiduciary responsibilities.  Each fiduciary to whom responsibilities are allocated by the Named Fiduciary or, if applicable, by the Committee, will be furnished a copy of the Plan and their acceptance of such responsibility will be made by agreeing in writing to act in the capacity designated.  It is intended that each fiduciary shall be responsible only for the proper exercise of his own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or failure to act of another fiduciary.  The Named Fiduciary shall not be liable for an act or omission of any person (who is allocated a fiduciary responsibility or who is designated to carry out such responsibility) in carrying out a fiduciary responsibility except to the extent that with respect to the allocation or designation, continuation thereof, or implementation or establishment of the allocation or designation procedures the Named Fiduciary (i) did not perform all of his duties and responsibilities and exercise his powers hereunder with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, (ii) knowingly participates in or knowingly undertakes to conceal an act or omission of another fiduciary of the Plan, with the knowledge that such act or omission is a breach of fiduciary responsibility, (iii) did not make reasonable efforts under the circumstances to remedy a breach of fiduciary responsibility of which the Named Fiduciary has knowledge, or (iv) did not carry out its specific responsibilities, in accordance with the standard set forth in (i) above, and as a result, it has enabled another fiduciary of the Plan to commit a breach.  Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

Sec. 18.8 Fees and Expenses of Administration.  Except to the extent paid by an Employer or as otherwise provided in this Section 18.8 or prohibited by ERISA, the Administrator shall cause the Trustee to pay from the assets of the Plan, including from the unallocated forfeitures as provided in Section 13.5, all fees and expenses incurred in the administration of the Plan, including expenses of the Committee, the Recordkeeper and the Administrator, and expenses and compensation of the Trustee and the expenses of counsel.  The Company, from time to time, may change the manner in which fees and expenses are allocated under the Plan.

Sec. 18.9 Plan Controls.  The Trust Agreement is a part of the Plan.  In case of any inconsistency between the terms of the Plan and the Trust Agreement, the provisions of the Plan shall control.  In the event of any conflict between the terms of the Plan and any summary thereof or other document relating thereto, from whatever source, the terms of the Plan shall govern.

Sec. 18.10 Effect of Mistakes.  In the event of a mistake or misstatement as to the age or eligibility of any person, or the amount of any kind of contributions, withdrawals or distributions made or to be made to a Participant, or other person, the Administrator shall, to the extent it deems possible, make such adjustment as will in its judgment afford to such person the credits, distributions or other rights to which he is properly entitled under the Plan.

Sec. 18.11 Operation of the Plan; Permitted Corrections.  The Company intends to operate and administer the Plan as a tax-qualified retirement plan under Section 401(a) of the Code.  In the event that the Administrator determines that the operation of the Plan or the form of the Plan, or both, fails to comply in any respect with the applicable requirements of the Code, the Company may take whatever action it deems necessary and appropriate under the circumstances to comply with its intent to maintain the Plan as a tax-qualified retirement plan, including (i) the contribution of "qualified non-elective contributions" within the meaning of Section 401(m)(4)(C) of the Code to be allocated for any Year determined by the governing body of the Company to the 401(k) Accounts of the Non-Highly Compensated Employees determined for that Year by the governing body of the Company in the manner determined by the governing body of the Company and (ii) corrections made pursuant to, or consistent with the purposes of, the Employee Plans Compliance Resolution System, as set forth in Revenue Procedure 2008-50 issued by the Internal Revenue Service, as the principles of such Revenue Procedure may be modified or expanded from time to time, or any other correction procedures available generally to the Company with respect to the Plan.  The Administrator also is permitted to take any action it deems necessary and appropriate under the circumstances to make corrections under the Voluntary Fiduciary Correction Program established by the Department of Labor and/or to assist another Plan fiduciary in connection with its compliance actions under such program.

Article XIX

ADOPTION BY AFFILIATED COMPANIES

Sec. 19.1 Transfer of Employment to Another Employer. When an Employee's employment with any Employer is terminated, but such Employee continues to be a Participant by reason of continued employment by another Employer, the Participant concerned shall not be considered to have changed employers for purposes of determining the Participant's eligibility, vesting rights, participation, and Plan benefits.

Sec. 19.2 Contributions and Forfeitures.  Each Participant shall have his Employer Account credited with his share of his former Employer's Matching Contributions and profit sharing contributions, if any, and with his share of his new Employer's Matching Contributions and profit sharing contributions, if any.  The aggregate of the Salary Reduction Contributions by such Participant during the portion of the Year employed by an Employer shall constitute the basis for his allocation of that particular Employer's Matching Contribution, if any, for that Year and the aggregate of the Participant's Annual Compensation during the portion of the Year employed by an Employer shall constitute the basis for his allocation of that particular Employer's profit sharing contribution, if any, for that Year.  Forfeitures shall be applied as provided in Section 13.5 (as determined by the Administrator) to reduce the contribution of any or all Employers during the Year.

Sec. 19.3 Action by Company.  The Employers delegate to the Company the authority to amend the Plan, remove the Trustee, Administrator and Recordkeeper, or a Committee member, appoint a new or additional Trustee or Committee member, appoint a new Administrator or Recordkeeper, or take all other actions concerning the Plan without joinder or approval of the other Employers.

Article XX

THE TRUSTEE

Sec. 20.1 Trust Fund.  A Trust Fund has been created and will be maintained for the purposes of the Plan, and the monies thereof will be invested in accordance with the terms of the Trust Agreement which forms a part of the Plan.  All Salary Reduction Contributions, Matching Contributions, Employer profit sharing contributions and Employer qualified non-elective contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund.

Sec. 20.2 Trustee's Duties.  Except as otherwise specifically provided in the Trust Agreement, the Trustee's obligations, duties and responsibilities are governed solely by the terms of the Trust Agreement, reference to which is hereby made for all purposes.

Sec. 20.3 Benefits Only from Trust Fund.  Any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction.  In no event will any Employer or any of its officers, Employees, agents, members of its governing body, the Trustee, any successor trustee, the Administrator, the Recordkeeper or any member of the Committee, be liable in their individual capacities to any person whomsoever, under the provisions of the Plan or the Trust Agreement, absent a breach of fiduciary responsibility determined pursuant to the applicable provisions of ERISA.

Sec. 20.4 Trust Fund Applicable Only to Payment of Benefits.  The Trust Fund will be used and applied only in accordance with the provisions of the Plan, to provide the benefits thereof, except as provided in Section 18.8 regarding payment of administrative fees and expenses, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and other persons thereunder entitled to benefits.

Sec. 20.5 Texas Trust Code.  Although it is intended that the foregoing powers of the Trustee be applicable hereunder, it is also intended that all provisions of the Texas Trust Code, and any amendments thereto, not inconsistent with the above enumerated powers or other provisions of the Plan, shall be applicable in the administration of the Trust Fund.

Sec. 20.6 Voting of Ensco ADS and Company Stock.  The Trustee shall, upon receipt of notice to it of any meeting at which the holders of the Class A ordinary shares in Ensco plc (the "Shares") are entitled to vote, promptly send (or cause a third party to send, at the expense of the Company) each Participant and Former Participant a copy of the proxy solicitation materials, together with a form requesting confidential voting instructions to the Trustee regarding the Ensco ADSs allocated to his Individual Account.  Each Participant and Former Participant shall be entitled to direct the Trustee as to the manner in which the Trustee is to instruct the depositary for the Ensco ADSs (the "Depositary") to vote (or, if applicable, cause the custodian appointed by the Depositary (the "Custodian") to vote) all Ensco ADSs (including fractional Ensco ADSs) allocated to his Individual Account, provided he delivers instructions to the Trustee directing it how to instruct the Depositary (or the Custodian, if applicable) to vote Ensco ADSs at least five business days prior to the date such vote shall be required (or such other period of time as may be required by the Trustee).  In the event a Participant or Former Participant delivers conflicting instructions, the instructions delivered last in time shall control.  In the event a Participant or Former Participant fails to deliver such instructions, the Trustee shall instruct the Depositary to vote, or cause the Custodian to vote, such Ensco ADSs proportionately to the ratio of the votes of the Participants and Former Participants who have delivered voting instructions to the Trustee.  Voting instructions may be given only in respect of a number of Ensco ADSs representing an integral number of the Shares.  All instructions shall be maintained by the Trustee to safeguard the confidentiality of the instructions.

Prior to the effective date of the Merger, the Trustee shall, upon notice to it of any stockholders' meeting of the Company, promptly cause the Transfer Agent for the Company (the "Transfer Agent") to send each Participant and Former Participant a copy of the proxy solicitation materials, together with a form requesting confidential voting instructions to the Transfer Agent regarding shares of Company Stock allocated to his Individual Account.  Each Participant and Former Participant shall be entitled to direct the Trustee as to the manner in which all shares (including fractional shares) of Company Stock allocated to his Individual Account are to be voted, provided he delivers instructions to the Transfer Agent directing it how to vote such shares at least five business days prior to the date such vote shall be required.  In the event a Participant or Former Participant delivers conflicting instructions, the instructions delivered last in time shall control.  In the event a Participant or Former Participant fails to deliver such instructions, the Trustee shall vote such shares proportionately to the ratio of the votes of the Participants and Former Participants who have delivered voting instructions to the Transfer Agent.  All instructions shall be maintained by the Transfer Agent to safeguard the confidentiality of the instructions.

Sec. 20.7 Tender and Exchange Offers.  The provisions of this Section 20.7 shall apply in the event that a tender offer (as defined below) is made for the Ensco ADSs or underlying Shares (as defined in Section 20.6) or an offer to exchange securities (as defined below) for the Ensco ADSs (or the Shares) which are subject to the U.S. Securities Act of 1933, as amended, is made.

(a) Definitions.  A tender offer and an exchange offer or offer to exchange shall have the meanings set forth below:

(i) an offer that is subject to Section 14(d)(1) of the U.S. Securities Exchange Act of 1934, as amended; and

(ii) a "takeover offer" as defined in Section 974 of the UK Companies Act 2006 and if, at the relevant time, the Company is subject to the UK City Code on Takeovers and Mergers, an "offer" (as defined therein).

(b) Notice and Directions.  Upon such a tender or exchange offer occurring, the Company and the Trustee shall utilize their best efforts to notify each affected Participant and Former Participant and to cause to be distributed to him such information as will be distributed to the holders of the Ensco ADSs or the Shares, whichever shall apply, generally in connection with any such tender or exchange offer and a form by which the Participant or Former Participant may direct the Trustee in writing as to what action, as set forth below, to take on behalf of that Participant or Former Participant with respect to the Ensco ADSs allocated to his Individual Account under the Plan or, if applicable, the Shares represented by such Ensco ADSs.  If the Trustee does not receive such written directions from a Participant or Former Participant, the Trustee shall not tender or deliver in acceptance of the exchange offer any of the Ensco ADSs (or surrender the Ensco ADSs in connection with a tender or exchange offer over the Shares) held in that Participant's or Former Participant's Individual Account.

(c) Cash Tender Offer – Ensco ADSs.  In connection with a cash tender offer for Ensco ADSs, a Participant or Former Participant may direct the Trustee to tender any or all Ensco ADSs held in the Participant's or Former Participant's Individual Account.  Any cash received by the Trustee as a result of such tender shall be invested by the Trustee in such short-term interest bearing investments as it deems appropriate pending direction from Participants and Former Participants regarding the reinvestment of such cash in the Investment Funds then available under the Plan.

(d) Exchange Offer – Ensco ADSs.  In connection with an exchange offer for Ensco ADSs, a Participant or Former Participant may direct the Trustee to deliver in acceptance of the exchange offer any or all Ensco ADSs held in the Participant's or Former Participant's Individual Account.  Any property received by the Trustee in connection with such exchange shall be held by the Trustee in separate accounts for the affected Participants and Former Participants pending directions from them regarding the reinvestment of such property in the Investment Funds that are available under the Plan.

(e) Tender and Exchange Offer – Ensco ADSs.  In connection with a combination tender and exchange offer for Ensco ADSs, a Participant or Former Participant may direct the Trustee to tender and deliver in acceptance of the exchange offer any or all Ensco ADSs held in the Participant's or Former Participant's Individual Account with any cash received by the Trustee as a result of such tender treated as provided in subsection (c) above and any property received by the Trustee in connection with the exchange treated as provided in subsection (d) above.

(f) Cash Tender Offer – Shares.  In connection with a cash tender offer for Shares, a Participant or Former Participant may direct the Trustee to surrender to the Depositary any or all Ensco ADSs held in the Participant's or Former Participant's Individual Account and withdraw the Shares and then deliver the Shares in acceptance of the tender offer.  Any cash received by the Trustee as a result of such tender shall be invested as provided in subsection (c) above.

(g) Exchange Offer – Shares.  In connection with an exchange offer for Shares, a Participant or Former Participant may direct the Trustee to surrender to the Depositary any or all Ensco ADSs held in the Participant's or Former Participant's Individual Account and withdraw the Shares, and then deliver the Shares in acceptance of the exchange offer.  Any property received by the Trustee in connection with such exchange shall be held by the Trustee as provided in subsection (d) above.

(h) Tender and Exchange Offer – Shares.  In connection with a combination tender and exchange offer for Shares, a Participant or Former Participant may direct the Trustee to surrender to the Depositary any or all Ensco ADSs held in the Participant's or Former Participant's Individual Account and withdraw the Shares, and tender and deliver the Shares in acceptance of the exchange offer.  Any cash received by the Trustee as a result of such tender shall be invested as provided in subsection (c) above and any property received by the Trustee in connection with the exchange shall be held by the Trustee as provided in subsection (d) above.

(i) Revocation of Directions.  A tender or exchange offer direction given by a Participant or Former Participant may be revoked by the Participant or Former Participant by completion of the form prescribed therefor by the Administrator, provided such form is filed with the Trustee at least two business days prior to the withdrawal-date-deadlines provided for in the regulations with respect to tender or exchange offers prescribed by the Securities and Exchange Commission or other applicable law.

(j) Best Efforts.  The Trustee shall use its best efforts to effect on a uniform and nondiscriminatory basis the sale or exchange of the Ensco ADSs or the Shares, as applicable, as directed by the Participants and Former Participants.  However, neither the Administrator, the Committee nor the Trustee insures that all or any part of the Ensco ADSs or the Shares directed by a Participant or Former Participant to be tendered or exchanged will be accepted under the tender or exchange offer.  Any such Ensco ADSs (including the Ensco ADSs related to a tender or exchange offer for the Shares) not so accepted shall remain in the Participant's or Former Participant's Individual Account and the Participant or Former Participant shall continue to have the same rights with respect to such Ensco ADSs as he had immediately prior to the Trustee’s tendering of the Ensco ADSs or the Shares.

(k) Conditional Obligations of the Trustee.  Any obligation belonging to the Trustee under the foregoing provisions of this Section 20.7 is conditional upon the tender offer or exchange offer:

(i) not conflicting with, constituting a breach of, or contravening any law, regulation, directive, judgment or order of any legislative, governmental or supervisory body of the United Kingdom or the European Union; and

(ii) being carried out in compliance with any requirement to file a prospectus or other filing with, or obtain prior consent, approval, authorization from, or a license, order, registration, qualification or decree of any court or governmental authority or agency or supervisory body.

If the conditions above are not met, the Trustee will not be required to perform such obligation.

If a tender or exchange offer is made, the Administrator shall adopt such rules, prescribe the use of such special administrative forms and procedures, delegate such authority, take such action and execute such instruments or documents and do every other act or thing as shall be necessary or in its judgment proper for the implementation of this Section 20.7.  All instructions from Participants and Former Participants regarding a tender or exchange offer shall be maintained by the Trustee to safeguard the confidentiality of the instructions.

Notwithstanding anything in the Plan to the contrary, in administering the tendering or exchange of Ensco ADSs or Shares pursuant to the applicable provisions of the Plan, it is intended that the confidentiality of the tenders or exchanges, as the case may be, made by Participants or Former Participants pursuant to the provisions of the Plan shall be maintained by the Trustee as may be contemplated by applicable law.

Prior to the effective date of the Merger, the provisions governing a tender offer made for the shares of Company Stock or an offer to exchange securities of another company for the shares of Company Stock were specified in section 21.7 of the Plan, as revised and restated effective January 1, 1997, as it existed prior to being amended effective as of the effective date of the Merger by Amendment No. 16 thereto.

Article XXI

INVESTMENTS

Sec. 21.1 Permitted Investments.  The investments permitted under the provisions of this Article XXI shall be in addition to any investments authorized pursuant to the provisions of the Trust Agreement.

Sec. 21.2 Investment of Trust Assets. Subject to Participants' investment directions under Section 21.8, and subject to Committee directions under Section 17.4, the Trustee shall have the sole responsibility for the administration of the Trust Fund and the management of the assets held thereunder, as provided in the Trust Agreement.  In addition to all investments allowable under the Texas Trust Code, and subject to the instructions of an Investment Advisor who is duly appointed as provided in Section 21.5, the Trustee may invest and reinvest the principal and income of the Trust Fund and shall keep such assets invested, without distinction between principal and income, in such property, real or personal, or part interests therein, wherever situated, as the Trustee may deem suitable without regard to the proportion such property or property of a similar character held in the Trust Fund may bear to the entire amount so held, including, but not limited to, capital, common and preferred stocks; personal, corporate, and governmental obligations; trust and participation certificates, oil, mineral, or gas properties, fee simple interests in real property; royalty interests or rights (including equipment pertaining thereto); machinery, equipment, leaseholds; mortgages (including mortgages inferior to other liens); other interests in real or personal property; notes and other evidences of indebtedness or ownership, secured or unsecured; partnership interests; contracts, and chooses in action.  In addition, the Trustee shall, upon direction of the Administrator, make a loan to a Participant to the extent permitted in Section 21.11.  The Trustee shall be obliged to use good faith and to exercise its honest judgment as to what investments are from time to time in the best interests of the Trust Fund and those entitled to benefit under the Plan.  Furthermore, the Trustee may hold any portion of the Trust Fund in cash and uninvested whenever it deems such holding necessary or advisable.

Sec. 21.3 Investment in Qualifying Employer Real Property and Qualifying Employer Securities.  If directed by the Administrator, the Trustee is permitted to hold or to lease or to purchase from or to sell or lease to an Employer or any other person or entity "qualifying employer real property," and to hold, or to purchase from or sell to an Employer or any other person or entity "qualifying employer securities," as each term is defined in Section 407(d) of ERISA.  Up to 100% of the fair market value of the assets of the Trust Fund may be invested in qualifying employer real property and qualifying employer securities.  The Trustee shall purchase and sell securities only in compliance with applicable state and federal securities laws and in accordance with directions of the Administrator.

Sec. 21.4 Investment in Certificate of Deposit.  The Trustee, if a bank, may invest in certificates of deposit issued by the Trustee or its affiliates provided such certificates of deposit bear both a competitive and reasonable rate of interest.

Sec. 21.5 Appointment of Investment Advisor.  The Named Fiduciary may appoint an investment advisor as permitted by Section 402(c)(3) of ERISA to direct the Trustee with regard to the investment of the assets held under the Plan.  For purposes of this Section 21.5, "investment advisor" shall mean a fiduciary of the Plan who (i) is registered as an investment  advisor under the Investment Advisers Act of 1940, (ii) is a bank, as defined in the Investment Advisers Act of 1940, or (iii) an insurance company qualified under the laws of more than one state to manage, acquire, or dispose of any asset of the Plan.  If such an investment advisor be so appointed, the Trustee shall invest the assets held under the Plan in accordance with the written directions received from such investment advisor.  The Trustee shall not be obligated to accept direction from the investment advisor until such investment advisor acknowledges in writing that it is a fiduciary of the Plan.

Sec. 21.6 Named Fiduciary's Control of Investments. Notwithstanding any other provision in this Article XXI, the Named Fiduciary is hereby given the right and power to direct the Trustee in writing to purchase, sell, lease, or otherwise act for the Trust Fund in regard to any property, whether real, personal, tangible or intangible, and to the extent that the Named Fiduciary so directs the Trustee, all rights, duties, and obligations with respect to said investment shall have been allocated to the Named Fiduciary within the meaning of Section 405 of ERISA, unless the direction is contrary to ERISA, and the Trustee shall carry out said directions without being liable or responsible in any way for any losses or unfavorable results resulting therefrom.  However, the Named Fiduciary may specifically abdicate part or all of such right and power in a written instrument so stating delivered to the Trustee.  Furthermore, it is not intended that the Trustee be required to ascertain whether the Named Fiduciary desires to give written directions pursuant to this Section before the Trustee exercises any power, right, or discretion granted to the Trustee hereunder.

Sec. 21.7 Investment in Collective Investment Trust.  The Trustee may invest the assets of the Trust Fund in any common or collective investment trust or pooled investment fund maintained by a bank or trust company supervised by a state or federal agency or pooled investment fund maintained by an insurance company licensed to do business in a state, including any bank, trust company or insurance company which may be a fiduciary or an affiliate of a fiduciary of the Plan, which fund or funds then provide for the pooling of the assets of plans described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code.  The provisions of the document governing such common or collective investment trust or pooled investment fund, as it may be amended from time to time, shall govern any investment therein and are hereby made a part of the Plan.

Furthermore, the Trustee, for collective investment purposes, may combine into one trust fund the Trust Fund and the trust created under any other qualified retirement plan of an Affiliated Company.  However, the Trustee shall maintain separate records of account for the assets of each trust in order to properly reflect each Participant's interest under each such plan.

Sec. 21.8 Participant Direction of Investments.  To the extent permitted by the Administrator from time to time, based on a non-discriminatory policy, each Participant and Former Participant may direct the Trustee concerning the investment of his Individual Account among Investment Funds made available to the Participants and Former Participants by the Administrator from time to time.  The investment direction rights under this Section 21.8 and the related procedures shall also apply to Beneficiaries and Alternate Payees for whom an Individual Account is held under the Plan.  The Administrator may change the Investment Funds set forth in Section 1.28 at such time as it may determine in its sole and absolute discretion; provided, however, that the Administrator shall maintain, at a minimum, at least three investment funds representing a broad range of investment alternatives which are flexible enough to meet the retirement needs of the largest possible group of the Participants and Former Participants taking into account their differing ages, retirement objectives, and investment philosophies and which provide Participants, Former Participants and Beneficiaries with a reasonable opportunity to materially affect the potential return on amounts in their Individual Accounts.  The Administrator may use registered mutual funds, bank-maintained collective investment funds or similar arrangements as funding vehicles for the Investment Funds, provided that the underlying investments of any such arrangement are consistent with the investment objectives of the particular Investment Fund, as established by the Administrator.  The Administrator, in its sole and absolute discretion, may at any time establish new Investment Funds or discontinue existing Investment Funds and may at any time increase or decrease the number of Investment Funds that are offered to Participants and Former Participants under the Plan.  If the Administrator determines that there is insufficient participation in a particular Investment Fund, the Administrator may, in its sole and absolute discretion, discontinue the availability of that Investment Fund.

A Participant or Former Participant may elect to invest the balance of his Individual Account in any one or more of the Investment Funds, but any such election of the Investment Funds must be in one percent increments (or such other minimum increment as may be determined by the Administrator) totaling 100%.  Prior to October 1, 2009, increments of ten percent were required.  At the time an Employee becomes a Participant, he shall complete and file with the Administrator using the form furnished by the Administrator or, if allowed by the Administrator, an Interactive Electronic Communication, designating the Investment Funds under which his Salary Reduction Contributions, accounts under a plan merged into the Plan, Rollover Contributions, if any, Employer profit sharing contributions and Matching Contributions, if any, allocated to his Individual Account, if any, are to be initially invested.  Separate elections may be made with respect to different types of contributions.  The Employer's profit sharing contributions pursuant to Section 3.3, if any, and Matching Contributions pursuant to Section 3.2, if any, shall be invested in accordance with the Participant's elections in effect at the time that such Employer profit sharing contributions and Matching Contributions are actually made to the Plan, unless the Participant completes and files with the Administrator a separate form or gives a separate Interactive Electronic Communication designating the Investment Fund or Funds under which his future Matching Contributions and Employer profit sharing contributions allocated to his Individual Account are to be invested.  The directions, and any change thereto, must be in writing or, if permitted by the Administrator, by Interactive Electronic Communication.

Up to 100% of the assets of a Participant’s Individual Account attributable to contributions allocated to his Individual Account on or before May 31, 2008 may be invested in Fund 5.  Effective June 1, 2008, a Participant may not direct that more than 50% of the assets of his Individual Account attributable to contributions allocated to his Individual Account after May 31, 2008 may be invested in Fund 5.  If the investment election of any Participant in effect on June 1, 2008 provides for an election in excess of 50% to Fund 5, that investment election shall be automatically revised, effective June 1, 2008, with respect to the specific election to Fund 5 to provide for an election of 50% to Fund 5 and the percentage elected in excess of 50% shall be deemed to be an election of that excess percentage to the particular T. Rowe Price target date retirement fund (currently set forth in Section 1.28 as Funds 13-24) determined by the age of the Participant.  Notwithstanding that the value of the assets in a Participant’s Individual Account that are invested in Fund 5 on June 1, 2008 is 50% or more of the total value of the assets in his Individual Account on that date, the Participant’s Individual Account may continue to hold that investment interest in Fund 5 after May 31, 2008 and the investment election in Fund 5 permitted by the two preceding sentences with respect to contributions allocated to his Individual Account after May 31, 2008 shall not be affected.  A Participant shall not be permitted, however, to direct the Trustee (in writing, or if allowed by the Administrator, by giving an Interactive Electronic Communication) after May 31, 2008 to change the investment of the assets then allocated to his Individual Account if (i) that investment election requires reinvestment of any assets in his Individual Account into Fund 5 and the value of the assets in his Individual Account that are invested in Fund 5 on that date is 50% or more of the total value of the assets in his Individual Account on that date, or (ii) the effect of that investment election would result in more than 50% of the value of the total assets in his Individual Account on that date being invested in Fund 5.

Effective October 1, 2009, a Participant may not direct that more than 25% of the assets of his Individual Account attributable to contributions allocated to his Individual Account after September 30, 2009 may be invested in Fund 5.  If the investment election of any Participant in effect on October 1, 2009 provides for an election in excess of 25% to Fund 5, that investment election shall be automatically revised, effective October 1, 2009, with respect to the specific election to Fund 5 to provide for an election of 25% to Fund 5 and the percentage elected in excess of 25% shall be deemed to be an election of that excess percentage to the particular T. Rowe Price target date retirement fund (currently set forth in Section 1.28 as Funds 13-24) determined by the age of the Participant.  Notwithstanding that the value of the assets in a Participant’s Individual Account that are invested in Fund 5 on October 1, 2009 is 25% or more of the total value of the assets in his Individual Account on that date, the Participant’s Individual Account may continue to hold that investment interest in Fund 5 after September 30, 2009 and the investment election in Fund 5 permitted by the two preceding sentences with respect to contributions allocated to his Individual Account after September 30, 2009 shall not be affected.  A Participant shall not be, however, to direct the Trustee (in writing, or if allowed by the Administrator, by giving an Interactive Electronic Communication) after September 30, 2009 to change the investment of the assets then allocated to his Individual Account if (i) that investment election requires reinvestment of any assets in his Individual Account into Fund 5 and the value of the assets in his Individual Account that are invested in Fund 5 on that date is 25% or more of the total value of the assets in his Individual Account on that date, or (ii) the effect of that investment election would result in more than 25% of the value of the total assets in his Individual Account on that date being invested in Fund 5.

If an Employee has an employment or re-employment commencement date after May 31, 2008 and fails to complete and file with the Administrator using the form furnished by the Administrator or, if allowed by the Administrator, to give an Interactive Electronic Communication, directing the Trustee concerning the investment of his Individual Account, the entire balance of his Individual Account shall be invested in the particular T. Rowe Price target date retirement fund (currently set forth in Section 1.28 as Funds 13-24) determined by the age of the Participant or Former Participant pending the Administrator’s receipt of investment direction from, or an Interactive Electronic Communication by, the Participant or Former Participant, or in such other default investment fund or funds as may be designated by the Administrator from time to time for such purpose which constitute a "qualified default investment alternative" under the applicable Department of Labor regulations.  At such time or times required by Section 404(c) of ERISA and the Department of Labor regulations promulgated thereunder, the Administrator shall give each Participant and Former Participant a Notice of his rights and obligations under the default arrangement which is sufficiently accurate and comprehensive to apprise the Participant or Former Participant of such rights and obligations and is written in a manner to be understood by the average Participant, as well as of such other information required by the applicable Department of Labor regulations.  The Notice must (i) explain the Participant’s or Former Participant’s rights under the Plan to specifically elect to exercise control over the investment of his Individual Account, (ii) explain how the Participant’s or Former Participant’s Individual Account will be invested in the absence of an investment election by the Participant or Former Participant, and (iii) include all other information required by the applicable Department of Labor regulations.  Each Participant and Former Participant whose Individual Account has been invested in a default investment fund shall be permitted to transfer to any other Investment Fund as frequently as Participants and Former Participants who affirmatively elect to direct the investment of their Individual Accounts hereunder.  If an Employee has an employment or re-employment commencement date before June 1, 2008 and fails to direct the investment of his Individual Account, the entire balance of his Individual Account shall be invested in Fund 4.

Effective January 1, 2007, the statement described in Section 9.2 that is required to be provided, each quarter to the Participants, Former Participants, Beneficiaries and Alternate Payees for whom an Individual Account is held hereunder must include (i) the value of each investment to which assets in the individual’s Individual Account are allocated (determined as of the Plan’s most recent valuation date), (ii) an explanation of any limitations or restrictions on any right of the individual to direct an investment, (iii) an explanation, written in a manner calculated to be understood by the average Participant, of the importance, for the long-term retirement security of Participants of a well-balanced and diversified investment portfolio, including a statement of the risk that holding more than 20% of a portfolio in the security of one entity may not be adequately diversified, and (iv) a Notice directing the Participant, Former Participant, Beneficiary or Alternate Payee to the Internet website of the Department of Labor for sources of information on individual investing and diversification.

Sec. 21.9 Changes to Prior Participant Direction of Investments.  A Participant's or Former Participant's direction (or a default election under Section 21.8) of the investment of his Individual Account shall remain the same until changed by such Participant or Former Participant pursuant to this Section.  A Participant or Former Participant may change the direction of the investment of the current balance of his Individual Account or future contributions allocated to his Individual Account, or both, effective as of any day following any Valuation Date by filing the appropriate form, or by Interactive Electronic Communication (if applicable), prior to such Valuation Date.

Sec. 21.10 Effect of Participant Direction of Investments.  If a Participant or Former Participant shall exercise any such right to direct the investment of his Individual Account, including, effective June 1, 2008, for this purpose, any Participant or Former Participant who timely receives the required Notice under Section 21.8 regarding the qualified default investment alternative but who fails to provide instructions to the Administrator directing the investment of his Individual Account as provided in Section 21.8, and, as a result, the balance of his Individual Account is invested on a qualified default investment alternative then, to that extent, the obligations, discretion, and duties with respect to such investments shall be deemed to have been allocated to that Participant or Former Participant within the meaning of Section 404(c) of ERISA and the Department of Labor regulations promulgated thereunder, and unless the direction is contrary to ERISA or the Administrator shall determine that such investment would be administratively infeasible and so notify that Participant or Former Participant, such directions shall be followed and no fiduciary with respect to the Plan shall be liable or responsible in any way for any losses or unfavorable results resulting therefrom.  It is not intended that the Administrator be required to ascertain whether the Participant or Former Participant desires to give written or Interactive Electronic Communication directions pursuant to Section 21.8 before the Trustee exercises any power, right, or discretion granted the Trustee under the Trust Agreement.

Pursuant to the Merger Agreement, each share of Company Stock held by the Trust Fund on the effective date of the Merger, including each such share allocated to the Individual Accounts of each Participant, was converted into one Ensco ADS.

Sec. 21.11 Participant Loans.  The Administrator may, in its sole discretion and in accordance with a uniform and nondiscriminatory policy established by it, permit loans to be made to a Participant, former Participant or Beneficiary [who is a "party in interest" within the meaning of Section 3(14) of ERISA], provided that any such loan (i) shall be made available to all such Participants, former Participants and Beneficiaries on a reasonably equivalent basis, (ii) shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants, (iii) shall bear a reasonable rate of interest, (iv) shall be adequately secured, and (v) shall provide for periodic repayment over a reasonable period of time.  In addition, loans granted or renewed pursuant to this Section 21.11 shall be granted or renewed in accordance with a written loan policy established by the Administrator (which policy, when properly adopted, is hereby incorporated by reference and made a part of this Plan).  Such written loan policy, once established may be modified or amended in writing from time to time without the necessity of amending this Section 21.11.  The loan policy established by the Administrator shall comply with the applicable provisions of ERISA and regulations promulgated pursuant thereto and with any limitations imposed by the Code and regulations promulgated pursuant thereto to prevent the loan from being deemed to be a taxable distribution to the Participant.  The loan policy may provide that loan repayments may be suspended under the Plan as permitted under Section 414(u)(4) of the Code.

A loan to a Participant pursuant to this Section 21.11 shall be treated as a separate investment option with respect to such Participant; provided, however, the transfer of assets from one Investment Fund to another in order to facilitate a Plan loan to a Participant shall not constitute an investment election change pursuant to Section 21.9.  Each loan under the Plan shall be granted from the Participant's vested Individual Account and shall come from his 401(k) Account, the vested portion of his Employer Account, and his Rollover Account, if any, on a pro-rata basis, each determined as of the most recent Valuation Date.  To the extent the loan funds are taken from an account in accordance with the preceding sentence, they shall be withdrawn from that account on a pro-rata basis from each of the Investment Funds in which that account is invested.  A loan subaccount shall be established and maintained by the Recordkeeper to account for the funding of any loan and the Participant's balance in the Investment Funds from which the loan proceeds are taken shall be reduced as provided in the preceding sentence to account for the funding of the loan.  The Participant's loan subaccount shall be credited with interest at the loan repayment rate.  As the Participant repays the loan, the balance in the loan subaccount shall be reduced and the Participant's balance in the Investment Funds then selected by the Participant for the particular account of the Participant from which the loan proceeds were originally derived shall be increased by allocating the Participant's loan repayments to such Investment Funds in which that account is invested in the same proportion as the Participant's most recent investment direction election.

Article XXII

TOP HEAVY PROVISIONS

Sec. 22.1 Minimum Allocation Requirements.  For any Year in which the Plan is a Top Heavy Plan and no other plan is maintained by an Employer or an Affiliated Company that provides the minimum benefit applicable to top heavy plans within the meaning of Section 416(g) of the Code, Employer contributions (excluding Employer contributions to Social Security and Salary Reduction Contributions made to the Plan for any Year under Section 6.2 and Matching Contributions included in the Contribution Percentage test for the Year under Section 5.1) and forfeitures which are allocated to any Employee who has satisfied the eligibility requirements of Section 2.1, without regard to whether he has elected to participate in the Plan pursuant to Section 2.2, and who on the last day of the Year is a Non-Key Employee shall not be less than the lesser of (i) three percent of such Participant's Annual Compensation [as defined in Section 7.2(f)] or (ii) the largest percentage of Employer contributions (including Salary Reduction Contributions and Matching Contributions), as a percentage of the amount of the Annual Compensation [as defined in Section 7.2(f)] of Participants who are Key Employees, but not in excess of the Compensation Limitation as defined in Section 1.5 allocated to any such Participant who is a Key Employee for that Year; provided, however, if an Employer maintains a defined benefit plan which designates the Plan to satisfy Section 401 or 410 of the Code, (ii) above shall not apply.  No Employer contributions allocated to a Non-Key Employee under this Section may be forfeited as a result of such Employee's withdrawal of his Salary Reduction Contributions under Section 14.5(d).  Matching Contributions that are used to satisfy the minimum contribution requirements of this Section 22.1 shall be treated as Matching Contributions for purposes of the Contribution Percentage tests of Section 5.1 and the other requirements of Section 401(m) of the Code.

Sec. 22.2 Definitions.

(a) "Determination Date" means for any Year the last day of the preceding Year, or in the case of the first Year of the Plan, the last day of that Year.

(b) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, at any time during the Year which includes the Determination Date, is:

(i) an officer of any Employer having Annual Compensation [as defined in Section 7.2(f)] greater than $130,000 [as adjusted under Section 416(i)(1) of the Code for Years beginning after December 31, 2002];

(ii) a more than five-percent owner of any Employer; or

(iii) a more than one percent owner of any Employer having Annual Compensation [as defined in Section 7.2(f)] from all Employers of more than $150,000.

For purposes of subsection (b)(i), no more than 50 Employees (or, if lesser, the greater of three or ten percent of the Employees) shall be treated as officers.  The constructive ownership rules of Section 318 of the Code (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in each Employer.

(c) "Non-Key Employee" means any Employee who is not a Key Employee.

(d) "Permissive Aggregation Group" means the Required Aggregation Group plus any other qualified plan or plans maintained by an Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

(e) "Required Aggregation Group" means (i) each qualified plan of an Employer in which at least one Key Employee participates or participated at any time during the Year containing the Determination Date or any of the four preceding Years (regardless of whether the plan has terminated), and (ii) any other qualified plan of an Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

(f) "Top Heavy Plan" means the Plan (i) if the Plan is not part of a Required Aggregation Group or a Permissive Aggregation Group and the Top Heavy Ratio for the Plan as of the Determination Date exceeds 60%, (ii) if the Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top Heavy Ratio for the group of plans exceeds 60%, or (iii) if the Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

(g) "Top Heavy Ratio" means:

(i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer or any other Employer has not maintained any defined benefit plan which during the one-year period (five-year period in determining whether the plan is top heavy for Years beginning before January 1, 2002) ending on the Determination Date(s) has or has had accrued benefits, the Top Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees of the Employers as of the Determination Date(s), including any part of any account balance distributed during the one-year period ending on the Determination Date(s)(five-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or Disability and in determining whether the Plan is a Top Heavy Plan for Years beginning before January 1, 2002), and the denominator of which is the sum of all account balances, including any part of any account balance distributed during the one-year period ending on the Determination Date(s) (five-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or Disability and in determining whether the Plan is a Top Heavy Plan for Years beginning before January 1, 2002), both computed in accordance with Section 416 of the Code and the Treasury regulations thereunder.  Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the Treasury regulations thereunder.

(ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer or any other Employer maintains or has maintained one or more defined benefit plans which during the one-year period (five-year period in determining whether the Plan is a Top Heavy Plan for Years beginning before January 1, 2002) ending on the Determination Date(s) has or has had any accrued benefits, the Top Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees of the Employers, determined in accordance with subsection (g)(i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees of the Employers as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with subsection (g)(i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the Treasury regulations thereunder.  The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the one-year period ending on the Determination Date(s) (five-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or Disability and in determining whether the Plan is a Top Heavy Plan for Years beginning before January 1, 2002).

(iii) For purposes of subsection (g)(i) and (ii) above, the value of account balances and the present value of accrued benefits shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the Treasury regulations thereunder for the first and second plan years of a defined benefit plan.  The account balances and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the one-year period (five-year period in determining whether the Plan is a Top Heavy Plan for Years beginning before January 1, 2002) ending on the Determination Date shall be disregarded.  The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Section 416 of the Code and the Treasury regulations thereunder.  Deductible employee contributions shall not be taken into account for purpose of computing the Top Heavy Ratio.  When aggregating plans the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

The accrued benefit of a Participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer or any other Employer, or (B) if there is no such method, as if such benefit accrued no more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

IN WITNESS WHEREOF, ENSCO International Incorporated, the Company, acting by and through its duly authorized officers, has caused this Agreement to be executed as of the day and year first above written.

ENSCO INTERNATIONAL INCORPORATED

 By Dean A. Kewish
     COMPANY

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